UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC 800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2010 – DECEMBER 31, 2010

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Trust II Funds

December 31, 2010

Managers AMG Chicago Equity Partners Mid-Cap Fund

Managers AMG Chicago Equity Partners Balanced Fund

Managers High Yield Fund

Managers Fixed Income Fund

Managers Short Duration Government Fund

Managers Intermediate Duration Govetx157832_rnment Fund

AR002-1210

Managers Trust II Funds
Annual Report — December 31, 2010

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers AMG Chicago Equity Partners Mid-Cap Fund	6

Managers AMG Chicago Equity Partners Balanced Fund	12

Managers High Yield Fund	21

Managers Fixed Income Fund	33

Managers Short Duration Government Fund	44

Managers Intermediate Duration Government Fund	57

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	67
Fund balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	69
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	70
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	73
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	83
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	94

TRUSTEES AND OFFICERS	95

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”), is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefit from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

The economic recovery that began in 2009 extended into 2010, thanks in part to a concerted effort by global governments to provide a framework conducive to growth and asset inflation. More specifically, government officials, especially those in the U.S., used monetary policy to keep interest rates low in order to entice corporations to spend and investors to allocate funds to risk-based assets. This accommodative monetary policy proved to be very successful in the short run as economies continued to recover and riskier assets appreciated substantially. That being said, the path higher was somewhat choppy as fears over sovereign debt and the potential for a double-dip recession weighed on the minds of investors. Fear turned into courage in the second half of the year as corporate earnings proved to be better than expected and a sovereign debt crisis was averted when European government officials agreed to provide the Irish government with an $89 billion rescue package. These events contributed to a strong year for credit sensitive fixed-income securities, especially those in the high-yield sector with the Barclays U.S. Capital Corporate High Yield Index gaining 15.12%. The risk trade was also in favor on the equity side of the ledger and benefited greatly from strong corporate earnings as well as the Federal Reserve’s plan to stimulate the U.S. economy via another round of quantitative easing (QE2). For the year, small-cap stocks posted the best results with the Russell 2000® Index rising 26.85%, closely followed by the performance of mid-cap stocks, as represented by the Russell MidCap® Index, which gained 25.48% for the year.

Against this backdrop, the Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, Managers Fixed Income Fund, Managers Short Duration Government Fund and the Managers Intermediate Duration Government Fund (each a “Fund” and collectively the “Funds”), generated the following returns as detailed below:

Periods Ended 12/31/10		6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers AMG Chicago Equity Partners Mid-Cap Fund
-Class A	No Load	30.97%	28.06%	0.96%	2.43%	4.42%	9.62%	1/2/1997
-Class A	With Load	23.48%	20.68%	(1.01)%	1.23%	3.80%	9.15%	1/2/1997
-Class B	No Load	30.12%	26.78%	0.11%	1.59%	3.72%	8.00%	1/28/1998
-Class B	With Load	25.12%	21.78%	(0.89)%	1.21%	3.72%	8.00%	1/28/1998
-Class C	No Load	30.18%	26.71%	0.10%	1.55%	3.71%	7.43%	2/19/1998
-Class C	With Load	29.18%	25.71%	0.10%	1.55%	3.71%	7.43%	2/19/1998
-Institutional Class		30.84%	27.97%	1.11%	2.57%	4.74%	10.02%	1/2/1997
Russell Midcap® Index		28.12%	25.48%	1.05%	4.66%	6.54%	9.28%

Letter to Shareholders (continued)

Periods Ended 12/31/10		6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers AMG Chicago Equity Partners Balanced Fund
-Class A	No Load	12.52%	11.14%	2.76%	5.24%	4.10%	7.46%	1/2/1997
-Class A	With Load	6.03%	4.76%	0.76%	4.01%	3.49%	7.01%	1/2/1997
-Class B	No Load	12.07%	10.28%	2.02%	4.47%	3.46%	5.79%	2/10/1998
-Class B	With Load	7.07%	5.28%	1.05%	4.13%	3.46%	5.79%	2/10/1998
-Class C	No Load	12.08%	10.27%	2.00%	4.46%	3.45%	5.73%	2/13/1998
-Class C	With Load	11.08%	9.27%	2.00%	4.46%	3.45%	5.73%	2/13/1998
-Institutional Class		12.65%	11.42%	3.03%	5.50%	4.49%	7.90%	1/2/1997
60% Russell 1000® Index/40% Barclays Capital U.S. Aggregate Bond Index		14.52%	12.72%	2.11%	4.74%	4.09%	6.57%

Managers High Yield Fund
-Class A	No Load	10.27%	14.20%	7.16%	6.92%	8.16%	6.52%	1/2/1998
-Class A	With Load	5.64%	9.29%	5.60%	5.99%	7.69%	6.17%	1/2/1998
-Class B	No Load	9.94%	13.40%	6.26%	6.02%	7.41%	5.49%	2/19/1998
-Class B	With Load	4.94%	8.40%	5.42%	5.73%	7.41%	5.49%	2/19/1998
-Class C	No Load	9.94%	13.42%	6.33%	6.07%	7.44%	5.51%	2/19/1998
-Class C	With Load	8.94%	12.42%	6.33%	6.07%	7.44%	5.51%	2/19/1998
-Institutional Class		10.49%	14.58%	7.54%	7.24%	8.58%	6.61%	3/2/1998
Barclays Capital U.S. Corporate High Yield Index		10.15%	15.12%	10.38%	8.91%	8.88%	N/A

Managers Fixed Income Fund
-Class A	No Load	4.24%	10.04%	6.66%	6.52%	6.50%	6.50%	1/2/1997
-Class A	With Load	(0.20)%	5.39%	5.12%	5.60%	6.04%	6.17%	1/2/1997
-Class B	No Load	3.87%	9.26%	5.87%	5.72%	5.82%	5.65%	3/20/1998
-Class B	With Load	(1.13)%	4.26%	4.97%	5.40%	5.82%	5.65%	3/20/1998
-Class C	No Load	3.85%	9.22%	5.84%	5.72%	5.82%	5.74%	3/5/1998
-Class C	With Load	2.85%	8.22%	5.84%	5.72%	5.82%	5.74%	3/5/1998
-Institutional Class		4.27%	10.29%	6.90%	6.78%	6.87%	6.95%	1/2/1997
Barclays Capital U.S. Aggregate Bond Index		1.15%	6.54%	5.90%	5.80%	5.84%	6.25%

Managers Short Duration Government Fund		0.78%	1.58%	2.26%	3.25%	3.52%	4.32%	3/31/1992
BofA Merrill Lynch Six-Month U.S. Treasury Bill Index		0.19%	0.36%	1.50%	2.97%	2.78%	3.86%

Managers Intermediate Duration Government Fund		1.49%	7.30%	6.74%	6.24%	5.69%	6.57%	3/31/1992
Citigroup Mortgage Index		0.75%	5.50%	6.57%	6.37%	5.94%	6.58%

For the year ended December 31, 2010, the Managers AMG Chicago Equity Partners Mid-Cap Fund (Institutional Class) returned 27.97%, versus the Russell Midcap® Index at 25.48%. The primary driver of the Fund’s outperformance was security selection in the consumer discretionary, health care, and technology sectors while selection from the financial and materials sectors detracted from performance.

For the year ended December 31, 2010, the Managers AMG Chicago Equity Partners Balanced Fund (Institutional Class) returned 11.42%, underperforming the 12.72% return for its hypothetical benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index. The primary driver of the Fund’s underperformance was its underweight to equities

Letter to Shareholders (continued)

relative to the benchmark. The team at Chicago Equity Partners moved to this allocation in mid-August, reflecting the continued economic uncertainty and slow-growth recovery scenario.

For the year ended December 31, 2010 the Managers High Yield Fund (Institutional Class) returned 14.58%, compared to 15.12% for the Barclays Capital U.S. Corporate High Yield Index. Performance was hindered by an underweight to the insurance sector and poor performance in the lodging, cable, and media sectors. This was partly offset by decent performance in the health care and telecommunications sectors.

For the year ended December 31, 2010, Managers Fixed Income Fund (Institutional Class) returned 10.29%, easily outpacing the 6.54% return for the Barclays Capital U.S. Aggregate Bond Index. The primary driver of the solid results was the Fund’s exposures to investment-grade and high-yield corporate bonds. The primary detractor from performance was the Fund’s cash allocation.

For the year ended December 31, 2010, the Managers Short Duration Government Fund returned 1.58%, outperforming its benchmark, the BofA Merrill Lynch Six-Month Treasury Bill Index, which returned 0.36%. The primary driver of the Fund’s outperformance for 2010 was its agency MBS exposure. The Fund’s yield-curve positioning detracted slightly from performance.

For the year ended December 31, 2010, the Managers Intermediate Duration Government Fund returned 7.30%, compared to 5.50% for its benchmark, the Citigroup Mortgage Index. Most of the Fund’s outperformance for 2010 was attributable to its exposure to agency and non-agency mortgage-backed securities. The Fund’s yield-curve positioning detracted slightly from performance.

The following report covers the one-year period ended December 31, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2010	Expense Ratio for the Period	Beginning Account Value 07/01/2010	Ending Account Value 12/31/2010	Expenses Paid During Period*
Managers AMG Chicago Equity Partners Mid-Cap Fund Class A
Based on Actual Fund Return	1.24%	$1,000	$1,310	$7.22
Based on Hypothetical 5% Annual Return	1.24%	$1,000	$1,019	$6.31

Managers AMG Chicago Equity Partners Mid-Cap Fund Class B
Based on Actual Fund Return	1.99%	$1,000	$1,301	$11.54
Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$10.11

Managers AMG Chicago Equity Partners Mid-Cap Fund Class C
Based on Actual Fund Return	1.99%	$1,000	$1,302	$11.55
Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$10.11

Managers AMG Chicago Equity Partners Mid-Cap Fund Institutional Class
Based on Actual Fund Return	0.99%	$1,000	$1,308	$5.76
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$5.04

Managers AMG Chicago Equity Partners Balanced Fund Class A
Based on Actual Fund Return	1.25%	$1,000	$1,125	$6.70
Based on Hypothetical 5% Annual Return	1.25%	$1,000	$1,019	$6.36

Managers AMG Chicago Equity Partners Balanced Fund Class B
Based on Actual Fund Return	2.00%	$1,000	$1,121	$10.69
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16

Managers AMG Chicago Equity Partners Balanced Fund Class C
Based on Actual Fund Return	2.00%	$1,000	$1,121	$10.69
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16

Managers AMG Chicago Equity Partners Balanced Fund Institutional Class
Based on Actual Fund Return	1.00%	$1,000	$1,127	$5.36
Based on Hypothetical 5% Annual Return	1.00%	$1,000	$1,020	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2010	Expense Ratio for the Period	Beginning Account Value 07/01/2010	Ending Account Value 12/31/2010	Expenses Paid During Period*
Managers High Yield Fund Class A
Based on Actual Fund Return	1.15%	$1,000	$1,103	$6.09
Based on Hypothetical 5% Annual Return	1.15%	$1,000	$1,019	$5.85

Managers High Yield Fund Class B
Based on Actual Fund Return	1.90%	$1,000	$1,099	$10.05
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,016	$9.65

Managers High Yield Fund Class C
Based on Actual Fund Return	1.90%	$1,000	$1,099	$10.05
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,016	$9.65

Managers High Yield Fund Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$1,105	$4.77
Based on Hypothetical 5% Annual Return	0.90%	$1,000	$1,021	$4.58

Managers Fixed Income Fund Class A
Based on Actual Fund Return	0.84%	$1,000	$1,042	$4.32
Based on Hypothetical 5% Annual Return	0.84%	$1,000	$1,021	$4.28

Managers Fixed Income Fund Class B
Based on Actual Fund Return	1.59%	$1,000	$1,039	$8.17
Based on Hypothetical 5% Annual Return	1.59%	$1,000	$1,017	$8.08

Managers Fixed Income Fund Class C
Based on Actual Fund Return	1.59%	$1,000	$1,039	$8.17
Based on Hypothetical 5% Annual Return	1.59%	$1,000	$1,017	$8.08

Managers Fixed Income Fund Institutional Class
Based on Actual Fund Return	0.59%	$1,000	$1,043	$3.04
Based on Hypothetical 5% Annual Return	0.59%	$1,000	$1,022	$3.01

Managers Short Duration Government Fund
Based on Actual Fund Return	0.81%	$1,000	$1,008	$4.10
Based on Hypothetical 5% Annual Return	0.81%	$1,000	$1,021	$4.13

Managers Intermediate Duration Government Fund
Based on Actual Fund Return	0.89%	$1,000	$1,015	$4.52
Based on Hypothetical 5% Annual Return	0.89%	$1,000	$1,021	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Managers AMG Chicago Equity Partners Mid-Cap Fund
Investment Manager’s Comments

The Year in Review

For the year ended December 31, 2010, the Managers AMG Chicago Equity Partners Mid-Cap Fund’s Institutional Class returned 27.97%, versus the Russell Midcap® Index at 25.48%.

The economic news in the third and fourth quarters of 2010 was generally positive. Fears of a ‘double-dip’ recession receded, as the third quarter GDP growth number was 2.6%, which was a pick-up from the 1.7% reading in the prior three months. The general consensus is for a similar reading in the fourth quarter. Unemployment dropped from 9.8% to 9.4% in the latest reading, but this was due to equal parts increased jobs and a reduction in the workforce. The unemployment rate, which has been volatile, is based on a survey of only 60,000 households. It has generally been stronger than the more complete payroll survey of businesses, which showed an increase of 103,000 jobs in the same December release – a slight disappointment. While we may have seen the worst in terms of job losses, hiring levels remain weak. There was a rebound in the manufacturing economy, where the Institute for Supply Management new orders index ended December at a 60.9 reading, up from 51.1, at the end of the prior quarter (values above 50 indicate expansion). The personal savings rate fell slightly in the 4th quarter, as spending rose faster than disposable income. Ultimately, consumers will need to repair their financial net worth, which requires a long-term savings rate of 7% to 8%, according to most estimates. This is difficult to achieve with falling or flattening incomes combined with the massive hit to net worth from the decline in housing values, although the portfolio wealth effect from a resurgent stock market is a positive. The savings rate data is volatile for several reasons, but it appears the underlying trend right now is in the 5% to 6% range. A recent pick-up is real disposable income growth in the latest few months is the key to supporting higher spending levels and higher savings. The latest consumer confidence expectations reading of 71.9 from December 2010 is actually down from the 75.9 reading at the end of 2009. In general, the consumer remains cautious and nervous about prospects for job and income growth in the future, but spending appears to have picked up recently. Everyone will be watching to see if this spending is maintained.

Factor group performance in 2010 varied by quarter. Value has been particularly inconsistent, working in the first quarter, negative in the second quarter, only to work very well in the third quarter. While value was the best factor group in the fourth quarter, it was driven mostly by the month of December, when the low-priced stocks (and P/B factor) rallied. Despite doing well in October and November, the momentum factors reversed in December, ending the quarter with a negative average.

After much variation throughout the year, all four factor groups ended 2010 with a positive average return. Security selection in consumer discretionary, energy, health care and technology was positive; selection from financials, materials, and consumer staples detracted from performance. Overall, we continue to see an improving environment. For the year the highest ranked stocks outperformed the lowest ranked stocks, but the spread between the two was narrower than the long term.

Looking Forward

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market. We will continue to use our disciplined approach as we seek to provide added value at controlled levels of risk.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, as of January 21, 2011.

Cumulative Total Return Performance

Mid-Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index. The S&P Mid Cap 400 Index is the most widely used index for mid-size companies and covers approximately 7% of the U.S. equity market. Both indices assume reinvestment of dividends. Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses. This chart compares a hypothetical $10,000

Managers AMG Chicago Equity Partners Mid-Cap Fund
Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

investment made in the Fund’s Class A Shares (with load) on December 31, 2000, with a $10,000 investment made in the Russell Midcap® Index and the S&P Mid Cap 400 Index for the same time periods. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses.

The table below shows the average annual total returns for the Managers AMG CEP Mid-Cap Fund, the Russell Midcap® Index and the S&P Mid Cap 400 Index from December 31, 2000 through December 31,2010.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years
Managers AMG CEP Mid-Cap Fund[2,3]	-Class A	No Load	28.06%	2.43%	4.42%
	-Class A	With Load	20.68%	1.23%	3.80%
	-Class B	No Load	26.78%	1.59%	3.72%
	-Class B	With Load	21.78%	1.21%	3.72%
	-Class C	No Load	26.71%	1.55%	3.71%
	-Class C	With Load	25.71%	1.55%	3.71%
	-Institutional Class	No Load	27.97%	2.57%	4.74%

Russell Midcap® Index[4]			25.48%	4.66%	6.54%

S&P Mid Cap 400 Index (former benchmark)[5]			26.64%	5.73%	7.16%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]

The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[4]

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Unlike the Fund, the Russell Midcap® Index is unmanaged, is not available for investment, and does not incur expenses.

[5]

The S&P Mid Cap 400 Index is the most widely used index for mid-size companies and covers approximately 7% of the U.S. equities market. Unlike the Fund, the S&P Mid Cap 400 Index is unmanaged, is not available for investment and does not incur expenses. The S&P Mid Cap 400 Index is a proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved. On December 31, 2009, the Investment Manager changed the benchmark from the S&P Mid Cap 400 Index to the Russell Midcap® Index.

The Russell Midcap® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG Chicago Equity Partners Mid-Cap Fund
Fund Snapshots
December 31, 2010

Portfolio Breakdown

Industry	Managers AMG CEP Mid-Cap Fund**	Russell Midcap® Index	S&P Mid Cap 400 Index
Financials	18.9%	18.8%	19.8%
Industrials	18.1%	13.1%	16.2%
Information Technology	16.4%	14.5%	15.6%
Consumer Discretionary	11.7%	15.2%	14.3%
Health Care	10.6%	9.0%	11.1%
Materials	6.9%	6.1%	6.8%
Utilities	5.7%	6.4%	5.9%
Energy	5.3%	8.8%	5.9%
Consumer Staples	4.2%	6.0%	3.6%
Telecommunication Services	0.9%	2.1%	0.8%
Other Assets and Liabilities	1.3%	0.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
Timken Co.*	2.5%
Cathay General Bancorp	2.0
MICROS Systems, Inc.	1.9
Factset Research Systems, Inc.	1.7
Kennametal, Inc.*	1.7
Anixter International, Inc.	1.6
Atmel Corp.	1.5
Oil States International, Inc.	1.5
RenaissanceRe Holdings, Ltd.*	1.4
Nationwide Health Properties, Inc.	1.4

Top Ten as a Group	17.2%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

Managers AMG Chicago Equity Partners Mid-Cap Fund
Schedule of Portfolio Investments
December 31, 2010

	Shares		Value
Common Stocks - 98.7%
Consumer Discretionary - 11.7%
Advance Auto Parts, Inc.	7,100		$469,665
American Greetings Corp., Class A	200		4,432
AnnTaylor Stores Corp.*	4,300		117,777
Brinker International, Inc.	16,100		336,168
Chipotle Mexican Grill, Inc.*	1,100		233,926
Dana Holding Corp.*	6,800		117,028
Dillard’s, Inc., Class A	2,500	[2]	94,850
Dollar Tree, Inc.*	7,400		414,992
Fossil, Inc.*	3,600		253,728
Gannett Co., Inc.	7,900		119,211
Interpublic Group of Companies, Inc.*	9,200		97,704
Liberty Global, Inc., Class A*	5,300	[2]	187,514
Polaris Industries, Inc.	7,100		553,942
Signet Jewelers, Ltd.*	1,900		82,460
Sotheby’s	6,700		301,500
Timberland Co.*	10,300		253,277
Tractor Supply Co.	5,000		242,450
TRW Automotive Holdings Corp.*	4,600	[2]	242,420
Warnaco Group, Inc., The*	2,000		110,140
Williams-Sonoma, Inc.	14,600		521,074
Total Consumer Discretionary			4,754,258
Consumer Staples - 4.2%
Alberto-Culver Co.	2,900		107,416
Constellation Brands, Inc.*	3,600		79,740
Corn Products International, Inc.	9,300		427,800
Energizer Holdings, Inc.*	1,800		131,220
Hansen Natural Corp.*	3,500		182,980
Herbalife, Ltd.	3,500		239,295
Hormel Foods Corp.	5,000		256,300
McCormick & Co., Inc.	3,800		176,814
Nu Skin Enterprises, Inc., Class A	3,900		118,014
Total Consumer Staples			1,719,579
Energy - 5.3%
Berry Petroleum Co., Class A	3,300		144,210
Bill Barrett Corp.*	4,600		189,198
Newfield Exploration Co.*	1,100		79,321
Oil States International, Inc.*	9,800		628,082
Patterson-UTI Energy, Inc.	16,800		362,040

	Shares		Value
Seacor Holdings, Inc.*	900		$90,981
Tesoro Corp.	15,800		292,932
Whiting Petroleum Corp.*	3,200		375,008
Total Energy			2,161,772
Financials - 18.9%
Ares Capital Corp.	6,300		103,824
Assurant, Inc.	11,000		423,720
Cathay General Bancorp	48,500		809,950
CBL & Associates Properties, Inc.	11,400		199,500
Chimera Investment Corp.	57,400		235,914
Commerce Bancshares, Inc.	240		9,535
Commonwealth REIT	14,700		374,997
Everest Re Group, Ltd.	1,400		118,748
Federal Realty Investment Trust	2,700		210,411
First American Financial Corp.	6,106		91,224
Hospitality Properties Trust	15,200		350,208
Huntington Bancshares, Inc.	61,000		419,070
Janus Capital Group, Inc.	11,300		146,561
Legg Mason, Inc.	9,500		344,565
Liberty Property Trust	7,900		252,168
MFA Financial, Inc.	47,100		384,336
National Retail Properties, Inc.	11,600		307,400
Nationwide Health Properties, Inc.	15,400		560,252
Platinum Underwriter Holdings, Ltd.	6,700	[2]	301,299
Raymond James Financial, Inc.	8,900		291,030
Rayonier, Inc.	6,700		351,884
Realty Income Corp.	6,500	[2]	222,300
RenaissanceRe Holdings, Ltd.	8,800		560,472
SVB Financial Group*	1,200		63,660
Tanger Factory Outlet Centers, Inc.	3,300		168,927
Trustmark Corp.	11,900		295,596
Webster Financial Corp.	5,800		114,260
Total Financials			7,711,811
Health Care - 10.6%
AMERIGROUP Corp.*	8,300		364,536
Cephalon, Inc.*	4,100		253,052
Cooper Companies, Inc., The	9,100		512,694
Coventry Health Care, Inc.*	18,100		477,840
Health Net, Inc.*	20,500		559,445
Hill-Rom Holdings, Inc.	11,000		433,070

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Mid-Cap Fund
Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 10.6% (continued)
Kindred Healthcare, Inc.*	10,700		$196,559
Kinetic Concepts, Inc.*	2,600		108,888
Medicis Pharmaceutical Corp., Class A	13,600		364,344
Mettler-Toledo International, Inc.*	1,500		226,815
Owens & Minor, Inc.	6,850	[2]	201,596
Sirona Dental Systems, Inc.*	2,600		108,628
Steris Corp.	3,300		120,318
United Therapeutics Corp.*	6,500		410,930
Total Health Care			4,338,715
Industrials - 18.1%
Aecom Technology Corp.*	16,900		472,693
AGCO Corp.*	2,800		141,848
Alaska Airgroup, Inc.*	4,000		226,760
Alexander & Baldwin, Inc.	7,800		312,234
Baldor Electric Co.	1,800		113,472
Bucyrus International, Inc.	3,000		268,200
Chicago Bridge & Iron Co., N.V.*	2,700		88,830
Corporate Executive Board Co.	4,100		153,955
Crane Co.	8,400		344,988
EMCOR Group, Inc.*	10,200		295,596
Esterline Technologies Corp.*	900		61,731
Gardner Denver, Inc.	2,500		172,050
GATX Corp.	8,200		289,296
Hexcel Corp.*	2,800		50,652
Joy Global, Inc.	1,400		121,450
KBR, Inc.	16,300		496,661
Kennametal, Inc.	17,400		686,604
Manpower, Inc.	5,100		320,076
Nordson Corp.	3,900		358,332
Oshkosh Truck Corp.*	5,400		190,296
R.R. Donnelley & Sons Co.	7,500		131,025
Snap-On, Inc.	2,100		118,818
Timken Co.	21,000		1,002,330
Toro Co., The	5,000		308,200
Towers Watson & Co., Class A	2,300		119,738
United Rentals, Inc.*	15,100		343,525
URS Corp.*	4,300		178,923
Total Industrials			7,368,283
Information Technology - 16.4%
Acme Packet, Inc.*	2,100		111,636

	Shares		Value
Anixter International, Inc.	10,700		$639,111
Aruba Networks, Inc.*	3,200		66,816
Atmel Corp.*	51,000		628,320
Avnet, Inc.*	8,500		280,755
CommScope, Inc.*	3,300		103,026
Factset Research Systems, Inc.	7,400		693,824
Gartner, Inc.*	15,800		524,560
IAC/InterActiveCorp*	3,400		97,580
International Rectifier Corp.*	10,900		323,621
MICROS Systems, Inc.*	18,100		793,866
NCR Corp.*	8,000		122,960
NeuStar, Inc., Class A*	5,200		135,460
Plantronics, Inc.	4,900		182,378
RF Micro Devices, Inc.*	8,400		61,740
Riverbed Technology, Inc.*	8,400		295,428
Skyworks Solutions, Inc.*	9,900		283,437
Solera Holdings, Inc.	5,200		266,864
Tech Data Corp.*	2,000		88,040
TIBCO Software, Inc.*	16,200		319,302
ValueClick, Inc.*	8,600		137,858
Veeco Instruments, Inc.*	3,100	[2]	133,176
VeriFone Holdings, Inc.*	6,100		235,216
Zebra Technologies Corp.*	4,400		167,156
Total Information Technology			6,692,130
Materials - 6.9%
Cabot Corp.	11,800		444,270
Cytec Industries, Inc.	3,300		175,098
Domtar Corp.	4,300		326,456
International Flavors & Fragrances, Inc.	1,000		55,590
Lubrizol Corp.	5,000		534,400
Reliance Steel & Aluminum Co.	4,200		214,620
Rock-Tenn Co., Class A	2,100		113,295
RPM International, Inc.	4,600		101,660
Sonoco Products Co.	11,100		373,737
Worthington Industries, Inc.	24,700		454,480
Total Materials			2,793,606
Telecommunication Services - 0.9%
MetroPCS Communications, Inc.*	16,300		205,869
Telephone & Data Systems, Inc.	4,500		164,475
Total Telecommunication Services			370,344

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Mid-Cap Fund Schedule of Portfolio Investments (continued)

	Shares		Value
Utilities - 5.7%
AGL Resources, Inc.	2,500		$89,625
American Water Works Co., Inc.	7,800		197,262
Energen Corp.	3,600		173,736
Idacorp, Inc.	9,300		343,914
Integrys Energy Group, Inc.	6,200		300,762
NiSource, Inc.	28,600		503,932
Northeast Utilities	17,300		551,524
Pepco Holdings, Inc.	4,300		78,475
Piedmont Natural Gas Co.	2,600	[2]	72,696
Total Utilities			2,311,926
Total Common Stocks (cost $33,119,818)			40,222,424

	Shares	Value
Short-Term Investments - 2.7%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,4]	159,721	$127,301
BNY Mellon Overnight Government Fund, 0.23%[3]	607,000	607,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	343,668	343,668
Total Short-Term Investments - (cost $1,110,389)		1,077,969
Total Investments - 101.4% - (cost $34,230,207)		41,300,393
Other Assets, less Liabilities - (1.4)%		(556,886)
Net Assets - 100.0%		$40,743,507

Note: Based on the approximate cost of investments of $34,580,971 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were $6,910,209 and $190,787, respectively, resulting in net unrealized appreciation of investments of $6,719,422.

*	Non-income-producing security.
[1]

Yield shown for each investment company represents the December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2010, amounting to $745,322, or 1.8% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 7 in the Notes to Financial Statements.)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2010: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$40,222,424	—	—	$40,222,424
Short-Term Investments	950,668	$127,301	—	1,077,969

Total Investments in Securities	$41,173,092	$127,301	—	$41,300,393

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investments Definitions and Abbreviations:

REIT:       Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund
Investment Manager’s Comments

The Year in Review

For the year ended December 31, 2010, the Managers AMG Chicago Equity Partners Balanced Fund’s Institutional Class returned 11.42%, underperforming the 12.72% return for its hypothetical benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index.

During the second half of the year, the Fund’s allocation was approximately 5% underweight to stocks, which was the main reason for the underperformance because equities posted double-digit gains during the last two quarters, while fixed income was slightly negative during the fourth quarter. We moved to this allocation in mid-August, reflecting the continued economic uncertainty and slow growth recovery scenario. As a result of the Fed’s actions and other positive news, the more cautious allocation erased the positive excess returns from both the equity and fixed portfolios over the one-year period.

The S&P 500 finished the year up 15%, posting a second year of double-digit gains as the market continues to recover from the financial crisis. Reaching that 15% return was no easy feat, however. The market had to digest several crisis (PIIGS, Gulf oil spill, flash crash) and mixed economic news (domestic and global) throughout the year. Recall that at the end of the second quarter, the S&P 500 was down almost 7%, and the words “double dip” were on the tip of everyone’s tongue. It wasn’t until the late August Fed meeting at Jackson Hole, Wyoming, that the market rallied, reflecting high expectations for Quantitative Easing 2.0 (QE2).

The equity portion of the Fund slightly outperformed its benchmark for the year. For the year, the highest ranked stocks outperformed the lowest ranked stocks, but the spread between the two was narrower than the long term. The performance of the quantitative factors (grouped by valuation, quality, momentum, and growth) that the Fund uses varied by quarter. Value has been particularly inconsistent, working in the first quarter, negative in the second quarter, only to work very well in the third quarter. While value was the best factor group in the fourth quarter, it was driven mostly by the month of December when the low-priced stocks (and P/B factor) rallied. Despite doing well in October and November, the momentum factors reversed in December, ending the quarter with a negative average.

After much variation throughout the year, all four factor groups ended 2010 with a positive average return. Security selection in consumer discretionary, consumer staples, and telecommunications was positive; selection from the industrial, health care, and utility sectors detracted from performance.

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market cap and sector rotation, for which there is not adequate compensation by the market.

The fixed-income market was characterized by two different sets of expectations in 2010. After remaining stable though the first quarter, interest rates declined dramatically in the second and third quarters as economic growth decelerated from 2009 levels. As the possibility of a double-dip recession emerged, investors globally became more risk averse. In addition to concerns over the U.S. economy, concern developed over the credit worthiness of several European countries. In the fourth quarter, however, renewed optimism resulting from the Federal Reserve’s announcement of additional stimulus, in the form of QE2, caused interest rates to increase sharply. In spite of the change of direction in rates in the fourth quarter, fixed income returns finished the year at or above historical averages. Excess non-Treasury sectors remained strong in 2010. Quality spreads, curve slope, and rate volatility, likewise responded to the changing outlook throughout 2010. After declining dramatically in 2009 and early 2010, quality spreads increased mid-year, but resumed their decline into year end. The yield curve, after flattening early in 2010, resumed an upward slope after the Fed announced its desire to stimulate inflation. While reported year-over-year core CPI was at the lowest level in 50 years through November 2010, bond markets have increased the inflation premium in fixed income securities in spite of uncertainty over the effectiveness of QE2. The fixed income portion of the Fund outperformed over the one-year period.

Looking Forward

We have reduced our exposure to credit given concerns about 2011. In a post financial crisis environment, we believe the credit cycle will likely be shorter than in a normal post-recession period. Valuations are no longer compelling given the macroeconomic uncertainty. Agency debentures, agency mortgage-backed securities, and Treasuries were purchased with corporate sale proceeds. Reducing risk is prudent at this point in the recovery. Additionally, the portfolio is positioned to take advantage of the steep yield curve, while portfolio duration remains within + / -10% of the benchmark. As always, we will be diligent in monitoring exposures and will adjust the portfolio accordingly as we monitor the market conditions.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, as of January 21, 2011.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Russell 1000® Index, the S&P 500 Index, and the Barclays Capital U.S. Aggregate Bond Index are unmanaged, are not available for investment, and do not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares (with load) on December 31, 2000, to a $10,000 investment made in the benchmarks for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund

12

Managers AMG Chicago Equity Partners Balanced Fund
Investment Manager’s Comments (continued)
Cumulative Total Return Performance (continued)

are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers AMG CEP Balanced Fund, 60% Russell 1000® Index & 40% Barclays Capital U.S. Aggregate Bond Index, and 60% S&P 500 & 40% Barclays Capital U.S. Aggregate Bond Index from December 31, 2000 through December 31, 2010.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years
Managers AMG CEP Balanced Fund[2,3]	-Class A	No Load	11.14%	5.24%	4.10%
	-Class A	With Load	4.76%	4.01%	3.49%
	-Class B	No Load	10.28%	4.47%	3.46%
	-Class B	With Load	5.28%	4.13%	3.46%
	-Class C	No Load	10.27%	4.46%	3.45%
	-Class C	With Load	9.27%	4.46%	3.45%
	-Institutional Class	No Load	11.42%	5.50%	4.49%

60% Russell 1000® Index & 40% Barclays Capital U.S. Aggregate Bond Index[4,5]			12.72%	4.74%	4.09%

60% S&P 500 Index & 40% Barclays Capital U.S. Aggregate Bond Index (former benchmark)[6]			12.10%	4.55%	3.83%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]	The Fund is subject to risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.
[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[4]

The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. Market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.

[5]

The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays Capital U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

[6]

The Fund’s former benchmark was a combination of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the S&P 500 and the Barclays Capital U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses. On December 31, 2009, the Investment Manager changed the benchmark from the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index to the Russell 1000® Index.

The Russell 1000® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG Chicago Equity Partners Balanced Fund
Fund Snapshots
December 31, 2010

Portfolio Breakdown

Industry	Managers AMG CEP Balanced Fund**
U. S. Government and Agency Obligations	31.3%
Information Technology	11.6%
Financials	10.0%
Industrials	9.9%
Health Care	6.4%
Consumer Staples	6.2%
Energy	6.2%
Consumer Discretionary	5.6%
Mortgage-Backed Securities	2.9%
Materials	2.7%
Utilities	2.4%
Telecommunication Services	1.6%
Asset-Backed Securities	0.2%
Other Assets and Liabilities	3.0%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FHLMC, 1.625%, 09/26/12	1.9%
Johnson & Johnson*	1.7
FHLB, 4.000%, 09/06/13	1.6
U.S. Treasury, Principal Only Strip, 08/15/39	1.4
International Business Machines Corp.	1.4
U.S. Treasury Notes, 2.250%, 05/31/14	1.4
Apple, Inc.*	1.3
ConocoPhillips Co.*	1.3
FNMA, 4.500%, 10/01/40	1.3
FNMA, 5.000%, 08/01/40	1.3

Top Ten as a Group	14.6%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

14

Managers AMG Chicago Equity Partners Balanced Fund
Schedule of Portfolio Investments
December 31, 2010

Security Description	Shares		Value
Common Stocks - 57.5%
Consumer Discretionary - 5.6%
Advance Auto Parts, Inc.	500		$33,075
Carmax, Inc.*	1,400		44,632
Coach, Inc.	500		27,655
Interpublic Group of Companies, Inc.*	10,600		112,572
Liberty Global, Inc., Class A*	3,500	[2]	123,830
Macy’s, Inc.	2,400		60,720
McDonald’s Corp.	1,700		130,492
News Corp., Inc., Class A	9,600		139,776
Ross Stores, Inc.	1,500		94,875
Stanley Black & Decker, Inc.	1,200		80,244
Starbucks Corp.	4,500		144,585
TRW Automotive Holdings Corp.*	1,100	[2]	57,970
Total Consumer Discretionary			1,050,426
Consumer Staples - 6.2%
Altria Group, Inc.	3,120		76,815
Coca-Cola Co., The	2,500		164,425
Coca-Cola Enterprises, Inc.	1,900		47,557
Corn Products International, Inc.	1,700		78,200
Estee Lauder Co., Class A	2,300		185,610
Herbalife, Ltd.	1,000		68,370
Hormel Foods Corp.	1,400		71,764
Kroger Co., The	2,100		46,956
Lorillard, Inc.	1,300		106,678
McCormick & Co., Inc.	2,000		93,060
Wal-Mart Stores, Inc.	4,300		231,899
Total Consumer Staples			1,171,334
Energy - 6.2%
Chevron Corp.	1,500		136,875
ConocoPhillips Co.	3,700		251,970
Devon Energy Corp.	1,900		149,169
Exxon Mobil Corp.	3,020		220,823
Halliburton Co.	1,900		77,577
Oil States International, Inc.*	1,800		115,362
Patterson-UTI Energy, Inc.	4,100		88,355
Seacor Holdings, Inc.*	200		20,218
Tesoro Corp.	2,600		48,204
Valero Energy Corp.	2,400		55,488
Total Energy			1,164,041

The accompanying notes are an integral part of these financial statements. 15

Managers AMG Chicago Equity Partners Balanced Fund
Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Financials - 9.0%
American Express Co.	600	$25,752
American Financial Group, Inc.	2,800	90,412
Annaly Capital Management, Inc.	4,000	71,680
Berkshire Hathaway, Inc., Class B*	800	64,088
Capital One Financial Corp.	2,600	110,656
Citigroup, Inc.*	38,000	179,740
Commonwealth REIT	4,200	107,142
Discover Financial Services	2,500	46,325
Goldman Sachs Group, Inc.	545	91,647
JPMorgan Chase & Co.	5,348	226,862
KeyCorp	23,000	203,550
M&T Bank Corp.	900	78,345
RenaissanceRe Holdings, Ltd.	2,700	171,963
SL Green Realty Corp.	900	60,759
SLM Corp.*	3,800	47,842
Travelers Companies, Inc., The	1,200	66,852
Wells Fargo & Co.	1,500	46,485
Total Financials		1,690,100
Health Care - 6.4%
AmerisourceBergen Corp.	5,600	191,072
Amgen, Inc.*	2,900	159,210
Biogen Idec, Inc.*	700	46,935
CR Bard, Inc.	1,200	110,124
Hill-Rom Holdings, Inc.	1,400	55,118
Humana, Inc.*	1,800	98,532
Johnson & Johnson	5,100	315,435
Medco Health Solutions, Inc.*	1,500	91,905
Pfizer, Inc.	8,157	142,829
Total Health Care		1,211,160
Industrials - 6.2%
Caterpillar, Inc.	900	84,294
Chicago Bridge & Iron Co., N.V.*	2,200	72,380
General Dynamics Corp.	1,200	85,152
General Electric Co.	9,300	170,097
Grainger (W.W.), Inc.	1,000	138,110
KBR, Inc.	1,500	45,705
Manpower, Inc.	1,100	69,036
Northrop Grumman Corp.	1,900	123,082
Timken Co.	4,400	210,012
Union Pacific Corp.	600	55,596

The accompanying notes are an integral part of these financial statements. 16

Managers AMG Chicago Equity Partners Balanced Fund
Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Industrials - 6.2% (continued)
United Continental Holdings, Inc.*	2,000	$47,640
United Parcel Service, Inc., Class B	900	65,322
Total Industrials		1,166,426
Information Technology - 11.6%
Accenture PLC, Class A	3,700	179,413
Altera Corp.	4,200	149,436
Apple, Inc.*	790	254,822
Automatic Data Processing, Inc.	900	41,652
Cognizant Technology Solutions Corp.*	1,200	87,948
F5 Networks, Inc.*	1,700	221,272
Google, Inc.*	170	100,975
International Business Machines Corp.	1,800	264,168
Intuit, Inc.*	1,400	69,020
Jabil Circuit, Inc.	3,000	60,270
Linear Technology Corp.	4,000	138,360
Microsoft Corp.	8,250	230,340
NetApp, Inc.*	2,200	120,912
Oracle Corp.	3,200	100,160
Tech Data Corp.*	700	30,814
Visa, Inc., Class A	1,900	133,722
Total Information Technology		2,183,284
Materials - 2.7%
Alcoa, Inc.	4,100	63,099
Cabot Corp.	1,500	56,475
Domtar Corp.	1,000	75,920
Freeport McMoRan Copper & Gold, Inc., Class B	900	108,081
Lubrizol Corp.	1,400	149,632
PPG Industries, Inc.	700	58,849
Total Materials		512,056
Telecommunication Services - 1.6%
American Tower Corp., Class A*	400	20,656
AT&T, Inc.	6,500	190,970
Verizon Communications, Inc.	2,600	93,028
Total Telecommunication Services		304,654
Utilities - 2.0%
Duke Energy Corp.	9,600	170,976
Integrys Energy Group, Inc.	1,800	87,318
NiSource, Inc.	2,700	47,574
Pepco Holdings, Inc.	3,900	71,175
Total Utilities		377,043
Total Common Stocks (cost $8,996,145)		10,830,524

The accompanying notes are an integral part of these financial statements. 17

Managers AMG Chicago Equity Partners Balanced Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Corporate Bonds - 5.1%
Financials - 1.0%
American Express Co., 7.250%, 05/20/14	$50,000		$57,005
Bank of America Corp., 5.750%, 12/01/17	15,000		15,632
Bank of America Funding Corp., 7.625%, 06/01/19	5,000		5,766
Citigroup, Inc. 8.500%, 05/22/19	15,000		18,651
Credit Suisse New York, Medium Term Notes, 5.000%, 05/15/13	40,000		43,075
General Electric Capital Corp., Global Medium Term Notes, Series A, 6.750%, 03/15/32	10,000		11,355
Goldman Sachs Group, Inc., 5.950%, 01/18/18	15,000		16,297
JPMorgan Chase & Co., 6.000%, 01/15/18	15,000		16,775
Morgan Stanley, 5.950%, 12/28/17	5,000		5,298
Morgan Stanley, Global Medium Term Notes, Series F, 5.625%, 09/23/19	5,000		5,107
Total Financials			194,961
Industrials - 3.7%
Altria Group, Inc., 9.700%, 11/10/18	23,000		30,387
AT&T, Inc., 5.100%, 09/15/14	80,000		87,602
AT&T, Inc., 6.700%, 11/15/13	65,000		73,900
Coca-Cola Enterprises, Inc., 7.375%, 03/03/14	50,000		58,328
E.I. du Pont de Nemours & Company, 5.000%, 01/15/13	6,000		6,448
Hewlett-Packard Co., 4.500%, 03/01/13	55,000		58,900
Honeywell International, Inc., 4.250%, 03/01/13	55,000	[2]	58,852
International Business Machines Corp., 5.600%, 11/30/39	20,000		21,872
Kellogg Co., 7.450%, 04/01/31	20,000		25,136
Kroger Co., The, 5.500%, 02/01/13	25,000		27,056
Kroger Co., The, 6.750%, 04/15/12	40,000		42,714
McDonald’s Corp., 4.300%, 03/01/13	40,000		42,664
McDonald’s Corp., 6.300%, 10/15/37	20,000		23,663
TransCanada Pipelines, Ltd., 4.875%, 01/15/15	45,000		49,150
United Parcel Service, Inc., 6.200%, 01/15/38	20,000		23,553
Wal-Mart Stores, Inc., 6.500%, 08/15/37	20,000		23,577
Wyeth, 5.250%, 03/15/13	40,000		43,758
Total Industrials			697,560
Utilities - 0.4%
Florida Power & Light Co., 4.850%, 02/01/13	45,000		48,188
Georgia Power Co., Series 2010B, 5.400%, 06/01/40	20,000		20,277
Total Utilities			68,465
Total Corporate Bonds (cost $899,865)			960,986
Asset-Backed Securities - 0.2%
Harley-Davidson Motorcycle Trust 2006-2, Class A2, 5.350%, 03/15/13 (cost $33,407)	33,431		33,782
Mortgage-Backed Securities - 2.9%
Bank of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.195%, 09/10/47[4]	96,000		103,227
CSFB Mortgage Securities Corp., Series 2005-C2, Class A3, 4.691%, 04/15/37	68,435		68,726

The accompanying notes are an integral part of these financial statements. 18

Managers AMG Chicago Equity Partners Balanced Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Mortgage-Backed Securities - 2.9% (continued)
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A2, 4.970%, 08/11/36	$14,449		$14,832
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 04/10/37	108,320		109,161
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7, 5.317%, 06/10/36[4]	80,000		86,354
JP Morgan Chase Mortgage Securities Corp., Series 2002-C2, Class A2, 5.050%, 12/12/34	90,000		94,843
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A4, 4.850%, 10/15/41[4]	70,000		74,698
Total Mortgage-Backed Securities (cost $500,555)			551,841
U.S. Government and Agency Obligations - 31.3%
Federal Home Loan Bank - 2.0%
FHLB, 4.000%, 09/06/13	280,000		301,712
FHLB, 5.375%, 05/18/16	65,000		74,660
Total Federal Home Loan Bank			376,372
Federal Home Loan Mortgage Corporation - 6.7%
FHLMC, 1.625%, 09/26/12	350,000		356,301
FHLMC, 3.750%, 03/27/19	215,000	[2]	222,955
FHLMC, 4.375%, 07/17/15	55,000		60,729
FHLMC, 4.500%, 01/15/14 to 11/01/24	216,480		236,145
FHLMC, 4.750%, 11/17/15	145,000		162,611
FHLMC, 5.000%, 12/01/20	64,218		68,412
FHLMC, 5.125%, 07/15/12	35,000		37,432
FHLMC, 6.000%, 01/01/38	63,588		68,959
FHLMC Gold Pool, 6.000%, 04/01/38	46,474		50,399
Total Federal Home Loan Mortgage Corporation			1,263,943
Federal National Mortgage Association - 17.5%
FNMA, 2.875%, 12/11/13	45,000	[2]	47,338
FNMA, 3.630%, 02/12/13	65,000		68,949
FNMA, 4.000%, 10/01/20 to 10/01/40	335,228		338,188
FNMA, 4.375%, 03/15/13	160,000		172,494
FNMA, 4.500%, 11/01/19 to 10/01/40	751,969		774,778
FNMA, 5.000%, 05/11/17 to 08/01/40	854,597		916,468
FNMA, 5.375%, 07/15/16 to 06/12/17	220,000		253,295
FNMA, 5.500%, 02/01/22 to 06/01/38	463,376		497,104
FNMA, 6.000%, 03/01/37 to 08/01/37	147,883		161,084
FNMA, 6.500%, 03/01/37	53,275		59,413
Total Federal National Mortgage Association			3,289,111
United States Treasury Securities - 5.1%
U.S. Treasury Bonds, 3.500% 02/05/39	275,000		237,016
U.S. Treasury Notes, 2.250%, 05/31/14	250,000		258,652
U.S. Treasury Notes, 2.625%, 08/15/20	206,100		195,425
U.S. Treasury, Principal Only Strip, 08/15/39	1,000,000		270,314
Total United States Treasury Treasury Securities			961,407
Total U.S. Government and Agency Obligations (cost $5,928,102)			5,890,833

The accompanying notes are an integral part of these financial statements. 19

Managers AMG Chicago Equity Partners Balanced Fund
Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Short-Term Investments - 6.0%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,5]	28,392	$22,629
BNY Mellon Overnight Government Fund, 0.23%[3]	344,000	344,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	771,247	771,247
Total Short-Term Investments (cost $1,143,639)		1,137,876
Total Investments - 103.0% (cost $17,501,712)		19,405,842
Other Assets, less Liabilities - (3.0)%		(570,248)
Net Assets - 100.0%		$18,835,594

Note: Based on the approximate cost of investments of $17,567,700 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were $2,001,660 and $163,518, respectively, resulting in net unrealized appreciation of investments of $1,838,142.

*	Non-income-producing security.
[1]

Yield shown for each investment company represents the December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these securities were out on loan to various brokers as of December 31, 2010, amounting to a market value of $363,692, or 1.9% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Variable Rate Security. The rate listed is as of December 31, 2010, and is periodically reset subject to terms and conditions set forth in the debenture.
[5]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 7 in the Notes to Financial Statements.) The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2010: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$10,830,524	—	—	$10,830,524
Corporate Bonds††	—	$960,986	—	960,986
U.S. Government and Agency Obligations
Federal Home Loan Bank	—	376,372	—	376,372
Federal Home Loan Mortgage Corporation	—	1,263,943	—	1,263,943
Federal National Mortgage Association	—	3,289,111	—	3,289,111
United States Treasury Securities	—	961,407	—	961,407
Asset-Backed Securities	—	33,782	—	33,782
Mortgage-Backed Securities	—	551,841	—	551,841
Short-Term Investments	1,115,247	22,629	—	1,137,876

Total Investments in Securities	$11,945,771	$7,460,071	—	$19,405,842

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.
††	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of the corporate bonds by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investments Definitions and Abbreviations:

FHLB:	Federal Home Loan Bank
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
REIT:	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements. 20

Managers High Yield Fund
Investment Manager’s Comments

The Year in Review

The Managers High Yield Fund (Institutional Class shares) returned 14.58% in 2010, compared with 15.12% for the Barclays Capital U.S. Corporate High Yield Index (the “Index”).

High-yield began the year on a strong note as it continued to build on the solid momentum of year-end 2009. Spreads were somewhat volatile in February before swiftly recovering and trending tighter through the end of April. In general, however, improving economic data, favorable technicals, strong capital market conditions, and lower default trends provided an encouraging backdrop to the high yield market through early April. By the end of April, high-yield bonds had posted 14-consecutive monthly gains and the year-to-date return was 7%. At the same time, the primary market was setting both weekly and monthly records. May ushered in a substantial correction as market volatility surged due to European sovereign concerns causing risk appetite levels to wane leading to a steady stream of large retail outflows and a sharp slowdown to the record pace of new issue activity in May and early June. Regulatory and economic uncertainty forced an equity sell-off during the second half of January 2010, which in turn pushed high-yield spreads wider. The high-yield market began the third quarter positively with solid corporate earnings reports, stronger capital market conditions, and declining default volumes. Weakening global economic conditions, however, weighed heavily on market sentiment during August before falling Treasury rates, rising equities, healthy demand, and dramatic improvements in capital market access rallied the market in September. Continued macroeconomic fears persisted, leading the Federal Reserve to announce a second round of quantitative easing in early-November. Despite some volatility in mid-November, which largely resulted from the Treasury curve backup and renewed macroeconomic risks from notable events in China and Ireland, the high-yield market finished the year strongly with a more stable macroeconomic environment, robust demand, unprecedented new issuance, and broader access to capital for high yield issuers. Overall, modest economic growth, improving corporate conditions, strong retail fund inflows, accommodative primary market conditions, and a sharp decline in default activity led to strong returns for high-yield credit in 2010.

Again in 2010, the lower end of the quality spectrum (i.e., CCC-rated bonds and distressed bonds) outperformed single-B and double-B rated credits for the year, illustrating the stronger desire for riskier assets. All sectors posted positive returns for a second-consecutive year, with life insurance, property and casualty insurance, and banking leading performance for the Barclays Capital U.S. High Yield Corporate Index in 2010. The lowest-performing sectors in the Index for the year were supermarkets, electric utilities, and health care.

Compared to the record high default volume and an upward spike in the default rate in 2009, default activity dramatically decreased in 2010. Only 44 companies defaulted during the year, affecting $19.8 billion in bonds and loans. The 12-month trailing par-weighted domestic default rate for high-yield bonds ended the year at 0.79%, well below the historical average of 4.3% and down drastically from 10.3% a year ago.

Increased demand for riskier assets helped to foster a robust new-issue market for high-yield bonds. High-yield issuers priced over $302 billion in 2010, exceeding last year’s record by more than $120 billion. High-yield mutual funds experienced inflows of $12.2 billion in 2010, compared to a record-setting $31.9 billion in inflows during 2009. Year-to-date redemptions, maturities, tenders and upgrades to investment grade totaled $174.2 billion versus $117.4 billion for the same period in 2009. These activities are important because they effectively create additional market demand for remaining issues.

Performance

The Fund underperformed its primary benchmark during 2010. Benchmarking fixed income funds is somewhat challenging because broad fixed income indexes do not incur trading costs, may invest in illiquid segments of the market that are not easily accessible, have no cash flows, and exclude fees. For the trailing 12-months, the Fund’s performance was hurt by its exposure to the media non-cable, media-cable, and insurance sectors. Performance was hindered by relative weightings in Ameristar Casinos, Wynn Las Vegas LLC, Virgin Media Finance, Windstream Corp., and Dex One Corp. Conversely, performance was aided by security selection in the health care, telecommunication, and chemicals sectors, with the largest contributions coming from Caesars Entertainment Operating Company, Vanguard Health Holdings, New Communications Holdings, Advanced Micro Devices, and GMAC.

Looking Forward

We expect that improvement in the economic environment will continue. Stronger issuer fundamentals, accommodating capital access, and robust demand will sustain a more conducive credit environment for high yield. Companies remain cautious, yet the broadening capital market access will further promote companies to refinance near-term debt maturities, thereby strengthening their balance sheets and ultimately lowering default outlooks. Corporate profitability should continue to build as revenue growth improves and margins hold. We believe that current valuations are attractive based on moderate gross domestic product growth, improved credit fundamentals, and low default risk. Accordingly, we expect spreads to tighten further as issuer fundamentals remain intact and moderate flows into the asset class continue. Again, we will rely on our individual security selection to be the primary driver of performance.

This commentary reflects the viewpoints of the Fund’s subadvisor, JPMorgan Asset Management as of January 24, 2011.

Cumulative Total Return Performance

High Yield’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service). Unlike the Fund, the Barclays Capital U.S. Corporate High Yield Bond Index is unmanaged, is not available for investment, and does not incur expenses. The chart

21

Managers High Yield Fund
Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares (with load) on December 31, 2000 to a $10,000 investment made in the Barclays Capital U.S. Corporate High Yield Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers High Yield Fund and the Barclays Capital U.S. Corporate High Yield Index from December 31, 2000 through December 31,2010.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years
Managers High Yield Fund[2,3]	-Class A	No Load	14.20%	6.92%	8.16%
	-Class A	With Load	9.29%	5.99%	7.69%
	-Class B	No Load	13.40%	6.02%	7.41%
	-Class B	With Load	8.40%	5.73%	7.41%
	-Class C	No Load	13.42%	6.07%	7.44%
	-Class C	With Load	12.42%	6.07%	7.44%
	-Institutional Class	No Load	14.58%	7.24%	8.58%

Barclays Capital U.S. Corporate High Yield Bond Index[4]			15.12%	8.91%	8.88%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 4.25% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]          Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]          The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.

[3]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]         The Barclays Capital U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service). Unlike the Fund, the Barclays Capital U.S. Corporate High Yield Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

22

Managers High Yield Fund
Fund Snapshots
December 31, 2010

Portfolio Breakdown

Industry	Managers High Yield Fund**
Industrials	83.7%
Financials	11.4%
Utilities	2.4%
Materials	0.2%
Information Technology	0.3%
Consumer Discretionary	0.1%
Other Assets and Liabilities	1.9%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
HCA, Inc., 9.625%, 11/15/16*	2.8%
GMAC, Inc., 6.750%, 12/01/14	1.5
Sprint Capital Corp., 8.750%, 03/15/32	1.3
Biomet, Inc., 10.375%, 10/15/17*	1.3
Simmons Bedding Co., 11.250%, 07/15/15*	1.3
Sungard Data Systems, Inc., 10.250%, 08/15/15*	1.2
EchoStar DBS Corp., 7.750%, 05/31/15*	1.1
Ford Motor Credit Co. LLC, 8.700%, 10/01/14	1.1
Intelsat Jackson Holdings, Ltd., 9.500%, 06/15/16*	1.1
EchoStar Communications Corp., 7.125%, 02/01/16	1.0

Top Ten as a Group	13.7%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

23

Managers High Yield Fund
Schedule of Portfolio Investments
December 31, 2010

Security Description	Principal Amount	Value
Corporate Bonds - 97.5%
Financials - 11.4%
Alliance Laundry Systems LLC, Term Loan, Class B, 6.250%, 09/10/16, (04/06/11)[4]	$151,737	$153,697
Ally Financial, Inc., 6.250%, 12/01/17 (a)	85,000	85,106
Bank of America Corp., 8.000%, 12/29/49[6]	90,000	90,823
Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (a)	50,000	52,250
Caesars Entertainment Operating Co., Inc., Term B-3 Loan, 3.288%, 01/28/15, (01/26/11)[4]	118,124	106,893
Caesars Entertainment Operating Co., Inc., Term B-3 Loan, 3.303%, 01/28/15, (03/31/11)[4]	170	154
CIT Group, Inc., 7.000%, 05/01/15	50,789	51,043
CIT Group, Inc., 7.000%, 05/01/16	322,983	325,002
CIT Group, Inc., 7.000%, 05/01/17	170,176	171,027
Citigroup Capital XXI, 8.300%, 12/21/57[6]	85,000	88,825
Clear Channel Communications, Inc. Term Loan B, 3.911%, 01/29/16, (01/31/11)[4]	38,111	32,768
First Data Corp. Term Loan B-2, 3.011%, 09/24/14, (01/31/11)[4]	56,615	52,320
Ford Motor Credit Co. LLC, 7.000%, 04/15/15	110,000	118,317
Ford Motor Credit Co. LLC, 8.700%, 10/01/14	295,000	332,484
GMAC, Inc., 6.750%, 12/01/14	442,000	467,415
Host Hotels & Resorts, L.P., 6.375%, 03/15/15	130,000	132,600
Host Hotels & Resorts, L.P., 9.000%, 05/15/17	30,000	33,450
Ineos Holdings, Ltd., Term Loan, Class B-2, 7.501%, 12/16/13, (03/31/11)[4]	143,602	148,448
Ineos Holdings, Ltd., Term Loan, Class C-2, 8.001%, 12/16/14, (03/31/11)[4]	164,289	169,833
International Lease Finance Corp., 7.125%, 09/01/18 (a)	25,000	26,688
International Lease Finance Corp., 8.250%, 12/15/20	40,000	41,250
International Lease Finance Corp., 8.625%, 09/15/15 (a)	130,000	140,075
International Lease Finance Corp., 8.750%, 03/15/17 (a)	160,000	172,000
Nuveen Investments, Inc., 2nd Lien Term Loan, 12.500%, 07/21/15	70,000	75,906
Pinafore LLC/Pinafore, Inc., 9.000%, 10/01/18 (a)	55,000	59,675
Pinnacle Foods Finance LLC, 9.250%, 04/01/25	35,000	36,619
Texas Competitive Electric Holdings, Term Loan, Class B-2, 3.803%, 12/14/13, (01/10/11)[4]	92,775	71,864
Texas Competitive Electric Holdings, Term Loan, Class B-2, 3.803%, 10/10/14, (01/10/11)[4]	93,190	72,185
UCI Holdco, Inc., 9.250%, 12/15/13, (03/15/11)[4]	158,645	159,042
Vertafore, Inc., 2nd Lien Term Loan, 9.750%, 10/18/17, (03/29/11)[4]	45,000	45,478
Total Financials		3,513,237
Industrials - 83.7%
ACCO Brands Corp., 7.625%, 08/15/15	65,000	65,325
ACCO Brands Corp., 10.625%, 03/15/15	115,000	129,950
Accellent, Inc., 8.375%, 02/01/17	20,000	20,600
Accellent, Inc., 10.000%, 11/01/17 (a)	85,000	80,538
Aeroflex, Inc., 11.750%, 02/15/15	145,000	160,225
Aircastle, Ltd., 9.750%, 08/01/18	55,000	60,362
Alliant Techsystems, Inc., 6.750%, 04/01/16	120,000	124,950

The accompanying notes are an integral part of these financial statements. 24

Managers High Yield Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.7% (continued)
AMC Entertainment Holdings, Inc., 9.750%, 12/01/20 (a)	$65,000		$67,925
American Axle and Manufacturing, Inc., 7.875%, 03/01/17	95,000		97,731
American Tire Distributors, Inc., 9.750%, 06/01/17 (a)	65,000		70,525
Amkor Technologies, Inc., 7.375%, 05/01/18	115,000	[2]	120,175
Amsted Industries, Inc., 8.125%, 03/15/18 (a)	60,000		63,975
Anadarko Petroleum Corp., 6.375%, 09/15/17	55,000		59,994
Arch Coal, Inc., 8.750%, 08/01/16	135,000		147,825
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (a)	200,000		209,000
Ashland, Inc., 9.125%, 06/01/17	30,000		34,725
Ashtead Capital, Inc., 9.000%, 08/15/16 (a)	70,000		73,325
Aspect Software, Inc., 10.625%, 05/15/17 (a)	55,000		56,719
Associated Materials, Inc., 9.125%, 11/01/17 (a)	75,000		78,562
Atkore International, Inc., 9.875%, 01/01/18 (a)	30,000		31,350
Atlas Energy Operating Company LLC, 10.750%, 02/01/18	155,000		190,069
Avaya, Inc., 9.750%, 11/01/15	65,000		66,462
Avaya, Inc., 10.125%, 11/01/15[5]	94,893		97,740
Avis Budget Car Rental LLC, 7.750%, 05/15/16	110,000		112,750
Avis Budget Car Rental LLC, 8.250%, 01/15/19 (a)	45,000		45,675
Avis Budget Car Rental LLC, 9.625%, 03/15/18	40,000	[2]	43,300
AWAS Aviation Capital, Ltd., 7.000%, 10/15/16 (a)	100,000		99,625
B&G Foods, Inc., 7.625%, 01/15/18	30,000		31,650
Baldor Electric Co., 8.625%, 02/15/17	80,000		90,000
Bausch & Lomb, Inc., 9.875%, 11/01/15	65,000		69,875
BE Aerospace, Inc., 6.875%, 10/01/20	40,000		41,500
Belden, Inc., 9.250%, 06/15/19	75,000		82,594
Berry Plastics Corp., 9.750%, 01/15/21 (a)	85,000		84,575
Biomet, Inc., 10.375%, 10/15/17[5]	370,000		406,075
Bon-Ton Stores, Inc., The, 10.250%, 03/15/14	85,000		87,125
Boyd Gaming Corp., 7.125%, 02/01/16	50,000	[2]	45,125
BreitBurn Energy, L.P., 8.625%, 10/15/20 (a)	85,000		85,850
Brigham Exploration Co., 8.750%, 10/01/18 (a)	70,000		75,950
Building Materials Corp. of America, 6.875%, 08/15/18 (a)	85,000		84,575
Bumble Bee Foods LLC, 7.750%, 12/15/15	70,000		80,404
BWAY Holding Co., 10.000%, 06/15/18 (a)	110,000	[2]	119,212
Caesars Entertainment Inc., 10.000%, 12/15/18	107,000		98,172
Caesars Entertainment Inc., 11.250%, 06/01/17	185,000		209,050
Case New Holland, Inc., 7.875%, 12/01/17 (a)	80,000		87,800
CCH II LLC & CCH II Capital Corp., 13.500%, 11/30/16	25,000		29,938
CCO Holdings LLC/CCO Holdings Capital Corp., 7.250%, 10/30/17	75,000		76,500
CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 04/30/18	125,000		130,000
Central Garden & Pet Co., 8.250%, 03/01/18	85,000		86,488

The accompanying notes are an integral part of these financial statements. 25

Managers High Yield Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.7% (continued)
Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, 11/15/17 (a)	$190,000		$199,500
Chemtura Corp., 7.875%, 09/01/18 (a)	25,000		26,625
Chesapeake Energy Corp., 6.625%, 08/15/20	5,000		4,950
Chesapeake Energy Corp., 6.875%, 08/15/18	40,000		40,800
Chesapeake Energy Corp., 7.250%, 12/15/18	75,000		78,000
Chiquita Brands International, Inc., 8.875%, 12/01/15	165,000		169,228
Cincinnati Bell, Inc., 8.375%, 10/15/20	100,000		96,250
Citizens Communications Co., 6.625%, 03/15/15	90,000		94,500
Clean Harbors, Inc., 7.625%, 08/15/16	61,000		65,118
Clear Channel Worldwide Holdings, Inc., Series B, 9.250%, 12/15/17	250,000		275,000
Clearwater Paper Corp., 7.125%, 11/01/18 (a)	5,000		5,188
Clearwater Paper Corp.,10.625%, 06/15/16	85,000		97,538
Clearwire Communications LLC, 12.000%, 12/01/15 (a)	185,000		200,725
Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/17 (a)	25,000	[2]	25,938
Cloud Peak Energy Resources LLC/ Cloud Peak Energy Finance Corp., 8.250%, 12/15/17	100,000		107,875
Community Health Systems, Inc., 8.875%, 07/15/15	155,000		163,138
Constellation Brands, Inc., 7.125%, 09/01/16	60,000		63,900
Constellation Brands, Inc., 8.375%, 12/15/14	90,000		98,775
Cooper Companies, Inc., 7.125%, 02/15/15	60,000		62,100
Cott Beverages USA, Inc., 8.125%, 09/01/18	20,000		21,650
Cricket Communications, Inc., 10.000%, 07/15/15	50,000	[2]	53,812
Crosstex Energy, L.P., 8.875%, 02/15/18	115,000		123,769
DaVita, Inc., 6.375%, 11/01/18	10,000		9,975
DaVita, Inc., 6.625%, 11/01/20	10,000		9,925
Denbury Resources, Inc., 9.750%, 03/01/16	50,000		56,000
Digicel Group, Ltd., 10.500%, 04/15/18 (a)	100,000		110,500
DineEquity, Inc., 9.500%, 10/30/18 (a)	60,000		63,900
Diversey, Inc., 8.250%, 11/15/19	110,000		119,900
DJO Finance LLC, 10.875% 11/15/14	140,000		153,475
Dole Food Co., Inc., 8.000%, 10/01/16 (a)	40,000		42,400
Dole Food Co., Inc., 13.875%, 03/15/14	36,000		44,190
Dunkin Finance Corp., 9.625%, 12/01/18 (a)	35,000		35,525
Easton-Bell Sports, Inc., 9.750%, 12/01/16	145,000		159,862
EchoStar Communications Corp., 7.125%, 02/01/16	315,000		326,812
EchoStar DBS Corp., 7.750%, 05/31/15	325,000		346,938
El Paso Natural Gas Co., 7.250%, 06/01/18	65,000		69,908
EXCO Resources, Inc., 7.500%, 09/15/18	60,000		59,100
Fidelity National Information Services, Inc., 7.625%, 07/15/17 (a)	15,000		15,862
Fidelity National Information Services, Inc., 7.875%, 07/15/20 (a)	10,000		10,625
First Data Corp., 8.250%, 01/15/21 (a)	118,000	[2]	113,870
First Data Corp., 8.750%, 01/15/22 (a)[5]	120,000	[2]	116,700

The accompanying notes are an integral part of these financial statements. 26

Managers High Yield Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.7% (continued)
First Data Corp., 8.875%, 08/15/20 (a)	$85,000		$90,100
First Data Corp., 10.550%, 09/24/15[5]	2,737	[2]	2,607
First Data Corp., 12.625%, 01/15/21 (a)	240,000	[2]	230,400
Forest Oil Corp., 7.250%, 06/15/19	25,000		25,500
Freescale Semiconductor, Inc., 9.250%, 04/15/18 (a)	210,000		232,050
FTI Consulting, Inc., 6.750%, 10/01/20 (a)	55,000		54,862
GCI, Inc., 8.625%, 11/15/19	150,000	[2]	163,125
General Cable Corp., 7.125%, 04/01/17	105,000		108,675
Geo Group, Inc., The, 7.750%, 10/15/17	105,000		110,775
Georgia-Pacific Corp., 7.000%, 01/15/15 (a)	28,000		29,190
Georgia-Pacific Corp., 8.250%, 05/01/16, (a)	20,000		22,675
Giraffe Acquisition Corp., 9.125%, 12/01/18 (a)	35,000	[2]	36,662
Goodyear Tire & Rubber Co., The, 8.250%, 08/15/20	90,000	[2]	93,600
Goodyear Tire & Rubber Co., The, 8.750%, 08/15/20	10,000		10,575
Goodyear Tire & Rubber Co., The, 10.500%, 05/15/16	45,000	[2]	51,525
Graham Packaging Co., L.P., 8.250%, 01/01/17	90,000		94,050
Graham Packaging Co., L.P., 8.250%, 10/01/18	15,000		15,825
Graham Packaging Co., L.P./GPC Capital Corp. I, 9.875%, 10/15/14	105,000		109,200
Graphic Packaging International, Inc., 7.875%, 10/01/18	35,000		36,838
GWR Operating Partnership, L.L.L.P., 10.875%, 04/01/17	85,000		90,100
GXS Worldwide, Inc., 9.750%, 06/15/15	85,000		84,362
Hanesbrands, Inc., 8.000%, 12/15/16	105,000		113,138
HCA Holdings, Inc., 7.750%, 05/15/21 (a)	105,000	[2]	105,262
HCA, Inc., 9.625%, 11/15/16[5]	823,000		883,696
Health Management Associates, Inc., 6.125%, 04/15/16	195,000		197,925
HealthSouth Corp., 7.250%, 10/01/18	50,000		51,125
HealthSouth Corp., 7.750%, 09/15/22	50,000		51,750
Hertz Corp., 7.500%, 10/15/18 (a)	100,000	[2]	104,250
Hertz Corp., 8.875%, 01/01/14	110,000		113,025
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/20 (a)	50,000		53,000
Hillman Group, Inc., 10.875%, 06/01/18	60,000		66,150
Huntsman International LLC, 5.500%, 06/30/16	55,000		53,488
Huntsman International LLC, 7.375%, 01/01/15	50,000		51,375
Huntsman International LLC, 8.625%, 03/15/20	45,000	[2]	49,162
Huntsman International LLC, 8.625%, 03/15/21 (a)	25,000		27,125
Ineos Group Holdings PLC, 8.500%, 02/15/16	100,000		95,750
Inergy L.P./Inergy Finance Corp., 6.875%, 12/15/14	25,000		25,500
Inergy L.P./Inergy Finance Corp., 7.000%, 10/01/18 (a)	70,000		70,875
Inergy L.P./Inergy Finance Corp., 8.250%, 03/01/16	25,000		26,188
Inergy L.P./Inergy Finance Corp., 8.750%, 03/01/15	30,000		32,100
Intelsat Bermuda, Ltd., 11.250%, 06/15/16	190,000		205,675

The accompanying notes are an integral part of these financial statements. 27

Managers High Yield Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.7% (continued)
Intelsat Jackson Holdings S.A., 7.250%, 10/15/20 (a)	$75,000		$76,125
Intelsat Jackson Holdings, Ltd., 9.500%, 06/15/16	310,000		328,600
Intelsat Subsidiary Holding Co., Ltd., 8.875%, 01/15/15 (a)	35,000		35,962
Interactive Data Corp., 10.250%, 08/01/18 (a)	105,000		113,925
Interline Brands, Inc., 7.000%, 11/15/18 (a)	50,000		51,000
IPCS, Inc., 3.537%, 05/01/14, (02/01/11)[4]	147,764		142,592
Iron Mountain, Inc., 8.750%, 07/15/18	190,000		200,450
ITC Deltacom, Inc., 10.500%, 04/01/16	65,000		71,012
J.C. Penney Co., Inc., 7.950%, 04/01/17	45,000		49,275
Jarden Corp., 7.500%, 05/01/17	85,000		89,994
Jarden Corp., 8.000%, 05/01/16	100,000		109,375
JDA Software Group, Inc., 8.000%, 12/15/14	115,000		124,488
LBI Escrow Corp., 8.000%, 11/01/17 (a)	100,000		110,875
Lear Corp., 7.875%, 03/15/18	15,000		16,125
Libbey Glass, Inc., 10.000%, 02/15/15 (a)	95,000		102,600
Linn Energy LLC, 9.875%, 07/01/18	100,000		110,000
Linn Energy LLC/Linn Energy Finance Corp., 7.750%, 02/01/21 (a)	40,000		41,200
Linn Energy LLC/Linn Energy Finance Corp., 11.750%, 05/15/17	15,000		17,250
Lucent Technologies, Inc., 6.450%, 03/15/29	140,000		111,300
Lyondell Chemical Co., 11.000%, 05/01/18	164,918		187,594
MagnaChip Semiconductor Corp., 10.500%, 04/15/18	125,000		132,500
Manitowoc Co., Inc., 8.500%, 11/01/20	70,000		74,725
Manitowoc Co., Inc., 9.500%, 02/15/18	55,000	[2]	60,500
Marina District Finance Co., Inc., 9.500%, 10/15/15 (a)	35,000	[2]	34,562
Marina District Finance Co., Inc., 9.875%, 08/15/18 (a)	125,000	[2]	123,750
MarkWest Energy Partners LP, 8.750%, 04/15/18	120,000		130,500
Masco Corp., 7.125%, 03/15/20	20,000		20,958
MetroPCS Wireless, Inc., 7.875%, 09/01/18	140,000		145,950
MGM Mirage, Inc., 6.750%, 04/01/13	305,000		304,695
MGM Mirage, Inc., 6.875%, 04/01/16	40,000	[2]	35,850
MGM Mirage, Inc., 9.000%, 03/15/20 (a)	50,000		55,250
MGM Mirage, Inc., 11.125%, 11/15/17	160,000		184,800
Michael Foods, Inc., 9.750%, 07/15/18 (a)	45,000		49,388
Michaels Stores, Inc., 7.750%, 11/01/18 (a)	95,000	[2]	95,238
Michaels Stores, Inc., 13.000%, 11/01/16 (b)	40,000		39,800
Mueller Water Products, Inc., 8.750%, 09/01/20	40,000		44,400
Mylan, Inc., 7.625%, 07/15/17 (a)	25,000		26,719
Mylan, Inc., 7.875%, 07/15/20 (a)	115,000		124,488
Nalco Co., 6.625%, 01/15/19 (a)	20,000	[2]	20,550
Neiman Marcus Group, Inc., The, 9.000%, 10/15/15[5]	114,897	[2]	120,929
NewPage Corp., 11.375%, 12/31/14	50,000		47,250

The accompanying notes are an integral part of these financial statements. 28

Managers High Yield Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.7% (continued)
Nexstar Broadcasting, Inc., 8.875%, 04/15/17 (a)	$75,000		$80,062
Noranda Aluminium Acquisition Corp., 5.193%, 05/15/15, (05/15/11)[5]	203,822		185,223
Nova Chemicals Corp., 8.625%, 11/01/19	40,000	[2]	43,900
Novelis, Inc., 8.375%, 12/15/17 (a)	70,000		72,800
Novelis, Inc., 8.750%, 12/15/20 (a)	90,000		93,825
NXP B.V./NXP Funding LLC, 9.500%, 10/15/15	75,000		80,438
NXP B.V./NXP Funding LLC, 9.750%, 08/01/18 (a)	165,000		186,450
NXP B.V./NXP Funding LLC, 10.000%, 07/15/13 (a)	75,000		84,375
OPTI Canada, Inc., 8.250%, 12/15/14	55,000		39,462
OPTI Canada, Inc., 9.000%, 12/15/12 (a)	35,000		35,262
OPTI Canada, Inc., 9.750%, 08/15/13 (a)	35,000		35,175
Oshkosh Corp., 8.250%, 03/01/17	45,000		49,162
P.H. Glatfelter Co., 7.125%, 05/01/16	115,000		119,744
Packaging Dynamics, Inc., 10.000%, 05/11/16 (a)	160,000		165,000
PAETEC Holding Corp., 8.875%, 06/30/17	90,000		96,525
PAETEC Holding Corp., 9.500%, 07/15/15	45,000	[2]	46,800
PAETEC Escrow Corp., 9.875%, 12/01/18 (a)	100,000		103,250
Parker Drilling Co., 9.125%, 04/01/18	55,000		57,750
Petco Animal Supplies, Inc., 9.250%, 12/01/18 (a)	75,000		79,406
Petrohawk Energy Corp., 7.250%, 08/15/18	20,000		20,300
Petrohawk Energy Corp., 7.875%, 06/01/15	170,000		177,862
Plains Exploration & Production Co., 7.000%, 03/15/17	70,000		72,275
Plains Exploration & Production Co., 7.750%, 06/15/15	25,000		26,188
PolyOne Corp., 7.375%, 09/15/20	50,000	[2]	51,938
Polypore International, Inc., 7.500%, 11/15/17 (a)	60,000		61,500
Reynolds Group Issuer, Inc., 8.500%, 05/15/18 (a)	205,000		207,050
Quebecor Media, Inc., 7.750%, 03/15/16	250,000		259,375
Quebecor World, Escrow, 6.500%, 08/01/27*	165,000		8,250
Qwest Communications International, Inc., 7.500%, 02/15/14	135,000		137,362
Radiation Therapy Services, Inc., 9.875%, 04/15/17 (a)	80,000		80,200
RailAmerica, Inc., 9.250%, 07/01/17	73,000		80,575
Rain CII Carbon LLC/Rain CII Carbon Corp., 8.000%, 12/01/18 (a)	30,000	[2]	30,900
RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	200,000		213,500
Reichhold Industries, Inc., 9.000%, 08/15/14 (a)	235,000		208,562
Rental Service Corp., 9.500%, 12/01/14	105,000		110,775
Rite Aid Corp., 7.500%, 03/01/17	100,000	[2]	96,625
Rite Aid Corp., 8.000%, 08/15/20	60,000	[2]	62,775
Rite Aid Corp., 9.500%, 06/15/17	40,000	[2]	34,200
Sally Holdings LLC, 9.250%, 11/15/14	40,000		42,200
SBA Telecommunications, Inc., 8.000%, 08/15/16	30,000		32,625
Scotts Miracle-Gro Co., The, 7.250%, 01/15/18	20,000		21,100

The accompanying notes are an integral part of these financial statements. 29

Managers High Yield Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.7% (continued)
Sealy Mattress Co., 8.250%, 06/15/14	$315,000		$323,663
Sequa Corp., 11.750%, 12/01/15 (a)	90,000		96,750
Service Corp. International, 6.750%, 04/01/15	175,000		180,250
Service Corp. International, 7.000%, 06/15/17 to 05/15/19	100,000		101,700
ServiceMaster Co., 10.750%, 07/15/15 (a)[5]	155,000		166,625
Simmons Bedding Co., 11.250%, 07/15/15 (a)	365,000		396,025
Sinclair Television Group, Inc., 8.375%, 10/15/18 (a)	10,000		10,375
Sinclair Television Group, Inc., 9.250%, 11/01/17 (a)	75,000		81,562
Solo Cup Co., 8.500%, 02/15/14	50,000	[2]	45,250
Solo Cup Co., 10.500%, 11/01/13	100,000		105,000
Spectrum Brands, Inc., 9.500%, 06/15/18 (a)	55,000		60,500
Spectrum Brands, Inc., 12.000%, 08/28/19[5]	186,327		208,919
Spirit AeroSystems, Inc., 7.500%, 10/01/17	90,000		94,050
Sprint Capital Corp., 6.900%, 05/01/19	110,000		109,175
Sprint Capital Corp., 8.750%, 03/15/32	415,000		421,225
SSI Investments II, Ltd./SSI Co-Issuer LLC, 11.125%, 06/01/18	100,000		109,000
Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (a)	200,000		202,500
Sun Media Corp., 7.625%, 02/15/13	5,000		5,038
SunGard Data Systems, Inc., 7.375%, 11/15/18 (a)	50,000		50,500
SunGard Data Systems, Inc., 10.250%, 08/15/15	370,000		389,888
SUPERVALU, Inc., 8.000%, 05/01/16	265,000	[2]	255,062
Surgical Care Affiliates, Inc., 8.875%, 07/15/15 (a)[5]	159,291		161,680
Syniverse Holdings, Inc., 9.125%, 01/15/19 (a)	30,000		31,125
Tenet Healthcare Corp., 8.875%, 07/01/19	45,000		51,075
Tenet Healthcare Corp., 9.250%, 01/01/15	230,000		246,100
Terex Corp., 8.000%, 11/15/17	110,000		111,650
Travelport LLC, 4.921%, 09/01/14, (03/01/11)[4]	60,000		53,400
Travelport LLC, 9.000%, 03/01/16	40,000		38,950
Travelport LLC, 11.875%, 09/01/16	90,000	[2]	88,875
Trinidad Drilling, Ltd., 7.875%, 01/15/19 (a)	60,000		60,900
Triumph Group, Inc., 8.000%, 11/15/17	20,000		20,900
Triumph Group, Inc., 8.625%, 07/15/18	35,000		38,412
TRW Automotive, Inc., 7.250%, 03/15/17 (a)	50,000		54,125
United Rentals North America, Inc., 8.375%, 09/15/20	25,000		25,562
United Rentals North America, Inc., 9.250%, 12/15/19	85,000		94,988
United Surgical Partners International, Inc., 8.875%, 05/01/17	15,000		15,525
United Surgical Partners International, Inc., 9.250%, 05/01/17[5]	145,000		151,525
US Oncology, Inc., 9.125%, 08/15/17	170,000		210,376
Valeant Pharmaceuticals International, Inc., 6.750%, 10/01/17 (a)	15,000		14,962
Valeant Pharmaceuticals International, Inc., 6.875%, 12/01/18 (a)	150,000		149,626
Vertellus Specialties, Inc., 9.375%, 10/01/15 (a)	75,000		79,688

The accompanying notes are an integral part of these financial statements. 30

Managers High Yield Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.7% (continued)
Visant Corp.,10.000%, 10/01/17 (a)	$130,000		$138,450
Wind Acquisition Finance, S.A., 11.750%, 07/15/17 (a)	100,000		113,250
Windstream Corp., 8.125%, 09/01/18	40,000		42,200
Windstream Corp., 8.625%, 08/01/16	190,000		200,925
WMG Acquisition Corp., 9.500%, 06/15/16	75,000		80,812
Wynn Las Vegas LLC, 7.875%, 11/01/17	15,000		16,238
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.750%, 08/15/20	35,000		38,062
Yankee Acquisition Corp., Series B, 9.750%, 02/15/17	100,000		104,750
Zayo Group LLC, 10.250%, 03/15/17	105,000		115,500
Total Industrials			26,136,939
Utilities - 2.4%
AES Corp., 9.750%, 04/15/16	125,000		140,312
Calpine Corp., 7.500%, 02/15/21 (a)	60,000		59,400
Calpine Corp., 7.875%, 07/31/20 (a)	65,000		66,138
Dynegy Holdings, Inc., 7.625%, 10/15/26	125,000		74,375
Dynegy Holdings, Inc., 7.750%, 06/01/19	50,000	[2]	33,625
Energy Future Holdings Corp., 10.000%, 01/15/20 (a)	70,000	[2]	72,364
Energy Future Intermediate Holding Co. LLC, 10.000%, 12/01/20	96,000		99,482
NRG Energy, Inc., 7.375%, 02/01/16	145,000	[2]	148,988
NRG Energy, Inc., 8.250%, 09/01/20 (a)	55,000		56,650
Total Utilities			751,334
Total Corporate Bonds (cost $28,294,208)			30,401,510
Common Stocks - 0.6%

Consumer Discretionary - 0.1%	Shares
Dex One Corp.*	3,380		25,215
Information Technology - 0.3%
Flextronics International, Ltd.*	10,500		82,425
Materials - 0.2%
Huntsman Corp.	5,000		78,051
Total Common Stocks (cost $455,793)			185,691
Short-Term Investments - 9.1%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,7]	87,750		69,938
BNY Mellon Overnight Government Fund, 0.23%[3]	2,785,000		2,785,000
Total Short-Term Investments (cost $2,872,750)			2,854,938
Total Investments - 107.2%(cost $31,622,751)			33,442,139
Other Assets, less Liabilities - (7.2)%			(2,248,169)
Net Assets - 100.0%			$31,193,970

The accompanying notes are an integral part of these financial statements. 31

Managers High Yield Fund
Notes to Schedule of Portfolio Investments

Note: Based on the approximate cost of investments of $31,628,262 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were $2,243,166 and $429,289, respectively, resulting in net unrealized appreciation of investments of $1,813,877.

*	Non-income-producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2010, the market value of these securities amounted to $8,683,428, or 27.8% of net assets.
(b)	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]

Yield shown for each investment company represents the December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these securities were out on loan to various brokers as of December 31, 2010, amounting to a market value of $2,754,828, or 8.8% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Floating Rate Security. The rate listed is as of December 31, 2010. Date in parentheses represents the securities next coupon rate reset.
[5]	Payment-in-kind security: A type of high yield debt instrument whose issuer has the option of making interest payments in either cash or additional debt securities.
[6]	Variable Rate Security. The rate listed is as of December 31, 2010, and is periodically reset subject to terms and conditions set forth in the debenture.
[7]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 7 in the Notes to Financial Statements.)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2010: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$185,691	—	—	$185,691
Corporate Bonds††	—	$30,401,510	—	30,401,510
Short-Term Investments	2,785,000	69,938	—	2,854,938

Total Investments in Securities	$2,970,691	$30,471,448	—	$33,442,139

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.
††	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of the corporate bonds by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements. 32

Managers Fixed Income Fund
Investment Manager’s Comments

The Year in Review

Managers Fixed Income Fund (Institutional Class) returned 10.29% for the 12 months ended December 31, 2010, easily outpacing the return of 6.54% for the Barclays Capital U.S. Aggregate Bond Index (“the Index”).

At the beginning of 2010, attention shifted from economic recovery to economic growth, as investors began to displace lingering economic pessimism with overdue optimism. The transition was far from smooth, however, as new concerns materialized and old ones resurfaced. Increased anxiety over sovereign debt solvency in Europe and China’s lending restrictions percolated through global credit markets, tempering investor sentiment early in the year. In the U.S., unsteady economic readings and regulatory reform risk led some market participants back into defensive mode, but these challenges failed to offset a persistent overall positive market tone, which led to a solid year for the fixed income markets. For the entire year, government and investment-grade sectors earned returns of 4% to 9% while high yield and emerging markets posted double-digit gains. The modest rise in yields and spread tightening forecast by our macro and sector teams suggest returns may be less generous in 2011.

The primary driver of the Fund’s performance relative to the Index during 2010 was its emphasis on corporate bonds and related underweight to U.S. Treasuries, the same two factors that led to strong results for the prior year. Spreads contracted substantially in 2009 and this pattern extended into 2010. The Fund benefited most from its exposure to U.S. investment-grade bonds. A sizeable portion of the Fund’s corporate exposure is invested in BBB-rated securities, the lowest and most credit-sensitive part of the investment-grade spectrum. As a group, BBB-rated securities performed very well during 2010 after posting exceptional returns in the prior year. Moving even further down on the credit spectrum, the Fund also benefited from its high yield exposure. The majority of the rest of the Fund’s solid results were attributable to its non-U.S. dollar denominated and convertible bonds.

Looking Forward

Bond returns may be more tempered in 2011 due in part to the current low level of yields and the possibility for rates to move higher. Low current yields as of December 31, 2010, are particularly problematic for government and investment-grade sectors. The 10-year Treasury could earn 3.3% in one year if rates are unchanged, but lose 1.8% if rates rise to just 4.0% (the peak in 2010). The corporate market offers more yield and we like that many company balance sheets are generally in good shape with strong cash balances and growing profits. We anticipate that economic trends will remain supportive of credit quality, allowing the sector to earn higher returns than Treasurys, but we see the sector’s low 4.0% yield as capping its upside. In addition to shopping the investment-grade corporate market, we see the securitized sector as offering attractive opportunities. Many managers are underweight MBS due to the government’s involvement in the sector, but we see recent improvements in valuations as a chance to reduce those underweights. Selected securities in the non-agency markets have particular appeal.

The speculative-grade market yield of 7.4% also may limit the upside as the sector typically offers more generous yields. High yield bonds remain one of our favored sectors, though, as we believe the incremental income may shore up returns in an environment where yields may be at to rising. High yield loans, too, will become even more attractive when yield increases are more worrisome. Equity markets (and their proxies, convertible bonds) could earn higher returns than high yield in 2011 as investors reduce overweights to fixed income. But for those who prefer a potentially lower-volatility strategy with income, we believe the high yield market remains very attractive.

On the international front, we expect a continuation of China as a growth engine for the world, with faster growth and higher yields in developing countries than in developed nations. While we have a slight preference for U.S. Dollar over Euro or Yen, we are not enamored by any of them and continue to see emerging markets as having greater return potential. We see both Asia ex-Japan and Latin America as benefiting from China’s commodity demands. Our sovereign analysts are forecasting, for example, growth near 4% for commodity exporters like Australia and Brazil. This faster growth and higher yields continue to attract investor in flows, boosting the return potential for both the bonds and currencies.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, as of December 31, 2010, and are not intended as a forecast or guarantee of future results.

Cumulative Total Return Performance

Managers Fixed Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays Capital U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares (with load) on December 31, 2000, with a $10,000 investment made in the Barclays Capital U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes

33

Managers Fixed Income Fund
Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Fixed Income Fund and the Barclays Capital U.S. Aggregate Bond Index from December 31, 2000 through December 31, 2010.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years
Managers Fixed Income Fund[2,3]	-Class A	No Load	10.04%	6.52%	6.50%
	-Class A	With Load	5.39%	5.60%	6.04%
	-Class B	No Load	9.26%	5.72%	5.82%
	-Class B	With Load	4.26%	5.40%	5.82%
	-Class C	No Load	9.22%	5.72%	5.82%
	-Class C	With Load	8.22%	5.72%	5.82%
	-Institutional Class	No Load	10.29%	6.78%	6.87%

Barclays Capital U.S. Aggregate Bond Index[4]			6.54%	5.80%	5.84%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 4.25% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors.
[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[4]

The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays Capital U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

34

Managers Fixed Income Fund
Fund Snapshots
December 31, 2010

Portfolio Breakdown

Industry	Managers Fixed Income Fund**
Industrials	38.7%
Financials	21.0%
U.S. Government and Agency Obligations	12.8%
Foreign Government Obligations	8.2%
Utilities	7.7%
Asset-Backed Securities	5.3%
Common Stocks	2.9%
Municipal Bonds	1.1%
Mortgage-Backed Securities	0.6%
Preferred Stocks	0.5%
Other Assets and Liabilities	1.2%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
Ford Motor Co., 4.250%, 11/15/16	4.5%
U.S. Treasury Notes, 3.125%, 05/15/19*	4.1
Intel Corp.	2.9
Canadian Government, 2.000%, 09/01/12*	2.5
U.S. Treasury Notes, 3.875%, 11/15/40	2.0
Trinity Rail Leasing, L.P., Series 2010 1A, Class A, 5.194%, 10/16/40	2.0
Inter-American Development Bank, 6.000%, 12/15/17*	1.9
Kinder Morgan Energy Partners, L.P., 5.950%, 02/15/18*	1.7
Continental Airlines, Inc., Series 2010 B, 6.000%, 01/12/19	1.7
International Paper Co., 7.500%, 08/15/21*	1.6

Top Ten as a Group	24.9%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

35

Managers Fixed Income Fund
Schedule of Portfolio Investments
December 31, 2010

Security Description	Principal Amount			Value
Corporate Bonds - 67.4%
Financials - 21.0%
AgriBank FCB, 9.125%, 07/15/19[6]		$810,000		$963,419
Alta Wind Holdings LLC, 7.000%, 06/30/35 (a)		600,000		641,865
American General Finance Corp., Medium Term Notes, Series I, 4.875%, 07/15/12		200,000		189,250
American General Finance Corp., Medium Term Notes, Series J, 5.200%, 12/15/11		100,000		97,625
American General Finance Corp., Medium Term Notes, Series G, 5.375%, 10/01/12		400,000		380,000
American General Finance Corp., Medium Term Notes, Series I, 5.850%, 06/01/13		100,000	[2]	91,250
American General Finance Corp., Medium Term Notes, Series J, 6.900%, 12/15/17		2,770,000		2,250,625
American International Group, Inc., Euro Medium Term Notes, 5.000%, 04/26/23		750,000		984,542
American International Group, Inc., Medium Term Notes, Series MP, 5.450%, 05/18/17		30,000		30,460
Associates Corp. of North America, 6.950%, 11/01/18		650,000		711,499
Bank of America Capital Trust VI, 5.625%, 03/08/35		295,000		250,551
Bear Stearns Companies, Inc., The, 4.650%, 07/02/18		480,000		493,726
Bear Stearns Companies, Inc., The, 5.300%, 10/30/15		25,000		27,158
Camden Property Trust, 5.700%, 05/15/17		255,000		269,453
Cantor Fitzgerald, L.P., 6.375%, 06/26/15 (a)		910,000		920,982
Cantor Fitzgerald, L.P., 7.875%, 10/15/19 (a)[6]		700,000		722,014
Caterpillar Financial Services Corp., 6.125%, 02/17/14		615,000		691,903
Citigroup, Inc., 5.500%, 10/15/14		1,340,000		1,445,015
Citigroup, Inc., 5.850%, 12/11/34		75,000		73,447
Citigroup, Inc., 6.125%, 05/15/18		345,000		378,521
Citigroup, Inc., 6.125%, 08/25/36		935,000		898,748
Colonial Realty, L.P., 4.800%, 04/01/11		181,000		181,431
Crown Castle Towers LLC, 6.113%, 01/15/20 (a)		850,000		888,372
Duke Realty, L.P., 5.950%, 02/15/17		35,000		36,498
ERAC USA Finance Co., 6.375%, 10/15/17 (a)		240,000		266,802
ERAC USA Finance Co., 6.700%, 06/01/34 (a)		65,000		67,559
ERAC USA Finance Co., 7.000%, 10/15/37 (a)		925,000		999,191
ERP Operating, L.P., 5.125%, 03/15/16		15,000		16,201
ERP Operating, L.P., 5.750%, 06/15/17		70,000		76,802
GE Capital Australia Funding Pty., Ltd., Euro Medium Term Notes, 8.000%, 02/13/12	AUD	260,000		271,648
General Electric Capital Corp., Global Medium Term Notes, Series A, 0.589%, 05/13/24, (01/18/11)[4]		180,000		151,598
Hanover Insurance Group, Inc., The, 7.500%, 03/01/20		465,000		490,808
Highwoods Realty, L.P., 5.850%, 03/15/17		30,000		30,925
Highwoods Realty, L.P., 7.500%, 04/15/18		350,000		391,190
International Lease Finance Corp., Medium Term Notes, Series R, 5.650%, 06/01/14		105,000		104,738
International Lease Finance Corp., 8.625%, 09/15/15 (a)		10,000		10,775
iStar Financial, Inc., 0.803%, 10/01/12, (04/01/11)[4,8]		325,000		289,250
Lloyds TSB Bank PLC, 6.500%, 09/14/20 (a)		1,255,000		1,156,651
Marsh & McLennan Companies, Inc., 5.375%, 07/15/14		410,000		436,508
Marsh & McLennan Companies, Inc., 5.875%, 08/01/33		1,230,000		1,128,040

The accompanying notes are an integral part of these financial statements. 36

Managers Fixed Income Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Financials - 21.0% (continued)
MBIA Insurance Corp., 14.000%, 01/15/33 (a)[5]		$25,000	[2]	$13,812
Merrill Lynch & Co., Inc., Medium Term Notes, Series C, 6.050%, 06/01/34		1,100,000		1,029,648
Merrill Lynch & Co., Inc., 6.110%, 01/29/37		1,800,000		1,629,821
Metlife, Inc., 6.400%, 12/15/36		340,000		321,300
Morgan Stanley, 4.750%, 04/01/14		540,000		553,387
Morgan Stanley, 5.500%, 07/24/20		1,200,000		1,214,566
Morgan Stanley, 5.550%, 04/27/17		620,000		646,774
Morgan Stanley, 5.950%, 12/28/17		200,000		211,910
Morgan Stanley, 6.625%, 04/01/18		160,000		173,814
Morgan Stanley, Global Medium Term Notes, Series F, 5.500%, 01/26/20		200,000		201,962
Morgan Stanley, Global Medium Term Notes, Series F, 5.625%, 09/23/19		500,000		510,715
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		620,000		588,109
National City Bank of Indiana, 4.250%, 07/01/18		395,000		384,509
Penn Mutual Life Insurance Co., The, 7.625%, 06/15/40 (a)		895,000		884,592
ProLogis Trust, 5.625%, 11/15/15		15,000		15,758
ProLogis Trust, 5.750%, 04/01/16		15,000		15,591
Simon Property Group, L.P., 5.250%, 12/01/16		25,000		27,005
Simon Property Group, L.P., 5.750%, 12/01/15		85,000		94,536
Simon Property Group, L.P., 5.875%, 03/01/17		40,000		43,966
Simon Property Group, L.P., 6.100%, 05/01/16		100,000		112,230
SLM Corp., 0.588%, 01/27/14, (01/25/11)[4]		135,000		121,688
SLM Corp., 5.000%, 10/01/13		10,000		10,032
SLM Corp., 5.375%, 01/15/13		20,000		20,409
SLM Corp., 8.450%, 06/15/18		845,000		879,469
Sovereign Bank, 5.125%, 03/15/13		335,000		339,236
Standard Chartered Bank, 6.400%, 09/29/17 (a)		100,000		107,148
Standard Chartered PLC, 5.500%, 11/18/14 (a)		750,000		813,534
WEA Finance LLC / WT Finance Australia, 6.750%, 09/02/19 (a)	AUD	535,000		596,994
Willis North America, Inc., 7.000%, 09/29/19		220,000		229,673
XL Capital PLC, 6.500%, 01/15/12		105,000		108,483
Total Financials				31,407,711
Industrials - 38.7%
Alltel Corp., 7.875%, 07/01/32		210,000		269,087
Anadarko Petroleum Corp., 5.950%, 09/15/16		450,000		484,016
Anadarko Petroleum Corp., 6.450%, 09/15/36		395,000		395,199
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/14 (a)		975,000		1,075,152
AT&T Corp., 6.500%, 03/15/29		775,000	[2]	810,791
Avnet, Inc., 6.000%, 09/01/15		720,000		770,915
Avnet, Inc., 6.625%, 09/15/16		140,000		154,919
Bell Atlantic Pennsylvania, Inc., 6.000%, 12/01/28		85,000		79,631
BellSouth Corp., 6.000%, 11/15/34		280,000		279,764

The accompanying notes are an integral part of these financial statements. 37

Managers Fixed Income Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials - 38.7% (continued)
Cardinal Health, Inc., 4.000%, 06/15/15	$320,000	$331,786
CenturyTel, Series P, 7.600%, 09/15/39	605,000	611,561
Charter Communications Operating LLC, 8.000%, 04/30/12	245,000	258,475
Chevron Phillips Chemical Co. LLC, 8.250%, 06/15/19 (a)	1,205,000	1,455,781
Choice Hotels International, Inc., 5.700%, 08/28/20	810,000	787,994
Ciena Corp., 0.875%, 06/15/17[8]	180,000	148,500
CIGNA Corp., 6.150%, 11/15/36	240,000	248,740
Coca-Cola HBC Finance, B.V., 5.125%, 09/17/13	265,000	285,377
Comcast Corp., 5.650%, 06/15/35	150,000	146,194
Continental Airlines, Inc., 5.983%, 04/19/22	409,964	432,512
Continental Airlines, Inc., Series 2010 B, 6.000%, 01/12/19	2,500,000	2,500,000
Continental Airlines, Inc., Series B, 6.903%, 04/19/22	92,335	94,181
Continental Airlines, Inc., Series 00A1, 8.048%, 11/01/20	80,267	90,702
Corning, Inc., 6.850%, 03/01/29	600,000	665,418
Covidien International Finance, S.A., 6.000%, 10/15/17	295,000	335,744
Cummins Engine Co., Inc., 6.750%, 02/15/27	153,000	159,970
Cytec Industries, Inc., 6.000%, 10/01/15	80,000	87,721
Darden Restaurants, Inc., 6.000%, 08/15/35	170,000	161,113
Delta Air Lines, Inc. Pass Through Certificate, Series 2010-1A, 6.200%, 07/02/18	350,000	371,875
Delta Air Lines, Inc., 8.021%, 08/10/22	655,443	668,552
DP World, Ltd., 6.850%, 07/02/37 (a)	1,720,000	1,590,818
Dun & Bradstreet Corp., The, 6.000%, 04/01/13	790,000	861,098
El Paso Corp., 6.950%, 06/01/28	165,000	153,296
Energy Transfer Partners, L.P., 6.125%, 02/15/17	65,000	71,545
Energy Transfer Partners, L.P., 6.625%, 10/15/36	145,000	153,345
Equifax, Inc., 7.000%, 07/01/37	228,000	249,055
Equitable Resources, Inc., 6.500%, 04/01/18	1,730,000	1,877,299
Express Scripts, Inc., 6.250%, 06/15/14	305,000	341,245
Express Scripts, Inc., 7.250%, 06/15/19	185,000	219,326
Ford Motor Co., 4.250%, 11/15/16[8]	3,380,000	6,772,675
GATX Corp., 4.750%, 10/01/12	560,000	586,862
Georgia-Pacific Corp., 7.250%, 06/01/28	70,000	76,125
Hasbro, Inc., 6.600%, 07/15/28	165,000	169,584
HCA, Inc., 7.500%, 11/06/33	75,000	69,375
Intel Corp., 2.950%, 12/15/35[8]	265,000	265,331
Intel Corp., 3.250%, 08/01/39[8]	1,035,000	1,245,881
International Paper Co., 7.500%, 08/15/21	2,000,000	2,366,808
International Paper Co., 7.950%, 06/15/18	114,000	135,852
Intuit, Inc., 5.750%, 03/15/17	210,000	229,241
J.C. Penney Co., Inc., 5.750%, 02/15/18	25,000	24,750
J.C. Penney Co., Inc., 6.375%, 10/15/36	297,000	271,755
J.C. Penney Co., Inc., 7.625%, 03/01/97	25,000	22,312

The accompanying notes are an integral part of these financial statements. 38

Managers Fixed Income Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 38.7% (continued)
Kinder Morgan Energy Partners, L.P., 5.950%, 02/15/18	$2,335,000		$2,575,328
Kinder Morgan Finance Co., 5.700%, 01/05/16	165,000		167,888
KLA Instruments Corp., 6.900%, 05/01/18	420,000		462,673
Kroger Co., The, 7.000%, 05/01/18	460,000		525,735
Macy’s Retail Holdings, Inc., 6.790%, 07/15/27	80,000		76,400
Macy’s Retail Holdings, Inc., 6.900%, 04/01/29	30,000		29,625
Marks & Spencer Group PLC, 7.125%, 12/01/37 (a)	300,000		299,936
Masco Corp., 5.850%, 03/15/17	350,000		349,242
Masco Corp., 6.500%, 08/15/32	25,000		22,059
Masco Corp., 7.125%, 03/15/20	300,000		314,368
Masco Corp., 7.750%, 08/01/29	50,000		49,124
Medco Health Solutions, Inc., 7.250%, 08/15/13	420,000		477,348
Methanex Corp., 6.000%, 08/15/15	320,000		308,200
Missouri Pacfic Railroad Co., 5.000%, 01/01/45[6]	200,000		144,886
Motorola, Inc., 6.500%, 09/01/25	15,000		15,463
Motorola, Inc., 6.500%, 11/15/28	70,000	[2]	69,077
New England Telephone & Telegraph Co., 7.875%, 11/15/29	95,000		103,241
News America, Inc., 7.280%, 06/30/28	225,000		254,340
News America, Inc., 7.625%, 11/30/28	460,000		537,440
Nextel Communications, Inc., 5.950%, 03/15/14	710,000		701,125
Northwest Airlines, Inc., 8.028%, 11/01/17	336,017		347,777
Omnicare, Inc., 3.750%, 12/15/25[8]	470,000		526,400
Owens & Minor, Inc., 6.350%, 04/15/16[6]	125,000		127,403
Owens Corning, Inc., 6.500%, 12/01/16	210,000		222,688
Owens Corning, Inc., 7.000%, 12/01/36	385,000		397,871
PPG Industries, Inc., 6.650%, 03/15/18	1,935,000		2,228,750
Pulte Homes, Inc., 6.000%, 02/15/35	1,265,000		942,425
Pulte Homes, Inc., 6.375%, 05/15/33	465,000		353,400
Qantas Airways, Ltd., 6.050%, 04/15/16 (a)	1,500,000		1,597,983
Qwest Corp., 6.875%, 09/15/33	20,000		19,750
Rowan Cos., Inc., 7.875%, 08/01/19	300,000		348,707
Safeway, Inc., 6.350%, 08/15/17	400,000		447,284
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	510,000		579,643
SBC Communications, Inc., 6.150%, 09/15/34	840,000		870,244
Sprint Capital Corp., 6.900%, 05/01/19	15,000		14,888
Sprint Capital Corp., 8.750%, 03/15/32	5,000		5,075
Telecom Italia Capital S.p.A., 6.000%, 09/30/34	40,000		33,288
Telecom Italia Capital S.p.A., 6.375%, 11/15/33	105,000		90,371
Tele-Communications, Inc., 9.800%, 02/01/12	350,000		381,050
Telefonica Emisiones SAU, 5.877%, 07/15/19	265,000		271,216
Texas Eastern Transmission, L.P., 7.000%, 07/15/32	255,000		294,934
TGT Pipeline LLC, 5.200%, 06/01/18	465,000		481,477

The accompanying notes are an integral part of these financial statements. 39

Managers Fixed Income Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 38.7% (continued)
Time Warner Cable, Inc., 6.750%, 07/01/18	$1,500,000		$1,751,145
Time Warner, Inc., 6.625%, 05/15/29	270,000		298,964
Time Warner, Inc., 7.625%, 04/15/31	80,000		97,527
Time Warner, Inc., 7.700%, 05/01/32	685,000		838,569
Toll Brothers Finance Corp., 5.150%, 05/15/15	540,000		552,540
Toro Co., The, 6.625%, 05/01/37[6]	365,000		335,321
V.F. Corp., 6.450%, 11/01/37	412,000		464,944
Verizon Maryland, Inc., 5.125%, 06/15/33	295,000		260,536
Verizon New England, Inc., 6.500%, 09/15/11	530,000		550,708
Verizon New York, Inc., Series B, 7.375%, 04/01/32	110,000		123,783
Viacom, Inc., 6.875%, 04/30/36	470,000		540,983
Western Union Co., 6.200%, 11/17/36	450,000		446,236
Western Union Co., The, 6.200%, 06/21/40	5,000		4,963
Weyerhaeuser Co., 6.875%, 12/15/33	660,000		620,968
Weyerhaeuser Co., 7.375%, 10/01/19	50,000		54,713
Weyerhaeuser Co., 7.375%, 03/15/32	90,000		91,224
Wyndham Worldwide Corp., 6.000%, 12/01/16	405,000		424,332
Wyndham Worldwide Corp., 7.375%, 03/01/20	460,000		506,552
Total Industrials			57,945,378
Utilities - 7.7%
Abu Dhabi National Energy Co., 7.250%, 08/01/18 (a)	1,040,000		1,155,298
Ameren Energy Generating Co., 7.000%, 04/15/18	1,200,000	[2]	1,184,540
Ameren Illinois Co., 6.250%, 04/01/18	1,370,000		1,514,116
Bruce Mansfield Unit 12, 6.850%, 06/01/34[6]	315,916		336,100
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36	695,000		666,133
Commonwealth Edison Co., 4.700%, 04/15/15	510,000		552,947
Empresa Nacional de Electricidad, 7.875%, 02/01/27	900,000		1,001,996
ITC Holdings Corp., 5.875%, 09/30/16 (a)	225,000		251,845
ITC Holdings Corp., 6.375%, 09/30/36 (a)	300,000		309,578
Korea Gas Corp., 6.000%, 07/15/14 (a)	300,000		325,295
Nisource Finance Corp., 6.400%, 03/15/18	1,645,000		1,826,226
Nisource Finance Corp., 6.800%, 01/15/19	900,000		1,042,947
Southwestern Electric Power Co., 6.450%, 01/15/19	1,225,000		1,347,365
Total Utilities			11,514,386
Total Corporate Bonds (cost $93,130,299)			100,867,475
U.S. Government and Agency Obligations - 12.8%
Federal Home Loan Bank - 0.7%
FHLB, 1.875%, 06/21/13	1,040,000		1,064,880
Federal Home Loan Mortgage Corporation - 1.8%
FHLMC, 1.625%, 04/15/13	1,040,000		1,058,823
FHLMC, 2.125%, 09/21/12	1,560,000		1,600,607
Total Federal Home Loan Mortgage Corporation			2,659,430

The accompanying notes are an integral part of these financial statements. 40

Managers Fixed Income Fund
Schedule of Portfolio Investments (continued)

Security Description		Principal Amount	Value
Federal National Mortgage Association - 1.9%
FNMA, 1.375%, 04/28/11		$2,080,000	$2,088,162
FNMA, 1.875%, 04/20/12		650,000	661,856
Total Federal National Mortgage Association			2,750,018
United States Treasury Securities - 8.4%
U.S. Treasury Inflation Indexed Notes, 2.000%, 01/15/14		520,771	559,584
U.S. Treasury Notes, 1.000%, 08/31/11		1,970,000	1,980,236
U.S. Treasury Notes, 3.125%, 05/15/19		6,000,000	6,064,218
U.S. Treasury Notes, 3.875%, 11/15/40		3,080,000	3,030,431
U.S. Treasury Notes, 4.750%, 05/15/14		835,000	932,787
Total United States Treasury Securities			12,567,256
Total U.S. Government and Agency Obligations (cost $18,397,022)			19,041,584
Foreign Government Obligations - 8.2%
Brazil, Republic of, 10.250%, 01/10/28	BRL	750,000	471,461
Canadian Government, 2.000%, 09/01/12	CAD	3,700,000	3,745,250
Canadian Government, 3.750%, 06/01/12	CAD	135,000	139,941
Canadian Government, 5.250%, 06/01/12	CAD	390,000	412,428
Inter-American Development Bank, 6.000%, 12/15/17	NZD	3,500,000	2,814,126
International Bank for Reconstruction & Development, Series GDIF, 1.430%, 03/05/14	SGD	1,000,000	782,505
Ireland Government Notes, 4.500%, 04/18/20	EUR	75,000	72,577
Ireland Government Notes, 5.000%, 10/18/20	EUR	25,000	24,524
Ireland Treasury Bonds, 4.500%, 10/18/18	EUR	275,000	280,814
Ireland Treasury Bonds, 5.400%, 03/13/25	EUR	125,000	119,626
Mexican Bonos, Series M10, 7.250%, 12/15/16	MXN	6,850,000	577,064
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	3,500,000	303,976
Mexican Government, 9.000%, 12/20/12	MXN	5,950,000	516,903
New South Wales Treasury Corp., 6.000%, 05/01/12	AUD	995,000	1,027,906
New South Wales Treasury Corp., Series 12RG, 6.000%, 05/01/12	AUD	260,000	268,625
Portugal Obrigacoes do Tesouro, 3.850%, 04/15/21	EUR	50,000	52,477
Portugal Obrigacoes do Tesouro, 4.800%, 06/15/20	EUR	25,000	29,284
Queensland Treasury Corp., Series 11G, 6.000%, 06/14/11	AUD	665,000	682,468
Total Foreign Government Obligations (cost $11,110,137)			12,321,955
Municipal Bonds - 1.1%
Buckeye Tobacco Settlement Financing Authority, Series 2007 A-2, 5.875%, 06/01/47[6]		250,000	164,300
California State, 4.500%, 08/01/27, (AMBAC Insured)		45,000	39,398
California State, 4.500%, 10/01/29		130,000	110,902
California State, 4.500%, 08/01/30		30,000	25,520
California State, 4.500%, 08/01/30, (AMBAC Insured)		35,000	29,773
California State, Variable Purpose Bond, 3.250%, 12/01/27, (National Insured)		25,000	18,164
California State, Variable Purpose Bond, 4.500%, 12/01/33, (AMBAC Insured)		110,000	91,994
Chicago Illinois O’Hare International Airport Revenue Bond, Series 2008 A, 4.500%, 01/01/38, (AGM Insured)		15,000	12,709
Eufaula Alabama, Series 2003 C, 4.000%, 08/15/12, (AMBAC Insured)		175,000	175,710

The accompanying notes are an integral part of these financial statements. 41

Managers Fixed Income Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Municipal Bonds - 1.1% (continued)
Michigan Tobacco Settlement Financial Authority, Series 2006 A, 7.309%, 06/01/34[6]	$390,000	$277,625
San Jose California Redevelopment Agency Tax Allocation, Series 2006 C, 3.750%, 08/01/28, (BHAC Insured)	15,000	11,686
San Jose California Redevelopment Agency Tax Allocation, Series 2006 C, 3.750%, 08/01/28, (National Insured)	35,000	26,751
Virginia Tobacco Settlement Financing Corp., 6.706%, 06/01/46[6]	1,055,000	659,628
Total Municipal Bonds (cost $2,251,637)		1,644,160
Asset-Backed Securities - 5.3%
Centex Home Equity Loan, Series 2004-A, Class AF6, 4.270%, 01/25/34[5]	247,720	249,867
Chase Issuance Trust, Series 2007-B1, Class B1, 0.510%, 04/15/19, (01/18/11)[4]	845,000	813,433
Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 09/16/13 (a)	640,000	640,648
Countrywide Home Loans, Series 2002-S1, Class A5, 6.460%, 11/25/16 (b)	140,186	132,439
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 07/20/31 (a)	854,130	880,549
Merrill Auto Trust Securitization, Series 2008-1, Class B, 6.750%, 04/15/15	200,000	212,857
Sierra Receivables Funding Company, Series 2010-2A, Class A, 3.840%, 11/20/25 (a)	1,522,849	1,526,273
Trinity Rail Leasing, L.P., Series 2010 1A, Class A, 5.194%, 10/16/40 (a)	2,983,175	2,989,472
World Financial Network Credit Card Master Note Trust, Series 2010-A, 6.750%, 04/15/19	500,000	536,112
Total Asset-Backed Securities (cost $7,790,182)		7,981,650
Mortgage-Backed Securities - 0.6%
Credit Suisse Mortgage Capital, Series 2007-C5, Class A4, 5.695%, 09/15/40[5]	300,000	308,556
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 01/15/49	110,000	114,581
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.817%, 06/15/49 [5]	220,000	230,557
LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.365%, 12/15/28	295,102	298,764
Total Mortgage-Backed Securities (cost $642,729)		952,458

Common Stocks - 2.9%	Shares
Information Technology
Intel Corp. (cost $4,461,584)	204,750	4,305,892
Preferred Stocks - 0.5%
General Motors Co., Series 2010 B, 4.750%[8]	2,400	129,864
Newell Financial Trust I, 5.250%[8]	13,455	568,474
Total Preferred Stocks (cost $697,997)		698,338
Short-Term Investments - 1.2%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,7]	247,573	197,321
BNY Mellon Overnight Government Fund, 0.23%[3]	1,264,000	1,264,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	301,535	301,535
Total Short-Term Investments (cost $1,813,108)		1,762,856
Total Investments - 100.0% (cost $140,294,695)		149,576,368
Other Assets, less Liabilities - (0.0)%#		(37,548)
Net Assets - 100.0%		$149,538,820

The accompanying notes are an integral part of these financial statements. 42

Managers Fixed Income Fund
Notes to Schedules of Portfolio Investments

Note: Based on the approximate cost of investments of $140,316,188 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were $11,256,713 and $1,996,533, respectively, resulting in net unrealized appreciation of investments of $9,260,180.

#	Rounds to less than 0.01%.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2010, the value of these securities amounted to $23,356,671, or 15.6% of net assets.
(b)	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]

Yield shown for each investment company represents its December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these securities were out on loan to various brokers as of December 31, 2010, amounting to a market value of $1,461,845, or 1.0% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Floating Rate Security. The rate listed is as of December 31, 2010. Date in parentheses represents the securities next coupon rate reset.
[5]	Variable Rate Security. The rate listed is as of December 31, 2010, and is periodically reset subject to terms and conditions set forth in the debenture.
[6]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All securities are valued on the basis of valuations provided by dealers or independent pricing services. At December 31, 2010, the market value of these securities amounted to $3,730,696, or 2.5% of net assets.

[7]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 7 in the Notes to Financial Statements.)

[8]

Convertible Bond: A corporate bond, usually a junior debenture that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. At December 31, 2010, the market value of these bonds amounted to $9,946,375, or 6.7% of net assets.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2010: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Corporate Bonds†	—	$100,867,475	—	$100,867,475
U.S. Government and Agency Obligations	—	19,041,584	—	19,041,584
Asset-Backed Securities	—	7,981,650	—	7,981,650
Mortgage-Backed Securities	—	952,458	—	952,458
Foreign Government Obligations	—	12,321,955	—	12,321,955
Municipal Bonds	—	1,644,160	—	1,644,160
Common Stocks	$4,305,892	—	—	4,305,892
Preferred Stocks	—	698,338	—	698,338
Short-Term Investments	1,565,535	197,321	—	1,762,856

Total Investments in Securities	$5,871,427	$143,704,941	—	$149,576,368

†	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of the corporate bonds by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investments Definitions and Abbreviations:

AGM:	Assured Guaranty Municipal Corp.	GDIF:	Global Debt Insurance Facility
AMBAC:	American Municipal Bond Assurance Corp.	GNMA:	Government National Mortgage Association
BHAC:	Berkshire Hathaway Assurance Corp.	GSR:	Goldman Sachs REMIC
FGIC:	Federal Guaranty Insurance Corp.	National:	National Public Finance Guarantee Group
FHLB:	Federal Home Loan Bank	REIT:	Real Estate Investment Trust
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies or par values other than the U.S. dollar (USD):

AUD:	Australian Dollar	MXN:	Mexican Peso
BRL:	Brazilian Real	NZD:	New Zealand Dollar
CAD:	Canadian Dollar	SGD:	Singapore Dollar
EUR:	Euro

The accompanying notes are an integral part of these financial statements. 43

Managers Short Duration Government Fund
Investment Manager’s Comments

The Managers Short Duration Government Bond Fund (“the Fund”) seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

The Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued by the U.S. government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities.

The Fund typically employs hedging techniques using instruments such as interest rate futures, options, floors, caps, and swaps, designed to reduce the interest-rate risk of their fixed-income securities. The Fund’s benchmark is the six-month Treasury bill.

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 280 South Mangum Street, Suite 301, Durham, NC, was founded in 1982. Smith Breeden is an investment management firm for a client base including corporate and public pension plans, central and supranational banks, endowments and foundations, private banks and financial institutions, insurance companies, and other institutional investors. Specializing in fixed income portfolios, the firm offers separate accounts, commingled funds, and serves as a subadvisor to ‘40 Act funds. As of December 31, 2010, Smith Breeden managed assets of approximately $6.4 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates or other macro-factor trading strategies.

•

Within the investment-grade fixed income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS), will tend to outperform Treasury securities over a market cycle. The corporate, mortgage, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and prepayment rates, the portfolio manager seeks to structure a portfolio with similar risk characteristics to six-month U.S. Treasury securities and slightly higher returns. Because there is less certainty about the timing of principal payments to individual mortgage securities than for U.S. Treasury securities, they tend to carry a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over Treasuries. Although the portfolio management team often purchases securities with maturities longer than six months, it does not attempt to increase returns by actively positioning the interest rate sensitivity of the Portfolio. Instead, the team typically manages the weighted average duration of the Portfolio so that it remains close to the Index.

The ideal investment exhibits many of the following traits:

•	Yield advantage over Treasuries

•	Very high quality (Government or AAA)

•	Attractive value relative to other MBS opportunities

The portfolio:

•	Seeks to optimize return per unit of risk

•	Maintains minimal exposure to credit risk and interest rate risk

•	Consists of high-quality MBS, CMBS, and ABS securities

•	Will tend to have an interest-rate sensitivity similar to a six-month Treasury bill

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They deem it necessary to reallocate the Portfolio

•	They need to maintain the Portfolio’s target duration

The Year in Review

During the year ended December 31, 2010, the Fund returned 1.58%, while the BofA Merrill Lynch Six-Month U.S Treasury Bill Index returned 0.36%.

Economic conditions and the recovery in 2010 were largely shaped by the prior few years of historic market moves, a credit and liquidity crisis, and unprecedented government intervention. The prior year included high economic uncertainty, uncertain inflation expectations, constrained capital given restrictive risk management limits, and somewhat impaired liquidity. 2010 saw tightening across spread sectors, lower risk premia, improved liquidity, and lower market volatility as the markets continued healing.

44

Managers Short Duration Government Fund
Investment Manager’s Comments (continued)

By the end of the first quarter of 2010, the Federal Reserve buying program of MBS was completed, culminating in purchases of $1.25 trillion. This program kept demand for MBS strong through most of 2009 and the early part of 2010 and mortgage rates lower than they otherwise would have been through a volatile period for the U.S. housing market and the overall economy. With the end to quantitative easing, the market had lost the volatility buffer provided not only by Federal Reserve buying, but also by the Fed’s assumption of massive amounts of prepayment risk via their MBS holdings.

Despite this, mortgage rates moved significantly lower during the second quarter. Demand remained strong as mortgages represented a high credit-quality security that offered a better yield than Treasury securities. With prepayments generally remaining mild and supply being light despite historically low rates, agency mortgages kept pace with a rally in Treasuries. It should be noted that one of the great technical supports for the agency MBS market in 2010 was the net negative supply primarily due to Government Sponsored Enterprise buyouts of delinquent loans.

As fears of a double dip in the economy emerged during the third quarter, both Treasury yields and mortgage rates again moved lower. Talk of a second round of quantitative easing surfaced toward the end of the quarter, which helped spur the bond market rally. Mortgage spreads widened in this rally as concerns emerged over increasing levels of prepayments and origination. Apart from agency MBS, spread sectors performed well during the quarter.

In the fourth quarter, interest rates backed up significantly as the market’s fear of a double dip in the economy gave way, and the market, buoyed by further quantitative easing (QE2) from the Federal Reserve, began to price in stronger growth expectations. The result was a very steep yield curve and a forward curve, which anticipates a less accommodative Federal Reserve in the coming quarters. This more optimistic outlook also spilled into fixed income spreads, where we now see tighter spread levels in virtually every market.

Most of the Fund outperformance for 2010 was attributed to agency MBS exposure. Agency adjustable-rate (ARMs), fixed-rate mortgages (FRMs), and Collateralized Mortgage Obligations (CMOs (considered by some to be mortgage derivatives)) were beneficiaries of lower realized volatility, hedging costs, and mortgage rates. A benign prepayment environment also helped the Fund’s very small exposure (2.7%) to mortgage derivatives. CMBS also outperformed as risk appetite continues to be strong for the asset class, especially as the commercial real estate market firms up. Supply in CMBS is almost non-existent, and market technicals continue to be supportive of tighter spreads.

The Fund’s Treasury Inflation-Protected Securities (TIPS) exposure was performance neutral for the year despite a strong fourth quarter where higher growth, an easy FOMC, and less deflation risk contributed to good TIPS performance. The portfolio remains positioned largely in the highest-quality securities. At year end, the Fund held no leverage.

Derivatives such as financial futures, options, and mortgage derivatives are used for portfolio duration and convexity risk management. Although we prefer to have the flexibility to use the largest array of instruments possible, derivatives are not crucial to our ability to add value.

Looking Forward

On December 31, portfolio duration closely approximated that of the six-month Treasury bill. In 2010, CMO (agency and non-agency), agency ARM, and ABS exposures were reduced by approximately

8.1%, 1.3%, and 0.3%, respectively, on a market-value basis within the portfolio. Cash and equivalents also decreased from 8.6% of the portfolio at year-end 2009 to 1.6% of capital at year-end 2010. The largest securitized sector increases were in 15-year agency FRMs and CMBS, which were increased from 15% and 5% of capital to nearly 30% and 9%, respectively. The Fund maintains a small allocation (1.8%) of TIPS. Given the supply changes and lack of backstop buyers, spread volatility in agency MBS will remain elevated, providing a good environment for active management. Security selection opportunities should also be high as prepayment levels are raised due to record low rates. We believe that high-quality spread assets held in the portfolio are likely to continue to experience positive performance, since spreads are still relatively generous by historical standards and technical conditions remain supportive.

This commentary reflects the viewpoints of Smith Breeden Associates, Inc., as of January 21, 2011.

Cumulative Total Return Performance

Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The BofA Merrill Lynch Six-Month U.S. Treasury Bill Index is an unmanaged index that measures returns of six-month U.S. Treasury bills. Unlike the Fund, the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 2000 to a $10,000 investment made in the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index for the same time periods. Figures include

45

Managers Short Duration Government Fund
Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Short Duration Government Fund and the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index from December 31, 2000 through December 31, 2010.

Average Annual Total Returns[1]	1 Year	5 Years	10 Years
Managers Short Duration Government Fund[2,3,4]	1.58%	3.25%	3.52%
BofA Merrill Lynch Six-Month U.S. Treasury Bill Index[5]	0.36%	2.97%	2.78%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[3]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[4]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[5]

The BofA Merrill Lynch Six-Month Treasury Bill Index is an unmanaged index that measures returns of six-month Treasury Bills. Unlike the Fund, the BofA Merrill Lynch Six-Month Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

46

Managers Short Duration Government Fund
Fund Snapshots
December 31, 2010

Portfolio Breakdown
Portfolio Breakdown	Managers Short Duration Government Fund**
U.S. Government and Agency Obligations	89.0%
Mortgage-Backed Securities	8.9%
Asset-Backed Securities	0.3%
Other Assets and Liabilities	1.8%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FNMA, 3.500%, TBA	15.1%
FHLMC Discount Notes, 0.077%, 02/07/11	4.8
FNMA, 2.710%, 11/01/34*	2.3
U.S. Treasury Inflation Linked Notes, 2.375%, 01/15/25*	1.8
FHLMC, Series 2638, Class OW, 4.500%, 10/15/27*	1.7
FNMA, 4.855%, 02/01/36	1.4
LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.365%, 12/15/28	1.2
FHLMC, Series 2939, Class DE, 4.750%, 04/15/25*	1.2
FHLMC, Series 2764, Class TD, 5.000%, 02/15/29	1.2
FNMA, 5.000%, 10/01/19	1.1

Top Ten as a Group	31.8%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

47

Managers Short Duration Government Fund
Schedule of Portfolio Investments
December 31, 2010

Security Description	Principal Amount	Value
U.S. Government and Agency Obligations - 89.0%
Federal Home Loan Mortgage Corporation - 29.2%
FHLMC, 2.250%, 11/01/33, (11/01/11)[4]	$1,702,868	$1,779,959
FHLMC, 2.396%, 10/01/28, (08/01/11)[4]	132,278	137,984
FHLMC, 2.482%, 12/01/33, (11/01/11)[4]	3,332,211	3,475,577
FHLMC, 2.484%, 10/01/33, (10/01/11)[4]	2,483,681	2,600,061
FHLMC, 2.493%, 10/01/33, (10/01/11)[4]	3,951,791	4,133,114
FHLMC, 2.570%, 09/01/35, (09/01/11)[4,9]	3,071,259	3,186,286
FHLMC, 2.655%, 07/01/34, (06/01/11)[4,9]	592,310	618,223
FHLMC, 2.742%, 02/01/23, (06/01/11)[4]	1,029,668	1,078,033
FHLMC, 2.946%, 09/01/33, (06/01/11)[4,9]	3,582,149	3,773,429
FHLMC, 2.984%, 06/01/35, (06/01/11)[4,9]	1,396,768	1,466,079
FHLMC, 3.455%, 12/01/35, (06/01/11)[4]	948,039	989,494
FHLMC, 4.500%, 07/01/18[9]	3,086,667	3,258,362
FHLMC, 5.000%, 05/01/18[9]	808,270	861,944
FHLMC, 5.000%, 07/15/25[6]	36,266	36,251
FHLMC, 5.000%, 09/01/17 to 10/15/27	1,351,115	1,421,566
FHLMC, 5.500%, 11/01/19[9]	3,801,865	4,100,668
FHLMC, 5.717%, 02/01/37, (02/01/12)[4,9]	2,099,193	2,224,320
FHLMC Gold Pool, 0.510%, 06/15/35, (01/15/11)[4,9]	3,277,813	3,277,375
FHLMC Gold Pool, 3.750%, 11/15/25[6,9]	141,018	140,995
FHLMC Gold Pool, 5.000%, 05/01/18[9]	724,470	772,579
FHLMC Gold Pool, 5.000%, 01/01/19[9]	949,502	1,016,115
FHLMC Gold Pool, 5.000%, 04/01/19 to 08/01/19	698,710	746,227
FHLMC Gold Pool, 5.500%, 11/01/17[9]	410,989	441,235
FHLMC Gold Pool, 5.500%, 12/01/17 to 09/01/19	732,081	790,751
FHLMC Gold Pool, 5.500%, 01/01/20[9]	3,543,240	3,835,005
FHLMC Gold Pool, 7.000%, 06/01/17	1,592,428	1,726,187
FHLMC Gold Pool, 7.500%, 04/01/15 to 03/01/33	1,033,312	1,167,518
FHLMC REMICS, Series 2870, Class CN, 4.000%, 10/15/27	281,227	285,047
FHLMC REMICS, Series 2885, Class DE, 4.500%, 12/15/17	208,753	215,094
FHLMC REMICS, Series 2769, Class BX, 4.500%, 07/15/27	138,438	138,860
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42[5]	181,894	211,338
FHLMC, Series 2628, Class GQ, 3.140%, 11/15/17	1,082,295	1,110,110
FHLMC, Series 2836, Class P, 4.000%, 01/15/16	1,272,652	1,276,067
FHLMC, Series 2692, Class AB, 4.000%, 05/15/16	1,224,964	1,245,563
FHLMC, Series 2675, Class CB, 4.000%, 05/15/16	533,876	542,037
FHLMC, Series 2677, Class BA, 4.000%, 09/15/16	1,097,639	1,120,152
FHLMC, Series 2696, Class MD, 4.000%, 11/15/16	631,205	643,271
FHLMC, Series 2574, Class HW, 4.000%, 11/15/16[6]	158,321	158,962
FHLMC, Series 2551, Class CH, 4.000%, 12/15/16	284,797	287,715
FHLMC, Series 2608, Class GJ, 4.000%, 03/15/17	386,830	392,458

The accompanying notes are an integral part of these financial statements. 48

Managers Short Duration Government Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Federal Home Loan Mortgage Corporation - 29.2% (continued)
FHLMC, Series 2840, Class E, 4.250%, 08/15/12[6]	$65,692	$65,686
FHLMC, Series 3249, Class CJ, 4.250%, 01/15/29	1,048,220	1,059,455
FHLMC, Series 2561, Class EO, 4.500%, 09/15/16[9]	510,617	513,236
FHLMC, Series 2760, Class EB, 4.500%, 09/15/16	1,777,866	1,803,818
FHLMC, Series 2574, Class TK, 4.500%, 11/15/16[6]	315,384	316,827
FHLMC, Series 2582, Class BC, 4.500%, 04/15/17	624,974	636,875
FHLMC, Series 2688, Class DA, 4.500%, 02/15/20	878,156	887,218
FHLMC, Series 2776, Class OL, 4.500%, 11/15/27	531,924	537,497
FHLMC, Series 2561, Class BH, 4.500%, 05/15/17	1,177,094	1,208,221
FHLMC, Series 2664, Class GA, 4.500%, 01/15/18	704,145	715,122
FHLMC, Series 2697, Class LP, 4.500%, 10/15/19	134,134	135,025
FHLMC, Series 2844, Class PU, 4.500%, 06/15/27	1,154,866	1,168,238
FHLMC, Series 2857, Class BG, 4.500%, 08/15/27	2,681,098	2,709,639
FHLMC, Series 2638, Class OW, 4.500%, 10/15/27	6,350,501	6,399,813
FHLMC, Series 2760, Class PN, 4.500%, 11/15/27	1,560,778	1,579,270
FHLMC, Series 2725, Class PC, 4.500%, 05/15/28	144,074	144,025
FHLMC, Series 2939, Class DE, 4.750%, 04/15/25	4,476,216	4,576,816
FHLMC, Series 2877, Class MV, 4.750%, 12/15/28	973,525	993,519
FHLMC, Series 2707, Class PC, 5.000%, 02/15/17	630,576	632,467
FHLMC, Series 2657, Class DA, 5.000%, 10/15/20	332,658	335,737
FHLMC, Series 3062, Class HB, 5.000%, 03/15/25	40,493	40,500
FHLMC, Series 2726, Class PB, 5.000%, 04/15/26	957,889	967,708
FHLMC, Series 2753, Class PC, 5.000%, 05/15/26	412,346	412,859
FHLMC, Series 2866, Class WC, 5.000%, 01/15/27	1,438,736	1,445,601
FHLMC, Series 2764, Class UC, 5.000%, 05/15/27	2,204,179	2,226,642
FHLMC, Series 2844, Class PB, 5.000%, 06/15/27	1,354,284	1,370,762
FHLMC, Series 2907, Class HC, 5.000%, 06/15/27	2,445,885	2,500,518
FHLMC, Series 2780, Class LC, 5.000%, 07/15/27	1,368,537	1,384,836
FHLMC, Series 2893, Class PB, 5.000%, 12/15/27	2,897,522	2,929,146
FHLMC, Series 2783, Class PB, 5.000%, 01/15/28	1,465,093	1,487,531
FHLMC, Series 2684, Class PC, 5.000%, 05/15/28	2,036,785	2,044,986
FHLMC, Series 2881, Class TC, 5.000%, 06/15/28	1,760,149	1,795,311
FHLMC, Series 2649, Class OC, 5.000%, 07/15/28	623,161	632,991
FHLMC, Series 2827, Class TC, 5.000%, 10/15/28	427,834	435,041
FHLMC, Series 2764, Class TD, 5.000%, 02/15/29	4,369,000	4,541,228
FHLMC, Series 2960, Class NE, 5.000%, 08/15/31	2,527,874	2,552,561
FHLMC, Series 2558, Class UE, 5.500%, 05/15/22	790,508	823,350
FHLMC, Series 2429, Class HB, 6.500%, 12/15/23	502,388	558,323
Total Federal Home Loan Mortgage Corporation		111,250,409
Federal National Mortgage Association - 52.1%
FNMA, 0.581%, 11/25/30, (01/25/11)[4,9]	2,017,366	2,019,443

The accompanying notes are an integral part of these financial statements. 49

Managers Short Duration Government Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Federal National Mortgage Association - 52.1% (continued)
FNMA, 0.661%, 03/25/35, (01/25/11)[4,9]	$1,955,041	$1,947,928
FNMA, 2.020%, 08/01/34, (04/01/11)[4]	776,706	801,653
FNMA, 2.044%, 01/01/35, (05/01/11)[4]	526,153	544,898
FNMA, 2.100%, 11/01/34, (04/01/11)[4]	808,280	838,995
FNMA, 2.107%, 01/01/24, (07/01/11)[4]	1,921,608	1,961,679
FNMA, 2.126%, 02/01/33, (03/01/11)[4]	2,913,046	3,014,763
FNMA, 2.141%, 01/01/35, (04/01/11)[4]	874,950	908,891
FNMA, 2.145%, 06/01/34, (05/01/11)[4]	2,029,817	2,118,280
FNMA, 2.200%, 09/01/34, (03/01/11)[4]	2,978,289	3,093,150
FNMA, 2.272%, 08/01/33, (02/01/11)[4]	947,343	982,270
FNMA, 2.279%, 08/01/33, (02/01/11) [4]	604,786	627,198
FNMA, 2.496%, 05/01/33, (04/01/11)[4]	2,654,265	2,766,115
FNMA, 2.500%, 03/01/33, (01/01/11)[4]	1,140,995	1,190,118
FNMA, 2.524%, 04/01/35, (03/01/11)[4]	852,718	889,124
FNMA, 2.559%, 06/01/33, (05/01/11)[4]	1,087,601	1,136,458
FNMA, 2.561%, 01/01/26, (06/01/11)[4]	787,034	825,264
FNMA, 2.576%, 09/01/33, (09/01/11)[4,9]	1,053,977	1,090,621
FNMA, 2.586%, 01/01/25, (07/01/11)[4]	968,791	1,014,729
FNMA, 2.666%, 06/01/34, (06/01/11)[4]	3,102,609	3,245,659
FNMA, 2.700%, 08/01/34, (06/01/11)[4]	950,457	992,397
FNMA, 2.709%, 06/01/35, (06/01/11)[4]	453,207	472,429
FNMA, 2.710%, 11/01/34, (09/01/11)[4]	8,407,315	8,805,877
FNMA, 2.725%, 06/01/35, (06/01/11)[4]	409,315	427,307
FNMA, 2.948%, 01/01/33, (02/01/11)[4]	1,922,283	1,999,048
FNMA, 2.993%, 09/01/35, (08/01/11)[4]	1,693,289	1,773,213
FNMA, 3.024%, 02/01/37, (07/01/11)[4]	636,388	666,264
FNMA, 3.196%, 03/01/36, (06/01/11)[4]	2,270,344	2,394,048
FNMA, 3.236%, 03/01/36, (06/01/11)[4]	2,577,214	2,719,246
FNMA, 3.259%, 01/01/33, (07/01/11)[4]	71,728	74,906
FNMA, 3.500%, TBA	57,000,000	57,391,876
FNMA, 3.533%. 01/01/36, (11/01/11)[4]	273,867	285,908
FNMA, 4.855%, 02/01/36, (10/01/11)[4]	5,144,895	5,390,123
FNMA, 5.000%, 09/01/19[9]	655,844	696,117
FNMA, 5.000%, 03/01/18 to 10/01/24	7,261,486	7,774,352
FNMA, 5.002%, 01/01/36, (09/01/11)[4]	121,886	127,667
FNMA, 5.272%, 08/01/36, (06/01/11)[4]	465,667	489,312
FNMA, 5.307%, 06/01/37, (05/01/11)[4]	870,234	913,684
FNMA, 5.442%, 05/01/36, (05/01/11)[4]	381,926	401,449
FNMA, 5.500%, 10/01/17 to 12/25/26	11,403,545	12,267,208
FNMA, 5.500%, 11/01/18[9]	1,087,618	1,170,038
FNMA, 5.795%, 09/01/37, (09/01/12)[4]	703,924	746,986

The accompanying notes are an integral part of these financial statements. 50

Managers Short Duration Government Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Federal National Mortgage Association - 52.1% (continued)
FNMA, 6.000%, 03/01/17 to 10/01/23	$8,192,213	$8,925,147
FNMA, 6.000%, 09/01/22[9]	2,628,778	2,881,388
FNMA, 6.500%, 04/01/17[9]	484,103	529,714
FNMA, 6.500%, 05/01/17 to 08/01/32	2,722,279	3,001,727
FNMA, 7.000%, 09/01/14	564,528	610,953
FNMA, 7.500%, 12/01/33 to 01/01/34	191,912	216,863
FNMA Grantor Trust, Series 2003-T4, Class A1, 0.481%, 09/26/33, (01/26/11)[4]	17,032	15,863
FNMA Grantor Trust, Series 2002-T5, Class A1, 0.501%, 05/25/32, (01/25/11)[4]	448,694	429,454
FNMA Grantor Trust, Series 2003-T2, Class A1, 0.541%, 03/25/33, (01/25/11)[4]	307,889	254,293
FNMA Grantor Trust Pass Through, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	723,778	801,326
FNMA Pass Through Securities, Series 2002-33, Class A2, 7.500%, 06/25/32	112,727	131,846
FNMA Whole Loan, Series 2005-W2, Class A1, 0.461%, 05/25/35, (01/25/11)[4,9]	3,918,224	3,890,494
FNMA Whole Loan, Series 2003-W13, Class AV2, 0.541%, 10/25/33, (01/25/11)[4,6]	86,831	79,561
FNMA Whole Loan, Series 2004-W14, Class 1AF, 0.661%, 07/25/44, (01/25/11)[4,9]	3,628,339	3,626,542
FNMA Whole Loan, Series 2004-W5, Class F1, 0.711%, 02/25/47, (01/25/11)[4]	877,799	880,010
FNMA Whole Loan, Series 2002-W6, Class 2A, 7.324%, 06/25/42[5]	1,702,824	1,968,984
FNMA Whole Loan, Series 2003-W1, Class 2A, 7.349%, 12/25/42[5]	30,371	34,733
FNMA Whole Loan, Series 2002-W1, Class 2A, 7.365%, 02/25/42[5,9]	525,526	604,355
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.500%, 10/25/42[9]	904,165	1,033,775
FNMA, Series 2007-25, Class FA, 0.661%, 04/25/37, (01/25/11)[4]	2,665,722	2,675,532
FNMA, Series 2003-15, Class CH, 4.000%, 02/25/17	359,479	363,493
FNMA, Series 2003-23, Class AB, 4.000%, 03/25/17	1,230,240	1,251,427
FNMA, Series 2003-23, Class AD, 4.500%, 03/25/17	642,155	654,942
FNMA, Series 2002-94, Class CA, 5.000%, 05/25/17	3,192,371	3,242,025
FNMA, Series 2003-5, Class EL, 5.000%, 08/25/22	1,810,229	1,895,427
FNMA, Series 1994-76, Class J, 5.000%, 04/25/24	766,525	817,268
FNMA, Series 2006-75, Class YA, 5.000%, 12/25/25	311,661	314,445
FNMA, Series 2004-90, Class PC, 5.000%, 03/25/27	2,103,413	2,117,145
FNMA, Series 2006-107, Class QA, 5.000%, 04/25/27	927,459	937,041
FNMA, Series 2882, Class YB, 5.000%, 10/15/27	984,298	998,441
FNMA, Series 2005-15, Class EA, 5.000%, 10/25/28	919,708	939,745
FNMA, Series 2003-81, Class MB, 5.000%, 05/25/29	2,704,476	2,746,239
FNMA, Series 2006-44, Class OA, 5.500%, 12/25/26	1,625,368	1,636,526
FNMA, Series 2006-57, Class PA, 5.500%, 08/25/27	937,579	944,860
FNMA, Series 2005-99, Class KC, 5.500%, 02/25/28	3,993,774	4,003,449
FNMA, Series 2006-48, Class TA, 5.500%, 04/25/28	952,416	966,018
FNMA, Series 2006-129, Class PA, 5.500%, 07/25/28	1,069,004	1,084,152
FNMA, Series 2005-118, Class MC, 6.000%, 01/25/32	1,310,406	1,313,621
FNMA, Series 1993-139, Class GA, 7.000%, 08/25/23[6,9]	698,266	702,733
Total Federal National Mortgage Association		198,518,248

The accompanying notes are an integral part of these financial statements. 51

Managers Short Duration Government Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Government National Mortgage Association - 3.2%
GNMA, 1.875%, 03/20/37, (04/01/11)[4]	$495,701	$502,648
GNMA, 2.500%, 07/20/35, (10/01/11)[4,9]	1,594,885	1,632,122
GNMA, 2.500%, 09/20/35, (10/01/11)[4]	1,280,689	1,310,590
GNMA, 2.625%, 07/20/18 to 09/20/35, (10/01/11)[4]	3,706,890	3,802,111
GNMA, 2.750%, 01/20/32, (04/01/11)[4]	140,756	144,547
GNMA, 2.750%, 10/20/34, (01/01/12)[4]	347,251	356,487
GNMA, 3.000%, 03/20/35, (04/01/11)[4]	89,670	92,197
GNMA, 3.000%, 06/20/35, (07/01/11)[4]	105,393	108,205
GNMA, 3.125%, 10/20/17, (01/01/12)[4,9]	53,917	55,493
GNMA, 3.125%, 11/20/17 to 11/20/27, (01/01/12)[4]	1,552,001	1,597,357
GNMA, 3.250%, 01/20/28, (04/01/11)[4]	69,633	71,763
GNMA, 3.375%, 03/20/21, (04/01/11)[4]	51,315	52,909
GNMA, 3.375%, 06/20/22, (07/01/11)[4]	97,393	100,450
GNMA, 3.375%, 04/20/24, (07/01/11)[4,9]	552,795	570,148
GNMA, 3.375%, 04/20/26 to 05/20/33, (07/01/11)[4]	217,671	224,503
GNMA, 3.375%, 05/20/27, (07/01/11)[4,9]	490,064	505,447
GNMA, 3.500%, 07/20/18, (10/01/11)[4]	64,215	66,142
GNMA, 3.500%, 02/20/34	226,067	229,629
GNMA, Series 2005-58, Class NJ, 4.500%, 08/20/35	575,422	590,046
GNMA, 9.500%, 12/15/17	9,490	10,640
Total Government National Mortgage Association		12,023,434
Interest Only Strips - 2.5%
FHLMC, Series 2010-121, Class SB, 4.189%, 10/25/40, (01/25/11)[4]	1,685,315	161,158
FHLMC, Series 3721, Class SA, 4.240%, 09/15/40, (01/15/11)[4]	4,332,667	411,934
FHLMC, Series 3449, Class AI, 4.500%, 10/15/20	1,379,223	45,932
FHLMC, 4.500%, 09/15/35	261,559	45,081
FHLMC, Series 3685, Class EI, 5.000%, 03/15/19	5,237,610	535,830
FHLMC, Series 3659, Class IE, 5.000%, 03/15/19	2,193,777	255,503
FHLMC, Series 3731, Class IO, 5.000%, 07/15/19	2,413,919	242,208
FHLMC, 5.000%, 02/15/20 to 04/15/20	900,525	121,316
FHLMC, Series 2637, Class SI, 5.740%, 06/15/18, (01/15/11)[4]	573,455	54,322
FHLMC, Series 3560, Class KS, 6.140%, 11/15/36, (01/15/11)[4]	3,884,253	683,356
FHLMC, Series 3424, Class XI, 6.310%, 05/15/36, (01/15/11)[4]	1,252,964	200,895
FHLMC, Series 3153, Class JI, 6.360%, 05/15/36, (01/15/11)[4]	6,138,214	985,943
FHLMC, 6.440%, 11/15/18, (01/15/11)[4]	890,590	77,872
FHLMC, Series 2882, Class SJ, 6.440%, 10/15/34, (01/15/11)[4]	796,788	97,543
FHLMC, Series 2980, Class SL, 6.440%, 11/15/34, (01/15/11)[4]	1,070,749	159,216
FHLMC, Series 2922, Class SE, 6.490%, 02/15/35, (01/15/11)[4]	749,599	128,252
FHLMC, Series 2929, Class CS, 6.540%, 12/15/22, (01/15/11)[4]	342,593	15,116
FHLMC, Series 2530, Class QI, 6.740%, 01/15/32, (01/15/11)[4]	519,894	86,086
FHLMC, Series 2608, Class SJ, 6.840%, 03/15/17, (01/15/11)[4]	394,905	12,050

The accompanying notes are an integral part of these financial statements. 52

Managers Short Duration Government Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Interest Only Strips - 2.5% (continued)
FHLMC, 6.840%, 11/15/30, (01/15/11)[4]	$289,363	$19,202
FHLMC, Series 2644, Class ES, 6.890%, 02/15/18, (01/15/11)[4]	1,451,601	129,863
FHLMC, Series 2772, Class KS, 6.920%, 06/15/22, (01/15/11)[4]	361,849	22,825
FHLMC, Series 3489, Class SD, 7.540%, 06/15/32, (01/15/11)[4]	1,077,700	193,560
FHLMC, 8.000%, 06/01/31[6]	262,149	65,292
FNMA, Series 2008-22, Class AI, 1.097%, 09/25/12[5]	22,883,354	297,275
FNMA, Series 2010-95, Class DI, 4.500%, 11/25/20	3,119,568	275,871
FNMA, Series 2008 86, Class IO, 4.500%, 03/25/23	4,592,598	477,781
FNMA, Series 2010-105, Class IO, 5.000%, 08/25/20	2,211,360	267,440
FNMA, Series 2010-65, Class IO, 5.000%, 09/25/20	5,403,101	687,083
FNMA, 5.000%, 12/01/35	393,199	70,229
FNMA, Series 2003-48, Class SJ, 5.739%, 06/25/18, (01/25/11)[4]	730,968	68,161
FNMA, Series 2005-67, Class SM, 5.889%, 08/25/35, (01/25/11)[4]	538,332	69,403
FNMA, Series 2006-3, Class SA, 5.889%, 03/25/36, (01/25/11)[4]	1,225,815	177,169
FNMA, Series 2009-87, Class SX, 5.989%, 11/25/39, (01/25/11)[4]	2,670,544	335,640
FNMA, Series 2003-73, Class SM, 6.339%, 04/25/18, (01/25/11)[4]	772,482	81,506
FNMA, Series 2005-45, Class SR, 6.459%, 06/25/35, (01/25/11)[4]	1,139,966	151,936
FNMA, Series 2005-12, Class SC, 6.489%, 03/25/35, (01/25/11)[4]	845,049	118,451
FNMA, Series 2005-29, Class SC, 6.489%, 04/25/35, (01/25/11)[4]	1,508,009	182,302
FNMA, Series 2008-34, Class SM, 6.489%, 05/25/38, (01/25/11)[4]	2,340,745	339,414
FNMA, Series 2005-66, Class GS, 6.589%, 07/25/20, (01/25/11)[4]	540,514	71,414
FNMA, Series 2004-49, Class SQ, 6.789%, 07/25/34, (01/25/11)[4]	615,894	96,643
FNMA, Series 2004-64, Class SW, 6.789%, 08/25/34, (01/25/11)[4]	1,958,476	299,447
FNMA, Series 2003-67, Class TS, 6.839%, 08/25/17, (01/25/11)[4]	974,074	52,354
FNMA, Series 2004-51, Class SX, 6.859%, 07/25/34, (01/25/11)[4]	1,001,426	175,551
FNMA, Series 2006-101, Class SE, 6.989%, 10/25/36, (01/25/11)[4]	3,291,202	560,710
FNMA, 7.500%, 11/18/14[6]	10,826	307
FNMA, 8.000%, 05/01/30[6]	202,026	50,981
FNMA, 9.000%, 12/15/16[6]	30,644	5,148
Total Interest Only Strips		9,662,571
U.S. Treasury Notes - 2.0%
U.S. Treasury Inflation Linked Notes, 2.375%, 04/15/11	808,809	816,013
U.S. Treasury Inflation Linked Notes, 2.375%, 01/15/25	6,149,696	6,843,455
Total U.S. Treasury Notes		7,659,468
Total U.S. Government and Agency Obligations (cost $336,974,796)		339,114,130
Mortgage-Backed Securities - 8.9%
Bank of America Commercial Mortgage, Inc., Series 2005-2, Class A4, 4.783%, 07/10/43[5]	1,774,185	1,840,808
Bank of America Commercial Mortgage, Inc., Series 2002-2, Class A3, 5.118%, 07/11/43	877,000	903,498
Bank of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4, 6.186%, 06/11/35	570,976	591,183
Countrywide Home Loans, Inc., 0.761%, 02/25/35, (01/25/11)[4,6,9]	1,339,306	329,738
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A3, 4.500%, 11/15/37	1,000,000	1,014,813
Freddie Mac Multiclass Certificates, Series 3113, Class QA, 5.000%, 11/15/25	186,029	186,540

The accompanying notes are an integral part of these financial statements. 53

Managers Short Duration Government Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Mortgage-Backed Securities - 8.9% (continued)
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3, 5.349%, 08/11/36	$1,650,000	$1,726,297
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A2, 6.070%, 06/10/38	765,000	785,525
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3, 6.269%, 12/10/35	1,532,085	1,596,085
GMAC Commercial Mortgage Securities, Inc., Series 2003 C3, Class A3, 4.646%, 04/10/40	755,063	784,026
Greenwich Capital Commercial Funding Corp., Class A2, Series 2005-GG3, 4.305%, 08/10/42	992,243	1,001,965
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A4, 4.529%, 01/12/37	1,310,000	1,331,714
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005 CB12, Class A3A1, 4.824%, 09/12/37	725,000	733,578
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A3A1, 4.871%, 10/15/42	3,078,802	3,115,280
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A3B, 5.559%, 04/15/43[5]	2,892,000	2,946,569
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1, Class B, 6.446%, 03/15/33	1,464,249	1,462,913
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A3, 6.465%, 11/15/35	1,196,729	1,228,717
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A3, 4.435%, 12/15/29	2,145,000	2,169,803
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A4, 4.510%, 12/15/29	1,037,500	1,056,846
LB-UBS Commercial Mortgage Trust, Series 2008-C8, Class A3, 4.830%, 11/15/27	801,750	820,259
LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.365%, 12/15/28	4,680,146	4,737,805
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.462%, 03/15/31	979,633	1,022,544
Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class A3, 4.892%, 02/12/42	2,000,000	2,040,303
Washington Mutual, Class 2A3, Series 2005-AR2, 0.611%, 01/25/45, (01/25/11)[4]	729,572	506,516
Total Mortgage-Backed Securities (cost $35,364,389)		33,933,325
Asset-Backed Securities - 0.3%
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 0.581%, 11/25/35, (01/25/11)[4]	1,057,510	908,025
Structured Asset Investment Loan Trust, 0.801%, 12/25/34, (01/25/11)[4,9]	235,318	222,006
Total Asset-Backed Securities (cost $1,293,327)		1,130,031
Short-Term Investments - 16.4%
U.S. Government and Agency Discount Notes - 5.6%
FHLMC Discount Notes, 0.033%, 01/11/11[3]	1,125,000	1,124,988
FHLMC Discount Notes, 0.077%, 02/07/11[3,8]	18,200,000	18,198,580
FHLMC Discount Notes, 0.099%, 03/15/11[3,8]	400,000	399,921
FNMA Discount Notes, 0.030%, 01/12/11[3]	1,475,000	1,474,981
FNMA Discount Notes, 0.221%, 09/12/11[3,8]	100,000	99,846
Total U.S. Government and Agency Discount Notes		21,298,316

Other Investment Companies - 10.8%[1]	Shares
BNY Institutional Cash Reserves Fund, Series B*[2,7]	15,506	12,359
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	34,164,185	34,164,185
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.14%	7,030,328	7,030,328
Total Other Investment Companies		41,206,872
Total Short-Term Investments (cost $62,506,721)		62,505,188
Total Investments- 114.6% (cost $436,139,233)		436,682,674
Other Assets, less Liabilities - (14.6)%		(55,756,416)
Net Assets - 100.0%		$380,926,258

The accompanying notes are an integral part of these financial statements. 54

Managers Short Duration Government Fund
Notes to Schedule of Portfolio Investments

Note: Based on the approximate cost of investments of $436,144,559 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were $4,444,040 and $3,905,925, respectively, resulting in net unrealized appreciation of investments of $538,115.

[1]

Yield shown for each investment company represents its December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Collateral received from brokers for securities lending was invested in this short-term investment.
[3]	Percentage rate listed represents yield to maturity at December 31, 2010.
[4]	Floating Rate Security. The rate listed is as of December 31, 2010. Date in parentheses represents the securities next coupon rate reset.
[5]	Variable Rate Security. The rate listed is as of December 31, 2010, and is periodically reset subject to terms and conditions set forth in the debenture.
[6]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All securities are valued on the basis of valuations provided by dealers or independent pricing services. At December 31, 2010, the market value of these securities amounted to $1,952,481, or 0.5% of net assets.

[7]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 7 in the Notes to Financial Statements.)

[8]	Security pledged to cover margin requirements for open futures positions at December 31, 2010.
[9]	All or part of the security has been segregated for delayed delivery transactions.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2010: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
U.S. Government and Agency Obligations†	—	$339,114,130	—	$339,114,130
Mortgage-Backed Securities	—	33,933,325	—	33,933,325
Asset-Backed Securities	—	1,130,031	—	1,130,031
Short-Term Investments:
U.S. Government and Agency Discount Notes	—	21,298,316	—	21,298,316
Other Investment Companies	$41,194,513	12,359	—	41,206,872

Total Investments in Securities	$41,194,513	$395,488,161	—	$436,682,674

Derivatives‡
Interest Rate Futures Contracts	$135,027	—	—	$135,027

Total Derivatives	$135,027	—	—	$135,027

†	All U.S. Government and Agency Obligations held in the Fund are Level 2 securities.
‡	Derivative instruments, such as futures, forwards, options and swap contracts, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The following schedule shows the fair value of derivative instruments as of December 31, 2010:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Short Duration	Interest rate futures contracts	Receivable for variation margin on futures	$20,300	Payable for variation margin on futures	$231,522

The accompanying notes are an integral part of these financial statements. 55

Managers Short Duration Government Fund
Notes to Schedule of Portfolio Investments (continued)

For the year ended December 31, 2010, the effect of derivative instruments on the Statement of Operations and the amount of realized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount
Short Duration	Interest rate futures contracts	($1,143,175)

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount
Short Duration	Interest rate futures contracts	$1,010,057

At December 31, 2010, the Fund had the following open futures contracts: (See Note 2 (a) in the Notes to Financial Statements.)

Type	Number of Contracts	Position	Expiration	Unrealized Gain/ (Loss)
2-Year U.S. Treasury Note	76	Long	March 2011	($10,878)
5-Year U.S. Treasury Note	1	Short	March 2011	2,271
10-Year U.S. Treasury Note	79	Short	March 2011	316,419
U.S. Treasury Long Bond	24	Short	March 2011	119,190
5-Year Interest Rate Swap	207	Short	March 2011	127,170
10-Year Interest Rate Swap	136	Short	March 2011	304,199
3-Month Eurodollar	43	Short	March 2011 - March 2014	(212,145)
3-Month Eurodollar	39	Short	June 2011 - June 2013	(218,335)
3-Month Eurodollar	1	Long	September 2011	10,785
3-Month Eurodollar	19	Short	September 2012 - September 2013	(81,322)
3-Month Eurodollar	38	Short	December 2011 - December 2013	(222,327)

			Total	$135,027

Investments Definitions and Abbreviations:

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association
TBA:	To Be Announced

The accompanying notes are an integral part of these financial statements. 56

Managers Intermediate Duration Government Fund
Investment Manager’s Comments

The Managers Intermediate Duration Government Fund’s objective is to achieve total return in excess of the total return of the major market indices for mortgage-backed securities.

The Managers Intermediate Duration Government Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Citigroup Mortgage Index and the Barclays Capital Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury notes, and typically will range between three and five years.

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. Government, its agencies and instrumentalities, and synthetic instruments or derivatives, or securities having economic characteristics similar to such debt securities. The Fund’s benchmark is the Citigroup Mortgage Index.

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 280 South Mangum Street, Suite 301, Durham, NC, was founded in 1982. Smith Breeden is an investment management firm for a client base including corporate and public pension plans, central and supranational banks, endowments and foundations, private banks and financial institutions, insurance companies, and other institutional investors. Specializing in fixed income portfolios, the firm offers separate accounts, commingled funds, and serves as a subadvisor to ‘40 Act funds. As of December 31, 2010, Smith Breeden managed assets of approximately $6.4 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed-income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.
•

The incremental return available from security selection and sector allocation, based on careful relative value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates or other macro-factor trading strategies.

•

Within the investment-grade fixed-income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS), will tend to outperform Treasury securities over a market cycle. The corporate, mortgage, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, the team seeks to structure a portfolio that will outperform the Citigroup Mortgage Index. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest-rate sensitivity of the portfolio. Instead, they typically manage the weighted average duration of the portfolio so that it is similar to that of the duration of the Citigroup Mortgage Index.

The ideal investment exhibits the following traits:

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio managers limit purchases to securities from the following asset classes:

•	Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Mortgage-backed securities rated AAA by Standard & Poor’s Corporation (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”)

•	Securities fully collateralized by assets in either of the above classes

•	Assets that would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and hedge instruments

•	Stripped mortgage-backed securities, which may only be used for risk management purposes

57

Managers Intermediate Duration Government Fund
Investment Manager’s Comments (continued)

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They need to maintain the portfolio’s target duration

•	They deem it necessary for portfolio allocation purposes

The Year in Review

During the year ended December 31, 2010, the Fund returned 7.30%, compared to 5.50% for its benchmark, the Citigroup Mortgage Index (“Citi Mortgage”).

Economic conditions and the recovery in 2010 were largely shaped by the prior few years of historic market moves, a credit and liquidity crisis, and unprecedented government intervention. The prior year included high economic uncertainty, uncertain inflation expectations, constrained capital given restrictive risk-management limits, and somewhat impaired liquidity. 2010 saw tightening across spread sectors, lower risk premia, improved liquidity, and lower market volatility as the markets continued healing.

By the end of the first quarter of 2010, the Federal Reserve buying program of MBS was completed, culminating in purchases of $1.25 trillion. This program kept demand for MBS strong through most of 2009 and the early part of 2010 and mortgage rates lower than they otherwise would have been through a volatile period for the U.S. housing market and the overall economy. With the end to quantitative easing, the market had lost the volatility buffer provided not only by Federal Reserve buying, but also by the Fed’s assumption of massive amounts of prepayment risk via their MBS holdings.

Despite this, mortgage rates moved significantly lower during the second quarter. Demand remained strong as mortgages represented a high credit-quality security that offered a better yield than Treasury securities. With prepayments generally remaining mild and supply being light despite historically low rates, agency mortgages kept pace with a rally in Treasuries. It should be noted that one of the great technical supports for the agency MBS market in 2010 was the net negative supply primarily due to Government Sponsored Enterprise (GSE) buyouts of delinquent loans.

As fears of a double dip in the economy emerged during the third quarter, both Treasury yields and mortgage rates again moved lower. Talk of a second round of quantitative easing surfaced toward the end of the quarter, which helped spur the bond market rally. Mortgage spreads widened in this rally as concerns emerged over increasing levels of prepayments and origination. Apart from agency MBS, spread sectors performed well during the quarter.

In the fourth quarter, interest rates backed up significantly as the market’s fear of a double dip in the economy gave way, and the mar-

ket, buoyed by further quantitative easing (QE2) from the Federal Reserve, began to price in stronger growth expectations. The result was a very steep yield curve and a forward curve, which anticipates a less accommodative Federal Reserve in the coming quarters. This more optimistic outlook also spilled into fixed income spreads, where we now see tighter spread levels in virtually every market.

Most of the portfolio outperformance for 2010 was attributed to agency, non-agency MBS, and CMBS exposure. Agency adjustable-rate (ARMs), fixed-rate mortgages (FRMs), and Collateralized Mortgage Obligations (CMOs (considered by some to be mortgage derivatives)) were beneficiaries of lower realized volatility, hedging costs, and mortgage rates. A benign prepayment environment also helped the Fund’s very small exposure (2.8%) to mortgage derivatives. CMBS outperformed as risk appetite continues to be strong for the asset class, especially as the commercial real estate market firms up. Supply in CMBS is almost non-existent and market technicals continue to be supportive of tighter spreads.

Derivatives such as financial futures, options, and mortgage derivatives are used for portfolio duration and convexity risk management. Although we prefer to have the flexibility to use the largest array of instruments possible, derivatives are not crucial to our ability to add value.

Looking Forward

On December 31, 2010, the Fund held the bulk of its exposure in 15- and 30-year agency FRMs. In addition, 10% of capital was allocated to CMBS, which are not included in the Citigroup Mortgage Index. The total allocation to CMBS increased by 3% of capital during the year. We decreased the allocation to 15- and

30-year agency FRMs by approximately 8% during the year. The Fund also maintains a small allocation to ARMs, Interest-Only (IO) strips, CMOs, and Treasury Inflation Protected Securities (TIPS). We believe that high-quality spread assets that are held in the portfolio are likely to continue experiencing positive performance. Although spreads may tighten more slowly in 2011 as government intervention and stimulus efforts begin slowing or coming to an end, continued market demand for risk assets will keep a floor on prices across sectors.

This commentary reflects the viewpoints of Smith Breeden Associates, Inc., as of January 21, 2011.

Cumulative Total Return Performance

Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates

58

Managers Intermediate Duration Government Fund
Investment Manager’s Comments (continued)
Cumulative Total Return Performance (continued)

the performance of a hypothetical $10,000 investment made in the Fund on December 31, 2000 to a $10,000 investment made in the Citigroup Mortgage Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Intermediate Duration Government Fund and the Citigroup Mortgage Index from December 31, 2000 through December 31, 2010.

Average Annual Total Returns[1]	1 Year	5 Years	10 Years
Managers Intermediate Duration Government Fund[2,3,4,5]	7.30%	6.24%	5.69%
Citigroup Mortgage Index[6]	5.50%	6.37%	5.94%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2010. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.
[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[6]

The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

59

Managers Intermediate Duration Government Fund
Fund Snapshots
December 31, 2010

Portfolio Breakdown

Portfolio Breakdown	Managers Intermediate Duration Government Fund**
U.S. Government and Agency Obligations	108.7%
Mortgage-Backed Securities	15.7%
Other Assets and Liabilities	(24.4%)

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FNMA, 4.500%, TBA	14.7%
FNMA, 5.000%, TBA*	9.6
FNMA, 3.500%, TBA	6.6
FHLMC, 5.000%, TBA*	4.8
FNMA, 6.000%, TBA*	4.2
FHLMC, 5.500%, 01/13/35	4.2
FHLMC Gold Pool, 5.500%, 06/01/35*	3.4
FHLMC, 5.624%, 01/01/36*	3.3
GNMA, 5.500%, 10/15/39*	2.5
FNMA, 4.500%, 10/01/40	2.5

Top Ten as a Group	55.8%

*	Top Ten Holding at June 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

60

Managers Intermediate Duration Government Fund
Schedule of Portfolio Investments
December 31, 2010

Security Description	Principal Amount	Value
U.S. Government and Agency Obligations - 108.7%
Federal Home Loan Mortgage Corporation - 36.8%
FHLMC, 2.474%, 11/01/33, (12/01/11)[4]	$1,809,353	$1,881,051
FHLMC, 4.500%, 04/01/35	463,439	478,095
FHLMC, 5.000%, 05/01/18	243,999	260,202
FHLMC, 5.000%, 11/01/35[9]	3,215,866	3,394,878
FHLMC, 5.000%, TBA	7,000,000	7,341,250
FHLMC, 5.500%, 09/01/33[9]	986,063	1,059,441
FHLMC, 5.500%, 05/01/34[9]	828,916	894,122
FHLMC, 5.500%, 11/01/17 to 01/13/35	7,055,513	7,530,617
FHLMC, 5.624%, 01/01/36, (01/01/13)[4]	4,805,998	5,115,028
FHLMC, 5.717%, 02/01/37, (02/01/12)[4]	175,770	186,247
FHLMC, 6.000%, 02/01/22 to 03/01/22	845,077	922,282
FHLMC, 7.500%, 07/01/34[9]	2,288,977	2,619,823
FHLMC Gold Pool, 3.750%, 11/15/25[6,9]	94,662	94,647
FHLMC Gold Pool, 4.500%, 10/01/34[9]	1,641,202	1,693,102
FHLMC Gold Pool, 4.500%, 04/01/35[9]	2,516,979	2,595,000
FHLMC Gold Pool, 4.500%, 10/01/35[9]	1,891,725	1,950,364
FHLMC Gold Pool, 4.500%, 11/01/35[9]	1,611,101	1,661,042
FHLMC Gold Pool, 4.500%, 05/01/34 to 05/01/35	717,966	740,356
FHLMC Gold Pool, 5.000%, 10/01/18 to 08/01/19	430,673	459,328
FHLMC Gold Pool, 5.500%, 02/01/35[9]	1,208,775	1,295,704
FHLMC Gold Pool, 5.500%, 06/01/35[9]	4,802,374	5,152,241
FHLMC Gold Pool, 5.500%, 06/01/35[9]	1,540,609	1,652,847
FHLMC Gold Pool, 5.500%, 12/01/38[9]	1,014,629	1,084,426
FHLMC Gold Pool, 5.500%, 10/01/33 to 05/01/38	2,177,279	2,330,238
FHLMC Gold Pool, 6.000%, 09/01/17 to 05/01/22	3,544,377	3,870,511
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42[5]	254,651	295,873
Total Federal Home Loan Mortgage Corporation		56,558,715
Federal National Mortgage Association - 57.8%
FNMA, 0.581%, 11/25/30, (01/25/11)[4,9]	2,017,366	2,019,443
FNMA, 0.661%, 03/25/35, (01/25/11)[4,9]	1,214,644	1,210,224
FNMA, 2.062%, 07/01/33, (06/01/11)[4]	543,425	561,322
FNMA, 2.145%, 06/01/34, (05/01/11)[4,9]	1,617,909	1,688,420
FNMA, 2.666%, 06/01/34, (06/01/11)[4,9]	1,864,668	1,950,642
FNMA, 2.700%, 08/01/34, (06/01/11)[4]	760,366	793,917
FNMA, 3.322%, 06/01/37, (05/01/11)[4]	691,627	726,159
FNMA, 3.500%, TBA	10,000,000	10,068,750
FNMA, 4.500%, 10/01/40 to 11/01/40	6,183,887	6,353,351
FNMA, 4.500%, TBA	22,000,000	22,580,932
FNMA, 5.000%, 01/01/20[9]	1,845,364	1,984,055
FNMA, 5.000%, 06/01/18 to 03/01/36	4,065,672	4,295,514

The accompanying notes are an integral part of these financial statements. 61

Managers Intermediate Duration Government Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Federal National Mortgage Association - 57.8% (continued)
FNMA, 5.000%, TBA	$14,000,000	$14,717,500
FNMA, 5.457%, 02/01/36, (02/01/11)[4]	177,876	185,480
FNMA, 5.500%, 01/01/19[9]	452,713	487,021
FNMA, 5.500%, 11/01/34[9]	1,453,029	1,563,947
FNMA, 5.500%, 03/01/17 to 07/01/38	5,350,919	5,772,313
FNMA, 5.500%, TBA	2,100,000	2,246,671
FNMA, 6.000%, 08/01/17	221,510	241,619
FNMA, 6.000%, TBA	6,000,000	6,521,250
FNMA, 6.500%, 11/01/28 to 07/01/32	433,324	482,975
FNMA, Series 1994-55, Class H, 7.000%, 03/25/24[9]	2,021,246	2,255,339
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.500%, 10/25/42	150,694	172,296
Total Federal National Mortgage Association		88,879,140
Government National Mortgage Association - 10.9%
GNMA, 3.000%, 08/20/17, (10/01/11)[4]	31,844	32,667
GNMA, 3.000%, 08/20/18, (10/01/11)[4]	70,891	72,723
GNMA, 3.125%, 11/20/17, (01/01/12)[4]	203,609	209,559
GNMA, 3.125%, 12/20/17, (01/01/12)[4]	15,184	15,628
GNMA, 3.375%, 03/20/16, (04/01/11)[4]	18,609	19,187
GNMA, 3.375%, 06/20/16, (07/01/11)[4]	23,311	24,043
GNMA, 3.375%, 05/20/21, (07/01/11)[4]	35,659	36,778
GNMA, 4.500%, 09/15/40	995,666	1,035,071
GNMA, 4.500%, TBA	2,300,000	2,387,687
GNMA, 5.000%, 09/15/39 to 12/15/39	7,540,680	8,056,195
GNMA, 5.500%, 10/15/39 to 11/15/39	4,422,461	4,828,062
GNMA, 7.500%, 09/15/28 to 11/15/31	25,529	29,512
Total Government National Mortgage Association		16,747,112
Interest Only Strips - 2.7%
FHLMC, Series 2010-121, Class SB, 4.189%, 10/25/40, (01/25/11)[4]	741,320	74,205
FHLMC, Series 3721, Class SA, 4.240%, 09/15/40, (01/15/11)[4]	1,897,357	180,394
FHLMC, 4.500%, 09/15/35	512,655	88,359
FHLMC, 5.000%, 05/15/17 to 04/15/20	935,433	114,244
FHLMC, Series 3685, Class EI, 5.000%, 03/15/19	2,345,561	275,512
FHLMC, Series 3659, Class IE, 5.000%, 03/15/19	982,440	93,807
FHLMC, Series 3731, Class IO, 5.000%, 07/15/19	1,064,163	106,776
FHLMC, Series 2637, Class SI, 5.740%, 06/15/18, (01/15/11)[4]	439,004	41,586
FHLMC, 6.000%, 05/01/31	5,863	1,294
FHLMC, Series 3560, Class KS, 6.140%, 11/15/36, (01/15/11)[4]	1,338,566	235,493
FHLMC, Series 3424, Class XI, 6.310%, 05/15/36, (01/15/11)[4]	561,856	90,085
FHLMC, Series 3153, Class JI, 6.360%, 05/15/36, (01/15/11)[4]	1,065,251	145,004
FHLMC, 6.440%, 11/15/18, (01/15/11)[4]	707,904	61,899
FHLMC, Series 2882, Class SJ, 6.440%, 10/15/34, (01/15/11)[4]	1,767,064	216,324
FHLMC, Series 2980, Class SL, 6.440%, 11/15/34, (01/15/11)[4]	485,196	72,146

The accompanying notes are an integral part of these financial statements. 62

Managers Intermediate Duration Government Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Interest Only Strips - 2.7% (continued)
FHLMC, Series 2922, Class SE, 6.490%, 02/15/35, (01/15/11)[4]	$332,557	$47,416
FHLMC, Series 2608, Class SJ, 6.840%, 03/15/17, (01/15/11)[4]	604,633	18,450
FHLMC, 6.840%, 11/15/30, (01/15/11)[4]	117,637	7,806
FHLMC, Series 2644, Class ES, 6.890%, 02/15/18, (01/15/11)[4]	769,270	68,820
FHLMC, Series 2772, Class KS, 6.920%, 06/15/22, (01/15/11)[4]	277,011	17,474
FHLMC, 7.390%, 10/15/16, (01/15/11)[4,6]	26,886	216
FHLMC, Series 3489, Class SD, 7.540%, 06/15/32, (01/15/11)[4]	481,539	86,487
FHLMC, 7.640%, 06/15/31, (01/15/11)[4]	50,251	9,043
FNMA, 4.000%, 09/01/33 to 09/01/34	825,505	75,469
FNMA, Series 2010-95, Class DI, 4.500%, 11/25/20	1,394,240	123,296
FNMA, Series 2008-86, Class IO, 4.500%, 03/25/23	2,052,586	213,538
FNMA, 4.500%, 09/01/33	295,692	42,119
FNMA, Series 2010-65, Class IO, 5.000%, 09/25/20	2,334,810	296,905
FNMA, 5.000%, 05/01/34 to 12/01/35	1,305,781	224,820
FNMA, Series 2006-3, Class SA, 5.889%, 03/25/36, (01/25/11)[4]	529,646	76,550
FNMA, Series 2009-87, Class SX, 5.989%, 11/25/39, (01/25/11)[4]	1,193,256	149,972
FNMA, Series 2003-73, Class SM, 6.339%, 04/25/18, (01/25/11)[4]	591,368	62,396
FNMA, Series 2005-45, Class SR, 6.459%, 06/25/35, (01/25/11)[4]	505,743	67,406
FNMA, Series 2005-12, Class SC, 6.489%, 03/25/35, (01/25/11)[4]	375,629	52,652
FNMA, Series 2005-29, Class SC, 6.489%, 04/25/35, (01/25/11)[4]	811,372	98,086
FNMA, Series 2008-34, Class SM, 6.489%, 05/25/38, (01/25/11)[4]	1,040,473	150,872
FNMA, Series 2004-49, Class SQ, 6.789%, 07/25/34, (01/25/11)[4]	276,180	42,667
FNMA, Series 2004-64, Class SW, 6.789%, 08/25/34, (01/25/11)[4]	851,080	130,129
FNMA, Series 2003-67, Class TS, 6.839%, 08/25/17, (01/25/11)[4]	745,694	40,079
FNMA, Series 2004-51, Class SX, 6.859%, 07/25/34, (01/25/11)[4]	563,757	98,827
FNMA, Series 2006-101, Class SE, 6.989%, 10/25/36, (01/25/11)[4]	671,765	114,446
FNMA, 7.000%, 04/01/23[6]	227,104	55,782
FNMA, 7.000%, 06/01/23[6]	24,045	4,460
Total Interest Only Strips		4,173,311
U.S. Treasury Notes - 0.5%
U.S. Treasury Inflation Linked Notes, 2.375%, 04/15/11	723,915	730,363
Total U.S. Government and Agency Obligations (cost $162,930,549)		167,088,641
Mortgage-Backed Securities - 15.7%
American Home Mortgage Assets, Series 2005-1, Class 1A1, 3.073%, 11/25/35, (01/25/11)[4]	108,297	66,503
American Home Mortgage Investment Trust, 2.261%, 02/25/45, (02/01/11)[4]	744,586	662,548
American Home Mortgage Investment Trust, 2.457%, 04/25/44, (02/01/11)[4]	180,070	138,382
American Home Mortgage Investment Trust, 2.457%, 06/25/45, (02/01/11)[4]	96,577	88,084
American Home Loan Investment Trust, 2.457%, 06/25/45, (02/01/11)[4]	1,615,703	1,409,796
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2, 5.309%, 10/10/45	1,592,772	1,622,129
Bank of America Funding Corp., Series 2004-B, Class 1A2, 2.997%, 12/20/34[5]	206,417	139,677
Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2005-3, 2.901%, 04/25/35[5]	189,753	130,567

The accompanying notes are an integral part of these financial statements. 63

Managers Intermediate Duration Government Fund
Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Mortgage-Backed Securities - 15.7% (continued)
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A3, 4.868%, 09/11/42	$1,000,000	$1,012,954
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A3, 6.179%, 12/10/49[5]	1,148,000	1,221,066
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A4, 5.658%, 10/15/48	2,000,000	2,078,021
Countrywide Alternative Loan Trust, 0.561%, 05/25/35, (01/25/11)[4]	719,382	644,240
Countrywide Home Loans, Inc., Series 2004-R2, Class 1AF1, 0.681%, 11/25/34, (01/25/11) (a)[4,6]	308,304	269,542
Countrywide Home Loans, Inc., Series 2005-HYB8, Class 1A1, 2.773%, 12/20/35[5]	144,503	109,586
Countrywide Home Loans, Inc., Series 2005-HYB2, Class 1A4, 3.342%, 05/20/35[5]	146,132	99,113
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A3, 4.645%, 07/15/37	2,000,000	2,062,314
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.940%, 12/15/35	1,000,000	1,049,598
GMAC Commercial Mortgage Securities, Inc., Series 2005 C1, Class A3, 4.538%, 05/10/43	850,263	849,759
Goldman Sachs Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.611%, 03/25/35, (01/25/11) (a)[4,6]	304,395	255,779
GSR Mortgage Loan Trust, Series 2004-5, Class 1A3, 2.000%, 05/25/34, (02/01/11)[4]	77,466	62,004
Harborview Mortgage Loan Trust, 2.636%, 11/19/34[5]	119,869	78,997
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004 CBX, Class A4, 4.529%, 01/12/37	350,000	355,801
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A3B, 5.559%, 04/15/43[5]	1,900,000	1,935,851
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A3, 4.435%, 12/15/29	1,000,000	1,011,563
Master Alternative Loans Trust, 6.000%, 01/25/35[9]	998,948	944,805
Morgan Stanley Mortgage Loan Trust, 6.031%, 08/25/35[5]	1,463,055	1,282,511
Structured Asset Securities Corp., Series 2005-RF1, Class A, 0.611%, 03/25/35, (01/25/11) (a)[4,6]	362,627	299,539
Wachovia Bank Commercial Mortgage Trust, Series 2005 C19, Class A3, 4.566%, 05/15/44	309,028	312,854
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3, 5.679%, 10/15/48	2,206,000	2,293,192
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	1,531,915	1,585,291
Total Mortgage-Backed Securities (cost $22,874,038)		24,072,066
Short-Term Investments - 22.7%
U.S. Government and Agency Discount Notes - 0.1%
FHLMC, Discount Notes, 0.038%, 01/19/11[3,8]	150,000	149,997

Other Investment Companies - 22.6%[1]	Shares
BNY Institutional Cash Reserves Fund, Series B*[2,7]	13,850	11,039
Dreyfus Cash Management Fund, Institutional Class Shares, 0.14%	5,723,243	5,723,243
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.14%	29,040,181	29,040,181
Total Other Investment Companies		34,774,463
Total Short-Term Investments (cost $34,927,254)		34,924,460
Total Investments - 147.1% (cost $220,731,841)		226,085,167
Other Assets, less Liabilities - (47.1)%		(72,440,871)
Net Assets -100.0%		$153,644,296

The accompanying notes are an integral part of these financial statements. 64

Managers Intermediate Duration Government Fund
Notes to Schedule of Portfolio Investments

Note: Based on the approximate cost of investments of $220,731,841 for Federal income tax purposes at December 31, 2010, the aggregate gross unrealized appreciation and depreciation were $7,156,150 and $1,802,824, respectively, resulting in net unrealized appreciation of investments of $5,353,326.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2010, the value of these securities amounted to $824,860, or 0.5% of net assets.
[1]

Yield shown for each investment company represents its December 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Collateral received from brokers for securities lending was invested in this short-term investment.
[3]	Percentage rate listed represents yield to maturity at December 31, 2010.
[4]	Floating Rate Security. The rate listed is as of December 31, 2010. Date in parentheses represents the securities next coupon rate reset.
[5]	Variable Rate Security. The rate listed is as of December 31, 2010, and is periodically reset subject to terms and conditions set forth in the debenture.
[6]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All securities are valued on the basis of valuations provided by dealers or independent pricing services. At December 31, 2010, the market value of these securities amounted to $979,965, or 0.6% of net assets.

[7]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 7 in the Notes to Financial Statements.)

[8]	Security pledged to cover margin requirements for open futures positions at December 31, 2010.
[9]	All or part of the security has been segregated for delayed delivery transactions.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2010: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
U.S. Government and Agency Obligations†	—	$167,088,641	—	$167,088,641
Mortgage-Backed Securites	—	24,072,066	—	24,072,066
Short-Term Investments:
U.S. Government and Agency Discount Notes	—	149,997	—	149,997
Other Investment Companies	$34,763,424	11,039	—	34,774,463

Total Investments in Securities	$34,763,424	$191,321,743	—	$226,085,167

Derivatives‡
Interest Rate Futures Contracts	($272,109)	—	—	($272,109)

Total Derivatives	($272,109)	—	—	($272,109)

†	All U.S. Government and Agency Obligations held in the Fund are Level 2 securities.
‡	Derivative instruments, such as futures, forwards, options and swap contracts, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2010, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period. The following schedule shows the fair value of derivative instruments as of December 31, 2010:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Intermediate Duration	Interest rate futures contracts	Receivable for variation margin on futures	$7,891	Payable for variation margin on futures	$16,387

The accompanying notes are an integral part of these financial statements. 65

Managers Intermediate Duration Government Fund
Notes to Schedule of Portfolio Investments (continued)

For the year ended December 31, 2010, the effect of derivative instruments on the

Statement of Operations and the amount of realized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount
Intermediate Duration	Interest rate futures contracts	$988,323

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount
Intermediate Duration	Interest rate futures contracts	($347,733)

At December 31, 2010, the Fund had the following TBA forward sale commitments:

(See Note 1(k) in the Notes to Financial Statements.)

Fund	Principal Amount	Security		Current Liability
Intermediate Duration
	$6,200,000	FNMA, 4.500	%, TBA	$6,363,717

At December 31, 2010, the Fund had the following open futures contracts:

(See Note 2 (a) in the Notes to Financial Statements.)

Type	Number of Contracts	Position	Expiration	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	8	Short	March 2011	$1,105
5-Year U.S. Treasury Note	13	Long	March 2011	(29,689)
10-Year U.S. Treasury Note	1	Long	March 2011	(4,018)
U.S. Treasury Long Bond	3	Long	March 2011	(14,914)
5-Year Interest Rate Swap	21	Short	March 2011	36,369
3-Month Eurodollar	12	Short	March 2011 - March 2013	(61,955)
3-Month Eurodollar	12	Short	June 2011 - June 2013	(62,855)
3-Month Eurodollar	12	Short	September 2011 - September 2013	(62,855)
3-Month Eurodollar	14	Short	December 2011 - December 2013	(73,297)

Total				($272,109)

Investments Definitions and Abbreviations:

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association
GSR:	Goldman Sachs REMIC
TBA:	To Be Announced

The accompanying notes are an integral part of these financial statements. 66

Statements of Assets and Liabilities
December 31, 2010

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Assets:
Investments at value* (including securities on loan valued at $745,322, $363,692, $2,754,828, and $1,461,845, respectively)	$41,300,393	$19,405,842	$33,442,139	$149,576,368
Foreign currency**	—	—	—	17,713
Receivable for investments sold	168,036	—	119,212	—
Receivable for Fund shares sold	61,419	24,506	44,164	345,892
Receivable from affiliate	6,529	7,632	14,547	30,235
Dividends, interest and other receivables	45,820	62,949	567,274	1,757,164
Prepaid expenses	27,019	26,131	25,819	28,353
Total assets	41,609,216	19,527,060	34,213,155	151,755,725
Liabilities:
Payable for Fund shares repurchased	21,169	552	40,920	498,527
Payable upon return of securities loaned	766,721	372,392	2,872,750	1,511,573
Payable for investments purchased	—	258,916	—	—
Payable to custodian	—	—	8,029	—
Accrued expenses:
Investment management and advisory fees	24,103	10,907	18,562	56,982
Administrative fees	6,887	3,116	5,303	25,325
Other	46,829	45,583	73,621	124,498
Total liabilities	865,709	691,466	3,019,185	2,216,905
Net Assets	$40,743,507	$18,835,594	$31,193,970	$149,538,820
Net Assets Represent:
Paid-in capital	$44,861,522	$17,931,878	$33,762,389	$141,241,138
Undistributed net investment income	72,740	646	21,178	103,298
Accumulated net realized loss from investments and foreign currency transactions	(11,260,941)	(1,001,060)	(4,408,985)	(1,091,179)
Net unrealized appreciation of investments and foreign currency translations	7,070,186	1,904,130	1,819,388	9,285,563
Net Assets	$40,743,507	$18,835,594	$31,193,970	$149,538,820
Class A Shares - Net Assets	$7,590,093	$7,604,788	$21,729,621	$38,654,802
Shares outstanding	551,014	563,725	2,807,896	3,514,552
Net asset value and redemption price per share	$13.77	$13.49	$7.74	$11.00
Offering price per share based on a maximum sales charge of 5.75% (NAV per share/(100% - 5.75%)	$14.61	$14.31	n/a	n/a
Offering price per share based on a maximum sales charge of 4.25% (NAV per share/(100% - 4.25%)	n/a	n/a	$8.08	$11.49
Class B Shares - Net Assets	$261,136	$562,216	$693,012	$3,773,319
Shares outstanding	20,350	42,206	90,910	345,750
Net asset value and offering price per share	$12.83	$13.32	$7.62	$10.91
Class C Shares - Net Assets	$3,025,662	$2,805,309	$4,053,079	$45,363,045
Shares outstanding	236,158	209,272	531,464	4,132,099
Net asset value and offering price per share	$12.81	$13.41	$7.63	$10.98
Institutional Class Shares - Net Assets	$29,866,616	$7,863,281	$4,718,258	$61,747,654
Shares outstanding	2,062,646	578,082	603,544	5,597,461
Net asset value, offering and redemption price per share	$14.48	$13.60	$7.82	$11.03
* Investments at cost	$34,230,207	$17,501,712	$31,622,751	$140,294,695
** Foreign currency at cost	—	—	—	$17,713

The accompanying notes are an integral part of these financial statements. 67

Statements of Assets and Liabilities
December 31, 2010

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Assets:
Investments at value*	$436,682,674	$226,085,167
Receivable for delayed delivery investments sold	533,158	6,353,796
Receivable for Fund shares sold	1,198,456	233,011
Dividends, interest and other receivables	1,419,244	688,570
Receivable for variation margin on futures	20,300	7,891
Receivable from affiliate	358	3,624
Prepaid expenses	35,582	14,732
Total assets	439,889,772	233,386,791
Liabilities:
Payable upon return of securities loaned	15,506	13,850
Payable for delayed delivery investments purchased	57,732,094	72,460,141
Payable for Fund shares repurchased	652,309	692,227
Payable for TBA sale commitments	—	6,363,717
Payable for variation margin on futures	231,522	16,387
Accrued expenses:
Investment management and advisory fee payable	229,263	92,919
Other	102,820	103,254
Total liabilities	58,963,514	79,742,495
Net Assets	$380,926,258	$153,644,296
Shares outstanding	39,768,933	13,949,203
Net asset value, offering and redemption price per share	$9.58	$11.01
Net Assets Represent:
Paid-in capital	$386,609,691	$148,821,489
Undistributed net investment income	155	26,057
Accumulated net realized loss from investments and futures contracts	(6,362,056)	(254,922)
Net unrealized appreciation of investments, futures contracts and TBA sale commitments	678,468	5,051,672
Net Assets	$380,926,258	$153,644,296
*Investments at cost	$436,139,233	$220,731,841

The accompanying notes are an integral part of these financial statements. 68

Statements of Operations
For the year ended December 31, 2010

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Investment Income:
Dividend income	$641,314	$203,048	$4,868	$53,230	$63,677	$68,865
Interest income	—	291,917	2,935,872	7,208,009	7,822,996	6,053,774
Securities lending fees	12,912	374	10,389	2,796	91	—
Total investment income	654,226	495,339	2,951,129	7,264,035	7,886,764	6,122,639
Expenses:
Investment management and advisory fees	256,964	124,691	224,397	658,465	2,513,934	1,161,863
Administrative fees	73,418	35,626	64,113	292,651	—	—
Distribution Fees - Class A	16,765	17,007	57,271	107,796	—	—
Distribution Fees - Class B	3,520	6,162	8,057	35,684	—	—
Distribution Fees - Class C	32,274	29,037	42,357	526,409	—	—
Registration fees	48,522	47,830	56,786	53,634	64,092	40,842
Professional fees	35,768	29,074	41,667	65,810	95,018	62,435
Custodian	13,016	23,383	59,540	39,864	102,821	46,732
Transfer agent	9,123	5,470	20,035	36,604	61,044	212,756
Reports to shareholders	5,098	6,099	15,877	29,172	53,431	44,372
Trustees fees and expenses	2,632	1,655	2,983	16,630	28,471	13,760
Miscellaneous	3,923	2,759	4,505	9,472	18,256	10,305
Total expenses before offsets	501,023	328,793	597,588	1,872,191	2,937,067	1,593,065
Expense reimbursements	(85,869)	(98,345)	(200,682)	(338,740)	—	(115,172)
Expense reductions	(20,036)	(4,788)	(47)	(241)	(520)	(242)
Expense waivers	—	—	—	(1,861)	(10,408)	(13,097)
Net expenses	395,118	225,660	396,859	1,531,349	2,926,139	1,464,554
Net investment income	259,108	269,679	2,554,270	5,732,686	4,960,625	4,658,085
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	5,949,208	1,761,338	1,025,889	(203,562)	376,114	2,961,520
Net realized gain (loss) on options and futures contracts	—	—	—	—	(1,143,175)	988,323
Net realized loss on foreign currency transactions	—	—	—	(5,669)	—	—
Net change in unrealized appreciation (depreciation) of investments	2,895,240	(153,247)	628,227	7,912,745	419,657	3,200,478
Net change in unrealized appreciation (depreciation) of futures contracts	—	—	—	—	1,010,057	(347,733)
Net change in unrealized appreciation of foreign currency translations	—	—	—	5,281	—	—
Net realized and unrealized gain	8,844,448	1,608,091	1,654,116	7,708,795	662,653	6,802,588
Net increase in net assets resulting from operations	$9,103,556	$1,877,770	$4,208,386	$13,441,481	$5,623,278	$11,460,673

The accompanying notes are an integral part of these financial statements. 69

Statements of Changes in Net Assets
For the year ended December 31,

	Managers AMG Chicago Equity Partners Mid-Cap Fund		Managers AMG Chicago Equity Partners Balanced Fund
	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment income	$259,108	$352,975	$269,679	$360,130
Net realized gain (loss) on investments and foreign currency transactions	5,949,208	(4,735,306)	1,761,338	(324,188)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	2,895,240	14,983,377	(153,247)	3,834,541
Net increase in net assets resulting from operations	9,103,556	10,601,046	1,877,770	3,870,483

Distributions to Shareholders:
From net investment income:
Class A	(32,789)	(49,401)	(108,880)	(174,382)
Class B	—	—	(4,280)	(13,932)
Class C	—	(1,778)	(22,845)	(32,235)
Institutional Class	(197,349)	(248,789)	(136,824)	(138,347)
Return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	(230,138)	(299,968)	(272,829)	(358,896)

From Capital Share Transactions:
Proceeds from sale of shares	3,759,737	3,048,654	3,414,197	4,406,764
Reinvestment of dividends and distributions	211,777	270,979	204,143	200,915
Cost of shares repurchased	(7,615,267)	(9,422,753)	(4,518,470)	(11,346,529)
Net decrease from capital share transactions	(3,643,753)	(6,103,120)	(900,130)	(6,738,850)
Total increase (decrease) in net assets	5,229,665	4,197,958	704,811	(3,227,263)

Net Assets:
Beginning of year	35,513,842	31,315,884	18,130,783	21,358,046
End of year	40,743,507	$35,513,842	$18,835,594	$18,130,783
End of year undistributed net investment income	$72,740	$57,893	$646	$1,100

The accompanying notes are an integral part of these financial statements. 70

Statements of Changes in Net Assets
For the year ended December 31,

	Managers High Yield Fund		Managers Fixed Income Fund
	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment income	$2,554,270	$3,022,671	$5,732,686	$6,415,578
Net realized gain (loss) on investments and foreign currency transactions	1,025,889	(3,933,716)	(209,231)	(347,617)
Net change in unrealized appreciation of investments and foreign currency translations	628,227	14,623,076	7,918,026	20,379,847
Net increase in net assets resulting from operations	4,208,386	13,712,031	13,441,481	26,447,808

Distributions to Shareholders:
From net investment income:
Class A	(1,845,390)	(2,177,410)	(1,816,800)	(1,993,554)
Class B	(57,140)	(157,986)	(124,108)	(233,528)
Class C	(309,306)	(353,778)	(1,815,282)	(2,238,016)
Institutional Class	(342,789)	(322,893)	(2,145,972)	(1,699,098)
Return of capital:
Class A	—	—	—	(67,729)
Class B	—	—	—	(6,757)
Class C	—	—	—	(96,278)
Institutional Class	—	—	—	(57,608)
Total distributions to shareholders	(2,554,625)	(3,012,067)	(5,902,162)	(6,392,568)

From Capital Share Transactions:
Proceeds from sale of shares	6,148,030	22,442,475	54,457,609	47,864,130
Reinvestment of dividends and distributions	1,995,842	2,190,315	3,976,670	4,423,829
Cost of shares repurchased	(16,508,471)	(23,516,157)	(53,494,943)	(44,997,081)
Net increase (decrease) from capital share transactions	(8,364,599)	1,116,633	4,939,336	7,290,878
Total increase (decrease) in net assets	(6,710,838)	11,816,597	12,478,655	27,346,118

Net Assets:
Beginning of year	37,904,808	26,088,211	137,060,165	109,714,047
End of year	$31,193,970	$37,904,808	$149,538,820	$137,060,165
End of year undistributed net investment income	$21,178	$14,874	$103,298	—

The accompanying notes are an integral part of these financial statements. 71

Statements of Changes in Net Assets
For the year ended December 31,

	Managers Short Duration Government Fund		Managers Intermediate Duration Government Fund
	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment income	$4,960,625	$6,458,920	$4,658,085	$6,484,248
Net realized gain (loss) on investments and futures	(767,061)	1,386,051	3,949,843	4,377,340
Net change in unrealized appreciation of investments and futures	1,429,714	8,560,257	2,852,745	8,789,067
Net increase in net assets resulting from operations	5,623,278	16,405,228	11,460,673	19,650,655

Distributions to Shareholders:
From net investment income	(5,130,631)	(6,294,858)	(4,636,850)	(6,508,347)
From net realized gain on investments	—	—	(4,790,544)	(1,431,402)
Total distributions to shareholders	(5,130,631)	(6,294,858)	(9,427,394)	(7,939,749)

From Capital Share Transactions:
Proceeds from sale of shares	313,082,969	219,292,105	92,990,465	90,588,567
Reinvestment of dividends and distributions	4,896,319	6,090,797	8,373,360	7,193,562
Cost of shares repurchased	(212,875,291)	(203,712,138)	(104,979,200)	(124,447,216)
Net increase (decrease) from capital share transactions	105,103,997	21,670,764	(3,615,375)	(26,665,087)
Total increase (decrease) in net assets	105,596,644	31,781,134	(1,582,096)	(14,954,181)

Net Assets:
Beginning of year	275,329,614	243,548,480	155,226,392	170,180,573
End of year	$380,926,258	$275,329,614	$153,644,296	$155,226,392
End of year undistributed net investment income	$155	$170,161	$26,057	$6,062

Share Transactions:
Sale of shares	32,697,915	23,244,837	8,279,870	8,559,142
Reinvestment of dividends and distributions	511,626	647,394	757,008	674,455
Shares repurchased	(22,230,366)	(21,579,682)	(9,332,613)	(11,724,027)
Net increase (decrease) in shares	10,979,175	2,312,549	(295,735)	(2,490,430)

The accompanying notes are an integral part of these financial statements. 72

Financial Highlights
For a share outstanding throughout each year ended December 31,

	Class A
Managers AMG Chicago Equity Partners Mid-Cap Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.80	$7.82	$13.67	$14.60	$13.48

Income from Investment Operations:
Net investment income (loss)	0.07	0.09	0.06	(0.02)[2]	0.05
Net realized and unrealized gain (loss) on investments	2.96	2.98	(5.84)	0.17 [2]	1.11
Total from investment operations	3.03	3.07	(5.78)	0.15	1.16

Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.09)	(0.06)	—	(0.04)
Net realized gain on investments	—	—	(0.01)	(1.08)	—
Total distributions to shareholders	(0.06)	(0.09)	(0.07)	(1.08)	(0.04)
Net Asset Value, End of Year	$13.77	$10.80	$7.82	$13.67	$14.60
Total Return[1]	28.06%	39.20%	(42.28)%	0.84%	8.69%
Ratio of net expenses to average net assets	1.19%	1.19%	1.18%	1.21%	1.23%
Ratio of net investment income (loss) to average net assets[1]	0.60%	1.15%	0.57%	(0.10)%	0.34%
Portfolio turnover	137%	115%	107%	125%	85%
Net assets at end of year (000’s omitted)	$7,590	$6,149	$3,863	$6,464	$9,178

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.47%	1.53%	1.44%	1.37%	1.36%
Ratio of net investment income (loss) to average net assets	0.32%	0.81%	0.31%	(0.25)%	0.22%

	Class B
Managers AMG Chicago Equity Partners Mid-Cap Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.13	$7.33	$12.80	$13.79	$12.82

Income from Investment Operations:
Net investment loss	(0.03)[2]	(0.12)	(0.06)	(0.13)[2]	(0.08)
Net realized and unrealized gain (loss) on investments	2.73 [2]	2.92	(5.40)	0.15 [2]	1.09
Total from investment operations	2.70	2.80	(5.46)	0.02	1.01

Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.04)
Net realized gain on investments	—	—	(0.01)	(1.01)	—
Total distributions to shareholders	—	—	(0.01)	(1.01)	(0.04)
Net Asset Value, End of Year	$12.83	$10.13	$7.33	$12.80	$13.79
Total Return[1]	26.65%[4]	38.20%[4]	(42.67)%	(0.03)%	7.88%
Ratio of net expenses to average net assets	1.94%	1.94%	1.94%	1.96%	1.98%
Ratio of net investment income (loss) to average net assets[1]	(0.23)%	0.33%	(0.30)%	(0.86)%	(0.41)%
Portfolio turnover	137%	115%	107%	125%	85%
Net assets at end of year (000’s omitted)	$261	$621	$1,742	$6,909	$11,197

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	2.22%	2.27%	2.20%	2.12%	2.11%
Ratio of net investment income (loss) to average net assets	(0.51)%	0.00%#	(0.56)%	(1.02)%	(0.59)%

73

Financial Highlights
For a share outstanding throughout each year ended December 31,

	Class C
Managers AMG Chicago Equity Partners Mid-Cap Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.11	$7.32	$12.79	$13.80	$12.83

Income from Investment Operations:
Net investment income (loss)	(0.04)	0.02	(0.03)	(0.12)[2]	(0.06)
Net realized and unrealized gain (loss) on investments	2.74	2.77	(5.43)	0.12 [2]	1.07
Total from investment operations	2.70	2.79	(5.46)	—	1.01

Less Distributions to Shareholders from:
Net investment income	—	(0.00)#	—	—	(0.04)
Net realized gain on investments	—	—	(0.01)	(1.01)	—
Total distributions to shareholders	—	(0.00)#	(0.01)	(1.01)	(0.04)

Net Asset Value, End of Year	$12.81	$10.11	$7.32	$12.79	$13.80
Total Return[1]	26.71%	38.18%	(42.71)%	(0.19)%	7.87%
Ratio of net expenses to average net assets	1.94%	1.94%	1.94%	1.96%	1.98%
Ratio of net investment income (loss) to average net assets[1]	(0.18)%	0.38%	(0.23)%	(0.85)%	(0.41)%
Portfolio turnover	137%	115%	107%	125%	85%
Net assets at end of year (000’s omitted)	$3,026	$3,669	$3,558	$8,651	$11,748

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	2.22%	2.28%	2.19%	2.12%	2.11%
Ratio of net investment income (loss) to average net assets	(0.46)%	0.04%	(0.49)%	(1.02)%	(0.56)%

	Institutional Class
Managers AMG Chicago Equity Partners Mid-Cap Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$11.39	$8.24	$14.42	$15.41	$14.19

Income from Investment Operations:
Net investment income	0.11	0.14	0.10	0.03 [2]	0.09
Net realized and unrealized gain (loss) on investments	3.08	3.12	(6.18)	0.11 [2]	1.17
Total from investment operations	3.19	3.26	(6.08)	0.14	1.26

Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.11)	(0.09)	—	(0.04)
Net realized gain on investments	—	—	(0.01)	(1.13)	—
Total distributions to shareholders	(0.10)	(0.11)	(0.10)	(1.13)	(0.04)
Net Asset Value, End of Year	$14.48	$11.39	$8.24	$14.42	$15.41
Total Return[1]	27.97%	39.59%	(42.13)%	0.78%	8.96%
Ratio of net expenses to average net assets	0.94%	0.94%	0.94%	0.96%	0.98%
Ratio of net investment income to average net assets[1]	0.84%	1.39%	0.77%	0.16%	0.59%
Portfolio turnover	137%	115%	107%	125%	85%
Net assets at end of year (000’s omitted)	$29,867	$25,075	$22,152	$51,029	$56,008

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.22%	1.28%	1.19%	1.12%	1.11%
Ratio of net investment income to average net assets	0.56%	1.05%	0.51%	0.01%	0.47%

74

Financial Highlights
For a share outstanding throughout each year ended December 31,

	Class A
Managers AMG Chicago Equity Partners Balanced Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$12.33	$10.45	$13.18	$12.86	$11.55
Income from Investment Operations:
Net investment income	0.20	0.22	0.29	0.25	0.25
Net realized and unrealized gain (loss) on investments	1.16	1.87	(2.74)	0.34	1.32
Total from investment operations	1.36	2.09	(2.45)	0.59	1.57
Less Distributions to Shareholders from:
Net investment income	(0.20)	(0.21)	(0.27)	(0.27)	(0.26)
Return of capital	—	—	(0.01)	—	—
Total distributions to shareholders	(0.20)	(0.21)	(0.28)	(0.27)	(0.26)
Net Asset Value, End of Year	$13.49	$12.33	$10.45	$13.18	$12.86
Total Return[1]	11.14%	20.06%	(18.68)%	4.63%	13.73%
Ratio of net expenses to average net assets	1.22%	1.23%	1.17%	1.23%	1.23%
Ratio of net investment income to average net assets[1]	1.56%	1.77%	2.53%	1.93%	2.05%
Portfolio turnover	97%	114%	99%	206%	66%
Net assets at end of year (000’s omitted)	$7,605	$6,933	$9,932	$2,076	$1,933

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.80%	1.76%	1.68%	1.78%	1.81%
Ratio of net investment income to average net assets	0.98%	1.24%	2.03%	1.38%	1.49%

	Class B
Managers AMG Chicago Equity Partners Balanced Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$12.17	$10.29	$12.96	$12.64	$11.36
Income from Investment Operations:
Net investment income	0.10 [2]	0.16	0.16	0.16	0.18
Net realized and unrealized gain (loss) on investments	1.15 [2]	1.83	(2.66)	0.33	1.29
Total from investment operations	1.25	1.99	(2.50)	0.49	1.47
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.11)	(0.16)	(0.17)	(0.19)
Return of capital	—	—	(0.01)	—	—
Total distributions to shareholders	(0.10)	(0.11)	(0.17)	(0.17)	(0.19)
Net Asset Value, End of Year	$13.33	$12.17	$10.29	$12.96	$12.64
Total Return[1]	10.28%	19.42%	(19.38)%	3.86%	12.83%
Ratio of net expenses to average net assets	1.97%	1.98%	1.97%	1.98%	1.98%
Ratio of net investment income to average net assets[1]	0.81%	1.11%	1.53%	1.16%	1.30%
Portfolio turnover	97%	114%	99%	206%	66%
Net assets at end of year (000’s omitted)	$562	$978	$2,434	$6,026	$8,485

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	2.55%	2.51%	2.55%	2.53%	2.56%
Ratio of net investment income to average net assets	0.23%	0.58%	0.95%	0.61%	0.71%

75

Financial Highlights
For a share outstanding throughout each year ended December 31,

	Class C
Managers AMG Chicago Equity Partners Balanced Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$12.25	$10.38	$13.08	$12.76	$11.46

Income from Investment Operations:
Net investment income	0.11	0.12	0.18	0.16	0.16
Net realized and unrealized gain (loss) on investments	1.15	1.88	(2.70)	0.33	1.31
Total from investment operations	1.26	2.00	(2.52)	0.49	1.47

Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.13)	(0.17)	(0.17)	(0.17)
Return of capital	—	—	(0.01)	—	—
Total distributions to shareholders	(0.10)	(0.13)	(0.18)	(0.17)	(0.17)
Net Asset Value, End of Year	$13.41	$12.25	$10.38	$13.08	$12.76
Total Return[1]	10.35%[4]	19.33%	(19.36)%	3.86%	12.88%
Ratio of net expenses to average net assets	1.97%	1.98%	1.96%	1.98%	1.98%
Ratio of net investment income to average net assets[1]	0.81%	1.04%	1.57%	1.17%	1.30%
Portfolio turnover	97%	114%	99%	206%	66%
Net assets at end of year (000’s omitted)	$2,805	$3,056	$2,926	$4,013	$4,479

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	2.55%	2.51%	2.52%	2.53%	2.56%
Ratio of net investment income to average net assets	0.23%	0.51%	1.01%	0.62%	0.71%

	Institutional Class
Managers AMG Chicago Equity Partners Balanced Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$12.43	$10.54	$13.28	$12.96	$11.64

Income from Investment Operations:
Net investment income	0.24	0.23	0.31	0.29	0.29
Net realized and unrealized gain (loss) on investments	1.17	1.90	(2.74)	0.34	1.32
Total from investment operations	1.41	2.13	(2.43)	0.63	1.61

Less Distributions to Shareholders from:
Net investment income	(0.24)	(0.24)	(0.30)	(0.31)	(0.29)
Return of capital	—	—	(0.01)	—	—
Total distributions to shareholders	(0.24)	(0.24)	(0.31)	(0.31)	(0.29)
Net Asset Value, End of Year	$13.60	$12.43	$10.54	$13.28	$12.96
Total Return[1]	11.42%	20.44%	(18.51)%	4.87%	13.98%
Ratio of net expenses to average net assets	0.97%	0.98%	0.96%	0.98%	0.98%
Ratio of net investment income to average net assets[1]	1.81%	2.03%	2.58%	2.18%	2.30%
Portfolio turnover	97%	114%	99%	206%	66%
Net assets at end of year (000’s omitted)	$7,863	$7,164	$6,065	$7,754	$7,676

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.55%	1.51%	1.52%	1.53%	1.56%
Ratio of net investment income to average net assets	1.23%	1.50%	2.02%	1.63%	1.73%

76

Financial Highlights
For a share outstanding throughout each year ended December 31,

	Class A
Managers High Yield Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$7.35	$5.25	$8.23	$8.63	$8.30

Income from Investment Operations:
Net investment income	0.61	0.60	0.64	0.59	0.55
Net realized and unrealized gain (loss) on investments	0.39	2.10	(2.99)	(0.40)	0.33
Total from investment operations	1.00	2.70	(2.35)	0.19	0.88

Less Distributions to Shareholders from:
Net investment income	(0.61)	(0.60)	(0.63)	(0.59)	(0.55)
Net Asset Value, End of Year	$7.74	$7.35	$5.25	$8.23	$8.63
Total Return[1]	14.20%	53.97%[4]	(30.02)%[4]	2.25%	11.07%
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%[7]	1.15%	1.15%
Ratio of net investment income to average net assets[1]	8.06%	9.33%	8.57%[7]	6.92%	6.65%
Portfolio turnover	60%	56%	41%	51%	65%
Net assets at end of year (000’s omitted)	$21,729	$28,450	$17,105	$24,151	$26,953

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.78%	1.68%	1.70%	1.55%	1.54%
Ratio of net investment income to average net assets	7.43%	8.80%	8.01%	6.52%	6.26%

	Class B
Managers High Yield Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$7.24	$5.18	$8.13	$8.54	$8.22

Income from Investment Operations:
Net investment income	0.54 [2]	0.58	0.56	0.54	0.50
Net realized and unrealized gain (loss) on investments	0.38 [2]	2.02	(2.94)	(0.43)	0.31
Total from investment operations	0.92	2.60	(2.38)	0.11	0.81

Less Distributions to Shareholders from:
Net investment income	(0.54)	(0.54)	(0.57)	(0.52)	(0.49)
Net Asset Value, End of Year	$7.62	$7.24	$5.18	$8.13	$8.54
Total Return[1]	13.25%[4]	52.52%[4]	(30.62)%[4]	1.30%	10.21%
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%[7]	1.90%	1.90%
Ratio of net investment income to average net assets[1]	7.35%	8.90%	7.80%[7]	6.14%	5.88%
Portfolio turnover	60%	56%	41%	51%	65%
Net assets at end of year (000’s omitted)	$693	$1,309	$2,577	$6,536	$12,318

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	2.53%	2.42%	2.45%	2.30%	2.28%
Ratio of net investment income to average net assets	6.72%	8.38%	7.25%	5.74%	5.50%

77

Financial Highlights For a share outstanding throughout each year ended December 31,

	Class C
Managers High Yield Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$7.24	$5.18	$8.12	$8.53	$8.21

Income from Investment Operations:
Net investment income	0.54	0.54	0.57	0.53	0.49
Net realized and unrealized gain (loss) on investments	0.39	2.06	(2.94)	(0.41)	0.32
Total from investment operations	0.93	2.60	(2.37)	0.12	0.81
Less Distributions to Shareholders from:
Net investment income	(0.54)	(0.54)	(0.57)	(0.53)	(0.49)

Net Asset Value, End of Year	$7.62	$7.24	$5.18	$8.12	$8.53
Total Return[1]	13.42%	52.57%[4]	(30.54)%[4]	1.32%	10.24%
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%[7]	1.90%	1.90%
Ratio of net investment income to average net assets[1]	7.29%	8.68%	7.91%[7]	6.18%	5.89%
Portfolio turnover	60%	56%	41%	51%	65%
Net assets at end of year (000’s omitted)	$4,053	$4,488	$3,516	$6,186	$7,653

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	2.53%	2.43%	2.46%	2.30%	2.29%
Ratio of net investment income to average net assets	6.66%	8.15%	7.36%	5.78%	5.50%

	Institutional Class
Managers High Yield Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$7.42	$5.29	$8.29	$8.70	$8.36

Income from Investment Operations:
Net investment income	0.63	0.64	0.64	0.64	0.58
Net realized and unrealized gain (loss) on investments	0.40	2.11	(2.98)	(0.43)	0.34
Total from investment operations	1.03	2.75	(2.34)	0.21	0.92

Less Distributions to Shareholders from:
Net investment income	(0.63)	(0.62)	(0.66)	(0.62)	(0.58)
Net Asset Value, End of Year	$7.82	$7.42	$5.29	$8.29	$8.70
Total Return[1]	14.58%	54.64%[4]	(29.80)%[4]	2.40%	11.38%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%[7]	0.90%	0.90%
Ratio of net investment income to average net assets[1]	8.26%	9.68%	8.90%[7]	7.16%	6.91%
Portfolio turnover	60%	56%	41%	51%	65%
Net assets at end of year (000’s omitted)	$4,718	$3,658	$2,890	$3,423	$7,053

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.53%	1.42%	1.46%	1.30%	1.29%
Ratio of net investment income to average net assets	7.63%	9.16%	8.34%	6.77%	6.51%

78

Financial Highlights
For a share outstanding throughout each year ended December 31,

	Class A
Managers Fixed Income Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.43	$8.93	$10.54	$10.55	$10.36

Income from Investment Operations:
Net investment income	0.47	0.52	0.55	0.56	0.52
Net realized and unrealized gain (loss) on investments	0.56	1.49	(1.62)	0.01	0.19
Total from investment operations	1.03	2.01	(1.07)	0.57	0.71

Less Distributions to Shareholders from:
Net investment income	(0.46)	(0.49)	(0.54)	(0.58)	(0.52)
Return of capital	—	(0.02)	—	—	—
Total distributions to shareholders	(0.46)	(0.51)	(0.54)	(0.58)	(0.52)
Net Asset Value, End of Year	$11.00	$10.43	$8.93	$10.54	$10.55
Total Return[1]	10.04%	23.14%	(10.45)%	5.53%	7.10%
Ratio of net expenses to average net assets	0.84%	0.84%	0.84%	0.82%	0.74%
Ratio of net investment income to average net assets[1]	4.13%	5.30%	5.72%	5.12%	4.98%
Portfolio turnover	23%	42%	16%	17%	55%
Net assets at end of year (000’s omitted)	$38,655	$40,625	$33,417	$24,122	$11,776

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.07%	1.08%	1.08%	1.12%	1.15%
Ratio of net investment income to average net assets	3.90%	5.06%	5.48%	4.84%	4.60%

	Class B
Managers Fixed Income Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.35	$8.86	$10.47	$10.48	$10.30

Income from Investment Operations:
Net investment income	0.40	0.49	0.48	0.51	0.43
Net realized and unrealized gain (loss) on investments	0.54	1.43	(1.62)	(0.03)	0.19
Total from investment operations	0.94	1.92	(1.14)	0.48	0.62

Less Distributions to Shareholders from:
Net investment income	(0.38)	(0.41)	(0.47)	(0.49)	(0.44)
Return of capital	—	(0.02)	—	—	—
Total distributions to shareholders	(0.38)	(0.43)	(0.47)	(0.49)	(0.44)
Net Asset Value, End of Year	$10.91	$10.35	$8.86	$10.47	$10.48
Total Return[1]	9.16%[4]	22.22%	(11.13)%	4.74%	6.25%
Ratio of net expenses to average net assets	1.59%	1.59%	1.59%	1.55%	1.49%
Ratio of net investment income to average net assets[1]	3.40%	4.67%	4.90%	4.37%	4.23%
Portfolio turnover	23%	42%	16%	17%	55%
Net assets at end of year (000’s omitted)	$3,773	$4,055	$6,349	$9,029	$13,089

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.82%	1.83%	1.82%	1.85%	1.90%
Ratio of net investment income to average net assets	3.17%	4.43%	4.66%	4.05%	3.80%

79

Financial Highlights
For a share outstanding throughout each year ended December 31,

	Class C
Managers Fixed Income Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.41	$8.92	$10.54	$10.55	$10.36

Income from Investment Operations:
Net investment income	0.39	0.44	0.48	0.48	0.43
Net realized and unrealized gain (loss) on investments	0.56	1.49	(1.62)	0.01	0.20
Total from investment operations	0.95	1.93	(1.14)	0.49	0.63

Less Distributions to Shareholders from:
Net investment income	(0.38)	(0.42)	(0.48)	(0.50)	(0.44)
Return of capital	—	(0.02)	—	—	—
Total distributions to shareholders	(0.38)	(0.44)	(0.48)	(0.50)	(0.44)
Net Asset Value, End of Year	$10.98	$10.41	$8.92	$10.54	$10.55
Total Return[1]	9.22%	22.13%	(11.11)%	4.75%	6.31%
Ratio of net expenses to average net assets	1.59%	1.59%	1.59%	1.56%	1.49%
Ratio of net investment income to average net assets[1]	3.39%	4.53%	4.96%	4.38%	4.23%
Portfolio turnover	23%	42%	16%	17%	55%
Net assets at end of year (000’s omitted)	$45,363	$57,658	$41,387	$32,154	$15,454

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.82%	1.83%	1.83%	1.86%	1.90%
Ratio of net investment income to average net assets	3.16%	4.29%	4.73%	4.08%	3.82%

	Institutional Class
Managers Fixed Income Fund	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$10.46	$8.96	$10.59	$10.59	$10.40

Income from Investment Operations:
Net investment income	0.49	0.55	0.58	0.59	0.54
Net realized and unrealized gain (loss) on investments	0.57	1.48	(1.63)	0.01	0.19
Total from investment operations	1.06	2.03	(1.05)	0.60	0.73

Less Distributions to Shareholders from:
Net investment income	(0.49)	(0.51)	(0.58)	(0.60)	(0.54)
Return of capital	—	(0.02)	—	—	—
Total distributions to shareholders	(0.49)	(0.53)	(0.58)	(0.60)	(0.54)
Net Asset Value, End of Year	$11.03	$10.46	$8.96	$10.59	$10.59
Total Return[1]	10.29%	23.39%	(10.23)%	5.84%	7.34%
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.56%	0.49%
Ratio of net investment income to average net assets[1]	4.34%	5.55%	5.93%	5.37%	5.23%
Portfolio turnover	23%	42%	16%	17%	55%
Net assets at end of year (000’s omitted)	$61,748	$34,723	$28,561	$33,412	$25,861

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	0.82%	0.83%	0.83%	0.86%	0.90%
Ratio of net investment income to average net assets	4.11%	5.31%	5.69%	5.07%	4.82%

80

Financial Highlights
For a share outstanding throughout each period

					For the fiscal year ended March 31,
Short Duration Government Fund	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008	For the period from April 1, 2007 to December 31, 2007	2007	2006
Net Asset Value, Beginning of Period	$9.56	$9.20	$9.68	$9.68	$9.61	$9.66
Income from Investment Operations:
Net investment income	0.13	0.24	0.34	0.31	0.42	0.34
Net realized and unrealized gain (loss) on investments	0.03	0.35	(0.45)	0.01	0.06	(0.05)
Total from investment operations	0.16	0.59	(0.11)	0.32	0.48	0.29
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.23)	(0.37)	(0.32)	(0.41)	(0.34)
Net Asset Value, End of Period	$9.58	$9.56	$9.20	$9.68	$9.68	$9.61
Total Return[1]	1.68%[4]	6.43%[4]	(1.19)%	3.41%[8]	5.05%	3.00%
Ratio of net expenses to average net assets[5]	0.81%	0.84%	0.83%	0.84%[9]	0.83%	0.83%
Ratio of net investment income to average net assets[1,5]	1.38%	2.43%	3.88%	4.49%[9]	4.15%	3.41%
Portfolio turnover	116%	152%	282%	199%[8]	230%	315%
Net assets at end of period (000’s omitted)	$380,926	$275,330	$243,548	$235,117	$179,984	$206,523

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	0.82%	0.84%	0.84%	1.22%[9]	1.36%	1.08%
Ratio of net investment income to average net assets	1.37%	2.43%	3.87%	4.11%[9]	3.62%	3.16%

81

Financial Highlights
For a share outstanding throughout each period

					For the fiscal year ended March 31,
Intermediate Duration Government Fund	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008	For the period from April 1, 2007 to December 31, 2007	2007	2006
Net Asset Value, Beginning of Period	$10.90	$10.17	$10.67	$10.54	$10.37	$10.53
Income from Investment Operations:
Net investment income	0.32	0.41	0.45	0.37	0.47	0.37
Net realized and unrealized gain (loss) on investments	0.46	0.83	(0.37)	0.13	0.17	(0.16)
Total from investment operations	0.78	1.24	0.08	0.50	0.64	0.21
Less Distributions to Shareholders from:
Net investment income	(0.32)	(0.41)	(0.45)	(0.37)	(0.47)	(0.37)
Net realized gain on investments	(0.35)	(0.10)	(0.13)	—	—	—
Total distributions to shareholders	(0.67)	(0.51)	(0.58)	(0.37)	(0.47)	(0.37)
Net Asset Value, End of Period	$11.01	$10.90	$10.17	$10.67	$10.54	$10.37
Total Return[1]	7.20%[4]	12.40%	0.85%	4.85%[8]	6.30%	2.02%
Ratio of net expenses to average net assets[6]	0.89%	0.89%	0.89%	0.83%[9]	0.87%	0.88%
Ratio of net investment income to average net assets[1,6]	2.80%	3.84%	4.32%	4.62%[9]	4.46%	3.53%
Portfolio turnover	409%	370%	429%	240.00%[8]	445%	672%
Net assets at end of period (000’s omitted)	$153,644	$155,226	$170,181	$193,440	$182,771	$194,545

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	0.96%	0.98%	0.95%	0.84%[9]	0.89%	0.88%
Ratio of net investment income to average net assets	2.73%	3.75%	4.26%	4.61%[9]	4.44%	3.53%

Notes to Financial Highlights

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the previous pages.

#	Rounds to less than $0.01 or 0.01%.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Per share numbers have been calculated using average shares.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]	The total return is based on the Financial Statement Net Asset Values as shown.
[5]

Excludes interest expense for the years ended December 31, 2010, 2009, and 2008, the period ended December 31, 2007 and the fiscal years ended March 31, 2007 and 2006 of 0.00%, 0.00%, 0.00%, 0.38%, 0.53%, and 0.23%, respectively. (See Note 1(c) of Notes to Financial Statements.)

[6]

Excludes interest expense for the years ended December 31, 2010, 2009, and 2008, the period ended December 31, 2007 and the fiscal years ended March 31, 2007 and 2006 of 0.00%, 0.00%, 0.00%, 0.01%, 0.04%, and 0.00%, respectively. (See Note 1(c) of Notes to Financial Statements.)

[7]	Excludes interest expense for the year ended December 31, 2008 of 0.06%.
[8]	Not annualized.
[9]	Annualized.

82

Notes to Financial Statements
December 31, 2010

1.	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are: Managers AMG Chicago Equity Partners Mid-Cap Fund (“Mid-Cap”), Managers AMG Chicago Equity Partners Balanced Fund (“Balanced”), Managers High Yield Fund (“High Yield”), Managers Fixed Income Fund (“Fixed Income”), Managers Short Duration Government Fund (“Short Duration”), and Managers Intermediate Duration Government Fund (“Intermediate Duration”), collectively the “Funds.”

Mid-Cap, Balanced, High Yield, and Fixed Income each offer four classes of shares: Class A, Class B, Class C and Institutional Class. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class A, Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are fair valued, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants

83

Notes to Financial Statements (continued)

would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts) Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs) The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the year ended December 31, 2010, under these arrangements, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were: Mid-Cap - $19,983 or 0.05%, and Balanced - $4,762 or 0.03%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon, the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2010, the custodian expense was not reduced for any of the Funds.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2010, overdraft fees and the impact on the expense ratios, if any, for Mid-Cap, Balanced, High Yield, Fixed Income, Short Duration, and Intermediate Duration equaled $0, $86, $182, $0, $0, and $0, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2010, the transfer agent expense was reduced as follows: Mid-Cap - $53, Balanced - $26, High Yield - $47, Fixed Income - $241, Short Duration - $520, and Intermediate Duration - $242.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMor-gan Liquid Assets Money Market Fund – Capital Shares. For the year ended December 31, 2010, the management fee was reduced as follows: Mid-Cap - $0, Balanced - $0, High Yield - $0, Fixed Income - $1,861, Short Duration - $10,408, and Intermediate Duration - $13,097.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes, except in such cases where interest expense is disclosed separately.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for the Mid-Cap Fund, monthly for the Fixed Income, High Yield, Short Duration and Intermediate Duration and quarterly for the Balanced Fund. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital

84

Notes to Financial Statements (continued)

gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Mid Cap		Balanced		High Yield		Fixed Income
	2010	2009	2010	2009	2010	2009	2010	2009
Distributions paid from:
Ordinary income	$230,138	$299,968	$272,829	$358,896	$2,554,625	$3,012,067	$5,902,162	$6,164,196
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—	228,372

Totals	$230,138	$299,968	$272,829	$358,896	$2,554,625	$3,012,067	$5,902,162	$6,392,568

As a % of distributions paid (unaudited):
Qualified ordinary income	100.00%	100.00%	66.71%	75.22%	—	—	—	—
Ordinary income - dividends received deduction	100.00%	100.00%	72.15%	83.23%	—	—	—	—

	Short Duration		Intermediate Duration
	2010	2009	2010	2009
Distributions paid from:
Ordinary income	$5,130,631	$6,294,858	$4,638,090	$6,508,347
Short-term capital gains	—	—	4,338,776	1,431,402
Long-term capital gains	—	—	450,528	—

Totals	$5,130,631	$6,294,858	$9,427,394	$7,939,749

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—	—	—
Ordinary income - dividends received deduction	—	—	—	—

As of December 31, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Mid Cap	Balanced	High Yield	Fixed Income	Short Duration	Intermediate Duration
Capital loss carryforward	$10,896,210	$934,426	$4,403,474	$1,069,686	$5,162,225	—
Undistributed ordinary income	58,773	—	21,178	103,298	155	$26,057
Undistributed short-term capital gains	—	—	—	—	—	—
Undistributed long-term capital gains	—	—	—	—	—	—

85

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December

31, 2007-2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the years ended December 31, 2010 and December 31, 2009, the capital stock transactions by class for Mid-Cap, Balanced, High Yield, and Fixed Income were:

	Mid-Cap				Balanced
	2010		2009		2010		2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	152,527	$1,817,076	175,871	$1,573,981	153,940	$1,989,622	259,779	$2,845,086
Reinvestment of distributions	1,201	16,634	2,252	24,752	4,484	57,927	4,278	49,025
Cost of shares repurchased	(171,982)	(2,035,553)	(102,802)	(889,571)	(156,920)	(1,998,654)	(651,802)	(7,638,243)

Net Increase (Decrease) - Class A	(18,254)	($201,843)	75,321	$709,162	1,504	$48,895	(387,745)	($4,744,132)

Class B:
Proceeds from sales	84	$935	168	$1,155	9,548	$123,057	23,140	$259,990
Reinvestment of distributions	—	—	—	—	235	3,014	614	6,744
Cost of shares repurchased	(41,048)	(441,806)	(176,441)	(1,444,034)	(47,933)	(597,986)	(179,904)	(1,952,017)

Net Decrease - Class B	(40,964)	($440,871)	(176,273)	($1,442,879)	(38,150)	($471,915)	(156,150)	($1,685,283)

Class C:
Proceeds from sales	6,516	$72,671	13,179	$106,965	27,751	$355,635	20,193	$221,969
Reinvestment of distributions	—	—	53	542	585	7,541	716	8,106
Cost of shares repurchased	(133,269)	(1,439,004)	(136,234)	(1,128,150)	(68,533)	(871,532)	(53,253)	(571,245)

Net Decrease - Class C	(126,753)	($1,366,333)	(123,002)	($1,020,643)	(40,197)	($508,356)	(32,344)	($341,170)

Institutional Class:
Proceeds from sales	149,279	$1,869,055	152,518	$1,366,553	73,672	$945,883	97,908	$1,079,719
Reinvestment of distributions	13,403	195,143	21,216	245,685	10,429	135,661	11,948	137,040
Cost of shares repurchased	(301,849)	(3,698,904)	(659,517)	(5,960,998)	(82,243)	(1,050,298)	(109,145)	(1,185,024)

Net Increase (Decrease) - Institutional Class	(139,167)	($1,634,706)	(485,783)	($4,348,760)	1,858	$31,246	711	$31,735

86

Notes to Financial Statements (continued)

	High Yield				Fixed Income
	2010		2009		2010		2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	561,569	$4,207,687	2,670,648	$15,897,970	1,650,400	$17,834,800	2,132,956	$20,258,557
Reinvestment of distributions	197,078	1,473,915	266,725	1,670,573	104,383	1,132,260	141,825	1,362,744
Cost of shares repurchased	(1,823,180)	(13,579,835)	(2,325,239)	(13,838,087)	(2,136,300)	(23,308,029)	(2,119,817)	(20,513,025)

Net Increase (Decrease) - Class A	(1,064,533)	$(7,898,233)	612,134	$3,730,456	(381,517)	$(4,340,969)	154,964	$1,108,276

Class B:
Proceeds from sales	12,741	$93,537	15,442	$93,910	75,696	$826,667	78,959	$754,143
Reinvestment of distributions	4,785	35,193	12,989	77,355	6,279	67,622	11,848	112,028
Cost of shares repurchased	(107,537)	(782,312)	(344,519)	(2,060,740)	(128,184)	(1,363,867)	(415,290)	(4,008,505)

Net Decrease - Class B	(90,011)	$(653,582)	(316,088)	$(1,889,475)	(46,209)	$(469,578)	(324,483)	$(3,142,334)

Class C:
Proceeds from sales	54,946	$409,922	93,651	$514,827	399,093	$4,329,562	1,890,577	$17,735,537
Reinvestment of distributions	23,277	171,625	27,854	172,760	98,849	1,070,100	136,213	1,311,233
Cost of shares repurchased	(166,548)	(1,234,905)	(180,948)	(1,112,602)	(1,905,917)	(20,659,178)	(1,127,609)	(10,841,496)

Net Increase (Decrease) - Class C	(88,325)	$(653,358)	(59,443)	$(425,015)	(1,407,975)	$(15,259,516)	899,181	$8,205,274

Institutional Class:
Proceeds from sales	189,264	$1,436,884	1,070,145	$5,935,768	2,862,678	$31,466,580	945,116	$9,115,892
Reinvestment of distributions	41,664	315,109	42,482	269,627	156,575	1,706,688	169,866	1,637,824
Cost of shares repurchased	(120,296)	(911,419)	(1,165,972)	(6,504,728)	(742,062)	(8,163,869)	(982,160)	(9,634,055)

Net Increase (Decrease) - Institutional Class	110,632	$840,574	(53,345)	$(299,333)	2,277,191	$25,009,399	132,822	$1,119,661

87

Notes to Financial Statements (continued)

At December 31, 2010, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Mid-Cap – two collectively own 85%; Balanced – two collectively own 66%; High Yield – three collectively own 53%; Fixed Income – two collectively own 30%; Short Duration – two collectively own 67%; Intermediate Duration – three collectively own 62%. Transactions by these shareholders may have a material impact on the Funds.

g.	Capital Loss Carryovers

As of December 31, 2010, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

	Capital Loss Carryover Amount	Expires Dec. 31,
Mid-Cap
	$10,896,210	2017

Balanced
	$934,426	2017

High Yield
	$4,403,474	2017

Fixed Income
	$616,984	2017
	452,702	2018

Total	$1,069,686

Short Duration
	$1,210,911	2016
	3,951,314	2017

Total	$5,162,225

For the year ended December 31, 2010, the following Funds utilized capital loss carryovers: Mid-Cap - $5,902,212, Balanced - $1,681,674, High Yield - $999,707 and Short Duration - $806,171.

h.	Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same or substantially the same assets later at a fixed price. An interest expense is charged to the Fund for the duration of the sale. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. For the year ended December 31, 2010, there were no reverse repurchase agreements, and therefore no interest expense.

i.	Delayed Delivery Transactions and When-Issued Securities

The Short Duration and Intermediate Duration Funds entered into securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

j.	Dollar Roll and Reverse Dollar Roll Agreements

The Short Duration and Intermediate Duration Funds entered into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

88

Notes to Financial Statements (continued)

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds its cost.

k.	Securities Transacted on a When Issued Basis

The Short Duration and Intermediate Duration Funds entered into To Be Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

2.	Derivative Instruments

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Schedules of Portfolio Investments for the applicable funds. The derivative instruments outstanding as of period end as disclosed in the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

a.	Futures Contracts

The Short Duration and Intermediate Duration Funds invest in interest rate futures contracts for risk management purposes in order to reduce the interest rate risk of fixed-income securities. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures.

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Fund’s ability to close futures positions at times when the Fund’s portfolio managers deem it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

b.	Assets Pledged to Cover Margin Requirements for Open Futures Positions

The aggregate market value of assets pledged to cover margin requirements for the open futures positions at December 31, 2010 was:

Fund	Assets Pledged
Short Duration	$699,751
Intermediate Duration	149,997

c.	Stripped Securities

The Short Duration and Intermediate Duration Funds invest in stripped securities (“STRIPS”), primarily interest-only strips for their hedging characteristics. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in

89

Notes to Financial Statements (continued)

value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

3.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

4.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

5.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to Subadvisory Agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the year ended December 31, 2010, were as follows:

Investment Management Fee
Mid-Cap	0.70%
Balanced	0.70%
High Yield	0.70%
Fixed Income	0.45%
Short Duration	0.70%
Intermediate Duration	0.70%

The Investment Manager has contractually agreed, through at least May 1, 2011 to waive fees and pay or reimburse expenses to the extent that the total operating expenses (exclusive of brokerage costs, interest, taxes, acquired fund fees and extraordinary expenses) exceed the following percentages of the following Funds’ average daily net assets:

Mid-Cap		Balanced
1.24%	Class A	1.25%	Class A
1.99%	Class B	2.00%	Class B
1.99%	Class C	2.00%	Class C
0.99%	Institutional Class	1.00%	Inst. Class

High Yield		Fixed Income
1.15%	Class A	0.84%	Class A
1.90%	Class B	1.59%	Class B
1.90%	Class C	1.59%	Class C
0.90%	Institutional Class	0.59%	Inst. Class
Intermediate Duration		Short Duration
0.89%		n/a

Each of Mid-Cap, Balanced, High Yield, Fixed Income, and Intermediate Duration is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the above percentages,

90

Notes to Financial Statements (continued)

based on the Fund’s average daily net assets. For the year ended December 31, 2010, each Fund’s components of reimbursement are detailed in the following chart:

	Mid-Cap	Balanced	High Yield
Reimbursement Available - 12/31/09	$305,458	$316,064	$525,904
Additional Reimbursements	85,869	98,345	200,682
Repayments	—	—	—
Expired Reimbursements	(110,934)	(115,456)	(184,970)

Reimbursement Available - 12/31/10	$280,393	$298,953	$541,616

	Fixed Income	Intermediate Duration
Reimbursement Available - 12/31/09	$810,721	$252,944
Additional Reimbursements	338,740	115,172
Repayments	—	—
Expired Reimbursements	(230,995)	—

Reimbursement Available - 12/31/10	$918,466	$368,116

Mid-Cap, Balanced, High Yield, and Fixed Income have entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. During the year ended December 31, 2010, each of these Funds paid an Administration fee at the rate of 0.20% per annum of the Fund’s average daily net assets.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund in the Trust. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Mid-Cap, Balanced, High Yield, and Fixed Income have adopted a distribution and service plan with respect to Class A, Class B and Class C shares of each Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25%, 1.00% and 1.00% annually of each Fund’s average daily net assets attributable to its Class A, Class B and Class C shares, respectively.

The Plan further provide for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

The following summarizes the total fees incurred under the Plan for Class A, Class B and Class C shares for the year ended December 31, 2010:

Amount
Mid-Cap	$52,559
Balanced	52,206
High Yield	107,685
Fixed Income	669,889

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2010, the following Funds either borrowed from or lent to other Funds in the Fund family: High Yield borrowed varying amounts up to $2,081,574 for 24 days paying interest of $483; Fixed Income lent $1,030,486 for 6 days earning interest of $142. The interest amounts can be found in the Statement of Operations in interest income or as miscellaneous expense.

91

Notes to Financial Statements (continued)

6.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2010, were as follows:

	Long-Term Securities (excluding U.S. Government Obligations)		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Mid-Cap	$48,961,205	$52,277,105	n/a	n/a
Balanced	9,859,622	13,668,116	$6,902,743	$4,216,683
High Yield	18,774,522	27,238,265	n/a	n/a
Fixed Income	33,452,204	22,335,508	6,399,947	8,430,934
Short Duration	38,389,106	23,009,289	473,421,575	362,518,748
Intermediate Duration	11,098,064	9,172,163	757,409,786	780,599,205

7.	Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, has entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the BNY Institutional Cash Reserves Fund (the “ICRF”), pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from each Fund in September 2011. Each applicable Fund is fair valuing its position in the ICRF daily. Each Fund’s position, if any, in the separate sleeve of the ICRF is included in the3Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Appreciation on the Statement of Assets and Liabilities and Statement of Operations.

8.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Short Duration and Intermediate Duration Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

9.	Risks Associated with High Yield Securities (High Yield)

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

10.	Subsequent Events

The Funds have determined that no additional material events or transactions occurred through the issuance date of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

92

Tax Information (continued)

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2010 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Mid-Cap, Balanced, High Yield, Fixed Income, Short Duration, and Intermediate Duration hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2010, $0, $0, $0, $0, $0 and $450,528, respectively or, if subsequently determined to be different, the net capital gains of such year.

93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, Managers Fixed Income Fund, Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, Managers Fixed Income Fund, Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (constituting Managers Trust II, hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2011

94

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 41 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 41 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 41 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 41 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (24 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 41 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 41 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (24 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 41 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 41 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004 • Chief Legal Officer since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust I (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993- 1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers AMG Funds and Managers Trust I (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

John J. Ferencz, 3/09/62 • Chief Compliance Officer • Code of Ethics Reporting Officer • AML Compliance Officer • Sarbanes-Oxley Code of Ethics Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

95

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	INTERNATIONAL EQUITY	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	AllianceBernstein L.P.	Chicago Equity Partners, LLC
CADENCE MID-CAP	Lazard Asset Management, LLC	ALTERNATIVE FUNDS
CADENCE EMERGING COMPANIES	Martin Currie Inc.
Cadence Capital Management, LLC
	REAL ESTATE SECURITIES	FQ GLOBAL ALTERNATIVES

CHICAGO EQUITY PARTNERS MID-CAP	Urdang Securities Management, Inc.	FQ GLOBAL ESSENTIALS
Chicago Equity Partners, LLC		First Quadrant, L.P.
RENAISSANCE LARGE CAP GROWTH

EMERGING MARKETS EQUITY	Renaissance Group LLC	INCOME FUNDS
Rexiter Capital Management Limited Schroder Investment Management North America Inc.	SKYLINE SPECIAL EQUITIES	BOND (MANAGERS)
	PORTFOLIO	FIXED INCOME
ESSEX SMALL/MICRO CAP GROWTH	Skyline Asset Management, L.P.	GLOBAL BOND
Essex Investment Management Co., LLC		Loomis, Sayles & Co., L.P.
SPECIAL EQUITY
FQ TAX-MANAGED U.S. EQUITY	Ranger Investment Management, L.P.	BOND (MANAGERS PIMCO)
FQ U.S. EQUITY	Lord, Abbett & Co. LLC	Pacific Investment Management Co. LLC
First Quadrant, L.P.	Smith Asset Management Group, L.P.	CALIFORNIA INTERMEDIATE TAX- FREE
	Federated MDTA LLC	Miller Tabak Asset Management LLC
FRONTIER SMALL CAP GROWTH
Frontier Capital Management Company, LLC	SYSTEMATIC VALUE	GW&K MUNICIPAL BOND
	SYSTEMATIC MID CAP VALUE	GW&K MUNICIPAL ENHANCED YIELD
GW&K SMALL CAP EQUITY	Systematic Financial Management, L.P.	Gannett Welsh & Kotler, LLC
Gannett Welsh & Kotler, LLC
	TIMESSQUARE MID CAP GROWTH	HIGH YIELD
INSTITUTIONAL MICRO-CAP	TIMESSQUARE SMALL CAP GROWTH	J.P. Morgan Investment Management LLC
MICRO-CAP	TSCM GROWTH EQUITY
Lord, Abbett & Co. LLC	TimesSquare Capital Management, LLC	INTERMEDIATE DURATION GOVERNMENT
WEDGE Capital Management L.L.P.		SHORT DURATION GOVERNMENT
Next Century Growth Investors LLC	TRILOGY GLOBAL EQUITY	Smith Breeden Associates, Inc.
RBC Global Asset Management (U.S.) Inc.	TRILOGY EMERGING MARKETS EQUITY
TRILOGY INTERNATIONAL SMALL CAP
Trilogy Global Advisors, L.P.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
Managers AMG Chicago Equity Partners Mid-Cap Fund	20,014	$23,161
Managers AMG Chicago Equity Partners Balanced Fund	20,056	$21,101
Managers High Yield Fund	24,509	$25,786
Managers Fixed Income Fund	27,537	$28,971
Managers Short Duration Government Fund	25,638	$23,554
Managers Intermediate Duration Government Fund	25,638	$23,554
All Funds in the Managers Complex Audited by PwC	994,109	$850,498

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
Managers AMG Chicago Equity Partners Mid-Cap Fund	7,200	$5,800
Managers AMG Chicago Equity Partners Balanced Fund	7,200	$5,800
Managers High Yield Fund	7,200	$6,500
Managers Fixed Income Fund	7,200	$6,500
Managers Short Duration Government Fund	9,000	$9,050
Managers Intermediate Duration Government Fund	8,450	$9,050

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-

approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2009	2008	2009	2008	2009	2008
Control Affiliates	$580,765	$343,015	$467,485	$897,895	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ John H. Streur
John H. Streur, President

Date:	March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	March 9, 2011

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	March 9, 2011